Exhibit 10.6A


                   RECKSON STRATEGIC VENTURE PARTNERS, LLC

                             OPERATING AGREEMENT


          THIS OPERATING AGREEMENT is made as of the 5th day of March, 1998, by and among RSVP HOLDINGS, LLC, a Delaware limited liability company, as Managing Member (such person and its successors and assigns hereunder in such capacity being hereinafter referred to as the "MANAGING MEMBER"), and PAINE WEBBER REAL ESTATE SECURITIES INC., a Delaware corporation, as the Non-Managing Member (such person and its successors and assigns hereunder in such capacity, together with any members admitted to the Company in accordance with the terms hereof other than a Managing Member being hereinafter referred to individually as a "NON-MANAGING MEMBER" and collectively as the "NON-MANAGING MEMBERS") (The Managing Member and the Non-Managing Member are
hereinafter referred to severally as a "MEMBER" and collectively as the "MEMBERS"). Each capitalized term utilized herein shall have the meaning ascribed to such term in Article II hereof.

                                  RECITALS
                                  --------

          A. Reckson Strategic Venture Partners, LLC (the "COMPANY") has been formed as a limited liability company under the Delaware Limited Liability Company Act (as amended from time to time, the "ACT") on January 23, 1998.

          B. The Managing Member and the Non-Managing Member wish to set out fully their respective rights, obligations and duties regarding the Company and its assets and liabilities.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:


                                  ARTICLE I

                                  FORMATION
                                  ---------

          1.01.     Formation.  The Company has been formed by the filing of
                    ---------
its Certificate of Formation with the Delaware Secretary of State pursuant to the Act. The Managing Member shall appoint such agents and attorneys for service of process as may be necessary or appropriate in connection with the formation and continuation of the Company under the laws of the State of Delaware. The Managing Member shall take all other necessary action required by law to perfect and maintain the Company as a limited liability company under the Act and in all other jurisdictions in which the Company may elect to conduct business.

          1.02.     Name.  The name of the Company shall be, and the business
                    ----
of the Company shall be conducted under the name of, "Reckson Strategic Venture Partners, LLC" or such other name as the Managing Member from time to time shall elect; provided, however, that in no event shall the Company conduct business under any name that is similar to, or incorporates any reference to, the name under which any Non-Managing Member or any Affiliate of any Non-Managing Member conducts business without the prior written Consent of such Non-Managing Member, which Consent shall be in the sole discretion of such Non-Managing Member.

          1.03.     Place of Business.  The principal office and place of
                    -----------------
business of the Company is located at 225 Broadhollow Road, Melville, New York 11747. The Managing Member may change the location of the principal office and may establish such additional offices of the Company as it may from time to time determine upon Notice to the Non-Managing Members of such change or addition of location.

          1.04.     Registered Office; Principal Office.  The address of the
                    -----------------------------------
registered office of the Company in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the registered agent for service of process on the Company in the State of Delaware at such registered office is The Corporation Trust Company.

          1.05.     Term.  The Company shall continue in full force and
                    ----
effect from the date of this Agreement until the Articles of Termination are filed. The Company shall be dissolved and its affairs wound up in accordance with Article XI hereof.
     ----------


                                  ARTICLE II

                                 DEFINITIONS
                                 -----------

          The following terms have the definitions hereinafter indicated whenever used in this Agreement with initial capital letters:

          "ACM":  Asbestos-containing materials.

          "ACM REQUIREMENTS": All present and future federal, state and local legal requirements applicable to any ACMs located within any of the Improvements, including the regulations promulgated by the federal Occupational Safety and Health Administration, 29 CFR Parts 1910, 1915 and 1926; the National Emission Standards for Hazardous Air Pollutants for asbestos, 40 CFR Section 61, Subpart M; and the Asbestos Hazard Emergency Response Act regulations, 40 CFR Section 763 Subpart E.

          "ACQUISITION COST": With respect to any Investment, the actual purchase price paid by the Company for such Investment plus reasonable transaction costs, including without limitation brokers' fees and expenses, attorneys fees' and disbursements and travel expenses, incurred in connection with such Investment plus, as of the date of acquisition thereof, (a) the outstanding principal balance (and any accrued but unpaid interest thereon) of any debt (i) of an Investment Entity in which the Investment is made, to the extent allocable to such Investment, assumed by the Company in connection with such Investment or (ii) secured by a lien on such Investment and (b) any par or stated amount of outstanding preferred equity issued by any such Investment Entity, and allocable to such Investment.

          "ACQUISITION PLAN": Shall have the meaning ascribed to such term in Section 16.02(E).
   -----------------

          "ACT": The Delaware Limited Liability Company Act, as it may be amended from time to time or any successor statute.

          "ADDITIONAL YIELD": Six percent (6%) per annum; provided that during the continuance of Management Authority under Section 16.03, the
                                                     -------------
Additional Yield shall be eleven percent (11%) per annum, and provided further that, so long as no Management Authority under Section 16.03 shall
                                                       -------------
be continuing, during the continuance of a default by any Class A Member under Section 4.03 hereof, the Additional Yield shall be one percent (1%) per
      ------------
annum.

          "ADJUSTMENT AMOUNTS": Shall have the meaning ascribed to such term in clause (iii) of the definition of Sweep Event set forth in this
Article II.

          "ADVISORY COMMITTEE": The committee described in Article XVI hereof.

          "AFFILIATE": When used with reference to a specified Person, (a) any Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the specified Person, (b) any Person who, from time to time, is (i) an officer or director of a specified Person or (ii) a spouse or immediate family relative of a specified Person, and (C) any Person which, directly or indirectly, is the beneficial owner of 25% or more of any class of equity securities of the specified Person or of which the specified Person is directly or indirectly the owner of 25% or more of any class of equity securities; provided,
                                                            --------
however, that for purposes of this Agreement, each of Reckson, Reckson
-------
Services and their respective Affiliates shall be deemed to be Affiliates of each other. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "AGREEMENT": This Operating Agreement, as it may be amended from time to time.

          "ALLOCATED ACCRUED CLASS  A ADDITIONAL RETURN":     Shall have  the
meaning ascribed to such term in Section 6.01(C).
                                 ---------------

          "ALLOCATED ACCRUED CLASS A BASIC RETURN":    Shall have the meaning
ascribed to such term in Section 6.01(C).
                         ---------------

          "ALLOCATED ACCRUED CLASS B BASIC RETURN":    Shall have the meaning
ascribed to such term in Section 6.01(C).
                         ---------------

          "ALLOCATED ADDITIONAL RETURN SHORTFALL": In connection with the distribution of any Capital Event Proceeds, the unpaid amount of Allocated Accrued Class A Additional Return of such Investment remaining after application of such Capital Event Proceeds pursuant to Section 6.01(B).
                                                       ---------------

          "ALLOCATED NET ADJUSTED CAPITAL CONTRIBUTION": Shall have the meaning ascribed to such term in Section 6.01(C).
                                 ---------------

          "ASBESTOS CONSULTANT": An industrial hygienist certified by the American Board of Industrial Hygiene, who has successfully completed appropriate OSHA/EPA asbestos training courses, who has all certifications, accreditations, licenses and permits required by any Governmental Authority having jurisdiction over any Related Property, and who is experienced with required and appropriate health and safety standards related to ACMs, and experienced in preparing O&M Programs.

          "BANKRUPTCY": For purposes of this Agreement, with respect to any Person, the institution by such Person of a voluntary case in bankruptcy, or the voluntary taking advantage by such Person of any bankruptcy or insolvency law, or the entry of an order, judgment or decree by a court of competent jurisdiction which continues in effect and unstayed for 60 days of such Person as bankrupt or insolvent, or the filing by such Person of any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or the filing by such Person of any answer admitting (or the failure by such Person to make a required responsive pleading to) the material allegations of a petition filed against such Person in any such proceeding or the seeking or consenting to or acquiescence in the judicial appointment of any trustee, fiscal agent, receiver or liquidator of such Person or of all or any substantial part of its properties or, if within 90 days after the commencement of an involuntary case or action against such Person seeking any bankruptcy, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, the failure of such case or action to have been dismissed or all orders in proceedings thereunder affecting the operations or the business of such Person stayed, or if the stay of any such order or proceeding thereafter shall be set aside, or, if within 90 days after the judicial appointment without the consent or acquiescence of such Person of any trustee, fiscal agent, receiver or liquidator of such Person or of all or any substantial part of its properties or the insolvency of such Person, such appointment shall not have been vacated, such insolvency being deemed to occur when such Person shall make an assignment for the benefit of creditors or shall admit in writing that its assets are insufficient to pay its liabilities as they come due.

          "BANKRUPTCY CODE": Shall have the  meaning ascribed to such term in
Section 7.11(N)(b).
------------------

          "BASIC YIELD":  Ten percent (10%) per annum.

          "BOOK CAPITALIZATION": With respect to Reckson Services and as at any date of determination, shall mean the greater of

     (i) the sum of (a) the trailing 12-month EBITDA of Reckson Services solely from its service business(es) and its executive centers business(es) (and not from the Company or any other rents from real property), adjusted for normalized 12-month historical operations, multiplied by seven (7), plus (b) the then outstanding Capital Contribution of the Managing Member hereunder, or

      (ii) the then Equity Capitalization of Reckson Services plus the then outstanding Capital Contribution of the Managing Member to the extent funded from draws on the ROP Line.

          "BUILDING SERVICES": The offering to owners and /or developers and /or occupants of office and industrial properties and other property types of services with respect to the ownership, operation, leasing and management of such properties or of services used by these owners or occupants.

          "BUSINESS DAY": Any day on which banks located in New York, New York are not required or authorized to close.

          "CAPITAL ACCOUNT": The account maintained by the Company for each Member as provided in Section 5.01 of this Agreement.
                      ------------

          "CAPITAL COMMITMENT": With respect to each Member, the amount set forth on Schedule A opposite its name, as may be amended from time to time
         ----------
pursuant to the terms hereof.

          "CAPITAL CONTRIBUTION": The total amount of money contributed by each Member to the Company pursuant to the terms of this Agreement. The aggregate Capital Contributions shall not exceed $300,000,000.00.

          "CAPITAL EVENTS PROCEEDS": For any Investment, (a) the proceeds from the sale, transfer, disposition, conveyance or refinancing, directly or indirectly, of all or any portion of such Investment or any of the assets of such Investment net of (i) any actual, out-of-pocket costs and expenses paid or payable in respect of the sale, transfer, disposition, conveyance or refinancing of such Investment and (ii) any pre-existing debt in respect of such Investment that is satisfied in connection with such sale, transfer, disposition, conveyance or refinancing and (b) Casualty Insurance Proceeds and Condemnation Proceeds.

          "CAPITAL EXPENSES": For any Related Property, costs of capital improvements, deferred maintenance or Tenant Capital Expenses with respect to such Related Property.

          "CASUALTY": Any damage to, or loss or destruction of, all or any part of any Related Property, whether or not such damage, loss or destruction is insured or insurable.

          "CASUALTY INSURANCE PROCEEDS": Insurance proceeds paid or payable in respect of a Casualty.

          "CAUSE": A failure by the Managing Member to carry out its obligations hereunder which constitutes (i) fraud, wilful misconduct or bad faith, (ii) a breach of Section 8.01 hereof, (iii) a material breach of this
                        ------------
Agreement by the Managing Member which material breach does, or could reasonably be expected to, result in a Company Material Adverse Effect, and which material breach continues for a period of forty-five (45) days after Notice of such material breach has been provided to the Managing Member (or, if the material breach can be cured but is not capable of being cured within such forty-five (45) day period, such longer period of time as is necessary to cure such material breach, provided that Managing Member promptly commences all necessary action to cure such breach and thereafter diligently prosecutes all such action to completion), or (iv) a material breach of this Agreement by the Managing Member which material breach reasonably could be expected to result in a Platform Material Adverse Effect, and which material breach continues for a period of forty-five (45) days after Notice of such material breach has been provided to the Managing Member (or, if the material breach can be cured but is not capable of being cured within such forty-five
(45) day period, such longer period of time as is necessary to cure such material breach; provided that Managing Member promptly commences all necessary action to cure such breach and thereafter diligently prosecutes all such action to completion).

          "CHANGE OF CONTROL EVENT": A change of control or ownership of the Company or a merger of the Company such that management control of the Company is not exercised by at least fifty percent (50%) of the individuals identified on Schedule 2.22 hereto without the prior written approval of the
              -------------
Class A Member (which approval may be withheld in the Class A Member's sole and absolute discretion); provided, however, that PWRES, in its sole and
                          --------  -------
absolute discretion, may, by written notice to the Managing Member prior to the occurrence of a Change of Control Event, waive any remedies otherwise available hereunder with respect to such Change of Control Event; it being understood that any such waiver shall be effective only with respect to a specific Change of Control Event as disclosed to PWRES, and no such waiver shall be deemed to waive the remedies of the Class A Member with respect to any other Change of Control Event.

          "CLASS A ADDITIONAL RETURN": For each Class A Member, a cash return equal to (i) the Additional Yield, compounded monthly, on the amounts of such Class A Member's funded Net Adjusted Capital Contributions from time to time (including compounded but unpaid Basic Yield and Additional Yield on such allocated Net Adjusted Capital Contributions), plus (ii) the Basic Yield, compounded monthly, on all amounts of compounded and unpaid Additional Yield, commencing on the date of funding of each such Capital Contribution until such Capital Contribution and the accrued and unpaid Basic Yield and Additional Yield thereon (including any such accrued and unpaid Basic Yield or Additional Yield on any unpaid and compounded Basic Yield or Additional Yield, respectively) is repaid to such Class A Member pursuant to this Agreement.

          "CLASS A BASIC RETURN": For each Class A Member, a cash return equal to the Basic Yield, compounded monthly, on the amounts of such Class A Member's funded Net Adjusted Capital Contributions from time to time (including compounded but unpaid Basic Yield on such allocated Net Adjusted Capital Contributions), commencing on the date of funding of each such Capital Contribution until such Capital Contribution and the accrued and unpaid Basic Yield thereon (including any such accrued and unpaid Basic Yield on any unpaid and compounded Basic Yield) is repaid to such Class A Member pursuant to this Agreement.

          "CLASS A MEMBER": Any Member(s) admitted to the Company as a Class A Member.

          "CLASS A MEMBER'S RELEASED PERSONS": Shall have the meaning ascribed to such term in Section 11.04.
                         -------------

          "CLASS B BASIC RETURN": For each Class B Member, a cash return equal to the Basic Yield, compounded monthly, on the amounts of such Class B Member's funded Net Adjusted Capital Contributions from time to time (including compounded but unpaid Basic Yield on such allocated Net Adjusted Capital Contributions), commencing on the date of funding of each such Capital Contribution until such Capital Contribution and the accrued and unpaid Basic Yield thereon (including any such accrued and unpaid Basic Yield on any unpaid and compounded Basic Yield) is repaid to such Class B Member pursuant to this Agreement.

          "CLASS B MEMBER": Any Member(s) admitted to the Company as a Class B Member, including the Managing Member.

          "CLOSING": The date on which a Capital Commitment is made by any Member pursuant to the terms hereof.

          "CODE": The Internal Revenue Code of 1986, as amended, and any successor statutory provisions.

          "CO-INVESTMENT VEHICLES": Shall have the meaning ascribed to such term in Section 3.05 hereof.
        ------------

          "COMPANY": The limited liability company referred to herein, as said limited liability company may from time to time be constituted.

          "COMPANY COMPETITOR": Any pooled investment fund, other than the Company, with a primary purpose similar to that of the Company as set forth in Section 3.01 hereof.
   ------------

          "COMPANY MATERIAL ADVERSE EFFECT": Any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, that does, or could reasonably be expected to, result in a materially adverse change in or have a materially adverse effect upon the business, operations, condition (financial or otherwise) or prospects of the Company in the aggregate.

          "CONDEMNATION": Any actual or threatened taking, condemnation, eminent domain or other similar proceeding relating to all or any portion of any Related Property.

          "CONDEMNATION PROCEEDS": Any and all award proceeds and other compensation payable in respect of a Condemnation.

          "CONSENT": Either the written consent of a Person, or the affirmative vote of such Person at a meeting duly called and held pursuant to this Agreement, as the case may be, to do the act or thing for which the Consent is solicited, or the act of granting such Consent, as the context may require. Subject to Section 15.03(C), reference to the Consent of a stated
                     ----------------
percentage of the Percentage Interest of the Non-Managing Members means the Consent of a number of the Non-Managing Members not then in default whose combined Percentage Interests represent at least such stated percentage of the total Percentage Interests of the Non-Managing Members not then in default, or such higher percentage as is required by applicable law.

          "CONTROL": With respect to any Investment Entity, the Company's power to direct the management of such Investment Entity, directly or indirectly, whether by the ownership of voting securities, by contract or by any other means.

          "CUMULATIVE PRIORITY RETURN": For any period, (a) for any Class A Member, such Class A Member's Class A Basic Return and Class A Additional Return for such period, and (b) for any Class B Member, such Class B Member's Class B Basic Return for such period.

          "CURE  AMOUNT": Shall  have the  meaning ascribed  to such  term in
Section 6.05.
------------

          "DEEMED VALUE": With respect to any Investment, initially, the Acquisition Cost of such Investment. From and after the Class A Member's election pursuant to Section 3.06 to require a revaluation of an Investment
                     ------------
at the time that the Adjustment Amounts for such Investment are initially included for purposes of the Financial Tests, the "DEEMED VALUE" of such Investment shall mean the Gross Fair Value of such Investment at such time, as determined in accordance with Section 3.06, and from and after the
                                 ------------
occurrence of any Revaluation Event with respect to an Investment from time to time, the "DEEMED VALUE" of such Investment as of any date of determination shall mean the Gross Fair Value of such Investment as of the time of the then most recent Revaluation Event for such Investment, as determined in accordance with Section 3.06.
                              ------------

          "DERIVATIVES": A financial instrument, product or index which is not a direct investment, but instead derives its economic characteristics from the economic characteristics of one or more direct or derivative financial instruments, products or indexes.

          "DOBIE CENTER INVESTMENT": The acquisition by the Company of an equity interest in a dormitory and residence hall occupied by students at the University of Texas at Austin and in the parking garage and retail mall adjacent thereto commonly known as Dobie Center.

          "EBITDA":  Earnings   before   interest,  tax,   depreciation   and
amortization as determined in accordance with GAAP on a consistent basis.

          "ELECTION PERIOD": Shall have the meaning ascribed to such term in clause (iii) of the definition of Sweep Event set forth in this Article II.

          "ENVIRONMENTAL LAWS": All laws, statutes, ordinances, orders, rules, codes, regulations, guidance documents, policies, binding decrees and judgments and any binding judicial or administrative interpretations thereof relating to health, safety, industrial hygiene, protection of the environment, or the protection of human, plant or animal health or welfare from injury as a result of exposure to Hazardous Materials or loss of ecological resources, including those relating to fines, orders, injunctions, penalties, damages, contribution, cost recovery compensation, removal, cleanup or remedial action, losses or injuries resulting from Hazardous Material Activity or threatened Hazardous Material Activity, in any manner applicable to any Investment Entity, any Related Property or any part thereof, or the ownership, use, occupancy or operation thereof, including CERCLA, the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et
                                                                          --
seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et
---                                                                       --
seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et
---                                                                    --
seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic
---                                              -- ---
Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal
                                               -- ---

Insecticide, Fungicide and Rodenticide Act (7 U.S.C. Section 136 et seq.),
                                                                 -- ---
the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.), the
                                                              -- ---
Residential Lead-Based Paint Act (42 U.S.C. Section 4856 et seq.) and the
                                                         -- ---
Emergency Planning and Community Right-to-Know Act (42 U.S.C. Section 11001 et seq.), each as heretofore or hereafter amended or supplemented from
-- ---
time to time, and any analogous future or present applicable local, state and federal statutes and regulations promulgated pursuant thereto, each as in effect as of the date of determination.

          "ENVIRONMENTAL REPORT":   With respect to  any Related Property,  a
written environmental site assessment, prepared by an independent qualified environmental professional.

          "EQUIPMENT":  The meaning specified in the UCC.

          "EQUITY CAPITALIZATION": With respect to Reckson Services, as at any date of determination, shall mean the then total paid-in equity capital of Reckson Services.

          "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

          "EXPERT": An independent, nationally recognized investment banking firm or other appropriate, independent valuation expert, other than PWRES or an Affiliate thereof, selected by the Class A Member with the reasonable approval of the Managing Member.

          "FAIR VALUE": As of any date of determination, the fair value of any Interest, Investment, Related Property or other Company asset as of such date, as determined pursuant to and in accordance with Section 3.06(d)
                                                       ---------------

          "FINANCIAL TEST INCLUSION EVENT": For any Investment, the initial inclusion of the Adjustment Amounts for such Investment for purposes of the Financial Tests.

          "FINANCIAL TESTS": Shall mean those calculations described in clause (y) of the definition of "Sweep Event" and in Sections 3.04, 11.01(F)
                                                     -------------  --------
and 16.03(A).
   ---------

          "FISCAL YEAR": The taxable year of the Company which, except in the case of a short taxable year or such other taxable year as may be required under the Code, shall be the calendar year.

          "GAAP": Generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

          "GOVERNMENTAL AUTHORITY": Any legislative body, court, board, agency, commission, office or authority of any nature whatsoever of or for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

          "GROSS FAIR VALUE": As of any date of determination, the Fair Value of any Interest, Investment, Related Property or other Company asset as of such date, determined on the basis of the gross anticipated cash flows without reduction for any debt or preferred equity payments, dividends or distributions prior to the interest of the Company or the applicable Member, as the case may be.

          "HAZARDOUS MATERIAL": (i) Any chemical, material or substance at any time defined as or included in the definition of "hazardous wastes," "hazardous materials," "hazardous substance," "extremely hazardous substance," "extremely hazardous waste", "pollutants," "restricted hazardous waste," "infectious waste" or "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Laws or publications promulgated pursuant thereto; (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iv) any flammable substances or explosives; (v) any radioactive materials; (vi) asbestos in any form;
(vii) urea formaldehyde foam insulation; (viii) electrical equipment containing any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million; (ix) pesticides; (x) radon; and (xi) any other chemical, material or substance, exposure to which is at the time of determination prohibited, limited or regulated by any
Governmental Authority or which is likely to pose a hazard to health or safety.

          "HAZARDOUS MATERIAL ACTIVITY": Any storage, holding, existence, release, spill, leaking, pumping, pouring, injection, escaping, deposit, disposal, dispersal, leaching, migration, use, treatment, emission, discharge, dumping, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Material from, under, into or on a Related Property or surrounding property, including the discharge of any Hazardous Material emanating from any Related Property through the air, soil, surface water, groundwater or property and also including the abandonment or disposal of any barrels, containers and other closed receptacles containing any Hazardous Material from or on any such individual Related Property, in each case whether sudden or non-sudden, accidental or non-accidental.

          "IMPOSITIONS": All real estate and personal property taxes, water, sewer and vault charges and all other taxes, levies, assessments and other similar charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of every kind and nature whatsoever, which at any time prior to, at or after the execution hereof may be assessed, levied or imposed by a Governmental Authority upon or with respect to any Related Property or the revenues in respect of such Related Property or the ownership, use, occupancy or enjoyment thereof, and any interest, costs or penalties with respect to any of the foregoing.

          "INCORRECT VALUE DETERMINATION": Shall have the meaning ascribed to such term in Section 3.06(iii).
             -----------------

          "INDEMNIFIED PARTIES": Shall have the meaning ascribed to such term in Section 7.05(A) hereof.
        ---------------

          "INITIAL INVESTMENT DEADLINE": Shall have the meaning ascribed to such term in Section 4.03(A)(a) hereof.
             ------------------

          "INTEREST": The ownership interest of a Member in the Company at any particular time, including the right of such Member to any and all benefits to which such Member may be entitled as provided in this Agreement and in the Act, together with the obligations of such Member to comply with all the terms and provisions of this Agreement and of the Act.

          "INVESTMENT": Any acquisition, made with the proceeds of one or more Capital Contributions, of an interest, whether in the form of debt or equity, in a corporation, partnership, trust, limited liability company or other entity, or a group of assets or entities purchased in a single transaction or group of related transactions, or any other asset, including short-term investments of cash, and subsequent to such acquisition, the asset so acquired. It is understood and agreed that the Company shall make no acquisitions of any such interests other than with the proceeds of one or more Capital Contributions.

          "INVESTMENT COMPANY ACT": The Investment Company Act of 1940, as amended.

          "INVESTMENT ENTITY": Any Person in which the Company, either directly or indirectly, has made an Investment pursuant to Section 3.01
                                                           ------------
hereof.

          "INVESTMENT EXPENSES":  The  sum of  (i) Unconsummated  Deal Costs,
(ii) Organizational Expenses and (ii) Operating Expenses.

          "INVESTMENT PARAMETERS": Shall have the meaning ascribed to such term in Section 3.01(A) hereof.
        ---------------

          "INVESTMENT PERIOD": The period ending on the third anniversary of the date of this Agreement, unless (a) (i) in the opinion of counsel selected by the Managing Member, changes in applicable law after the date hereof have materially adversely affected the ability of the Company to pursue its investment objectives, (ii) the Managing Member determines, in its reasonable discretion, that there are insufficient business opportunities consistent with the investment objectives of the Company or (iii) at least ninety percent (90%) of the aggregate Capital Commitments have been invested or committed for investment, in any of which events the Managing Member may terminate the Investment Period prior to the third anniversary of the date of this Agreement, or (b) the Investment Period is earlier terminated as otherwise provided in this Agreement.

          "INVESTMENT REVENUES": With respect to all of the Company's Investments, the sum of (i) all receipts of the Company relating to such Investments (other than Capital Contributions and Capital Events Proceeds), including, without limitation, rents and other operating revenues, dividends and interest, (ii) any financing, break-up and other fees, reimbursements or other sums payable by third parties to the Company, the Managing Member or their Affiliates (other than any asset management, property management or similar fees payable by any Investment Entity to any of the Managing Member Members or their Affiliates pursuant to a transaction entered into in accordance with the requirements of Section 7.04) in respect of such Investments and
                    ------------
(iii) any reserves previously set aside from items (i) and (ii) pursuant to clause (v) of the definition of Net Investment Revenues which are deemed available for distribution by the Managing Member or Liquidator.

          "LEASE": With respect to any Investment Entity, any lease or ground lease, or, to the extent of the interest therein of such Investment Entity, any sublease or license, concession or other agreement (whether writ-ten or oral and whether now or hereafter in effect) pursuant to which any person is granted a possessory interest in, or right to use or occupy all or any portion of any Related Property (including any use or occupancy arrangement created pursuant to Section 365(d) of the Bankruptcy Code or
                                --------------
otherwise in connection with any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or occupant of any portion of such Related Property), and every modification, amendment or other agreement relating to such lease, ground lease, sublease, sub-sublease, license, concession or other agreement entered into in connection therewith, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party or parties thereto.

          "LEGAL REQUIREMENTS": All federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of any Governmental Authority (including Environmental Laws) affecting any Related Property or any part thereof or the construction, ownership, use, alteration, maintenance, management, occupancy or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments at any time in force affecting any Related Property or any part thereof, including any of the foregoing which may (i) require repairs, modifications or alterations in or to such Related Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof.

          "LEVERAGE EXCEPTED INVESTMENTS": (i) So long as the Company has obtained non-recourse, tax exempt financing with respect thereto, the Dobie Center Investment, and (ii) any other Investment acquired by the Company from time to time with respect to which the Company has obtained non-recourse, tax-exempt financing if, but only if, at the time such Investment (or, if later, the non-recourse, tax-exempt financing on such Investment) is acquired by the Company, the aggregate Deemed Value of such other Investment together with the Dobie Center Investment and all other Leverage Excepted Investments is not greater than twenty percent (20%) of the aggregate Deemed Value of all of the Company's Investments.

          "LEVERAGE RATIO":  For any Investment, the  ratio of (i) the sum of
(a) all indebtedness of the Company or of any related Investment Entity (except for any indebtedness of the Managing Member or any Person directly or indirectly holding an interest in Managing Member) secured, directly or indirectly, by such Investment or by all or part of the assets of any such Investment Entity, directly or indirectly, or payable, directly or indirectly, from the revenues of such Investment or such assets, plus (b) the amount of any preferred equity (other than any Capital Contribution made by any Class A Member pursuant to the terms hereof) issued by any Investment Entity in which such Investment is held, directly or indirectly, plus (c) the aggregate Class A Capital Contributions allocated to such Investment to (ii) the Gross Fair Value of such Investment.

          "LIEN": Any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, security title, or any other encumbrance, charge or collateral transfer of, on or affecting the relevant property (real or personal, tangible or intangible, as the context may require) or any portion thereof or any interest therein, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

          "LIQUIDATOR": The Managing Member, or if (i) the Managing Member's withdrawal or Bankruptcy caused the dissolution of the Company or (ii) the Company is dissolved pursuant to Section 7.08(B) or 7.09(B) or 11.01(F)
                                 ---------------    -------    --------
hereof or during the continuance of Management Authority, such other Person who may be appointed by a majority of the Percentage Interests of the Class A Members, who shall be responsible for taking all action necessary or appropriate to wind up the affairs of, and distribute the assets of, the Company upon its dissolution.

          "LOCK-OUT PERIOD":  As defined in Section 3.03(a)(J).
                                            ------------------

          "MANAGING MEMBER":   RSVP  Holdings, LLC, or  any other  Person who
becomes a successor Managing Member pursuant to the terms hereof.

          "MANAGING MEMBER MEMBER":  A member of the Managing Member.

          "MANAGEMENT AUTHORITY": Shall have the meaning ascribed to such term in Section 16.03.
        -------------

          "MARKETABLE SECURITIES": Securities which are traded on a national securities exchange in the United States, reported through the National Association of Securities Dealers, Inc. Automated Quotation System or otherwise actively traded over-the-counter in the United States, and are not subject to restrictions on transfer as a result of applicable contract provisions or the provisions of the Securities Act other than the volume and method-of-sale restrictions of Rule 144 promulgated thereunder or any successor thereto.

          "MATERIAL ADVERSE EFFECT": With respect to any Investment Entity, any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, that does, or could reasonably be expected to, result in a materially adverse change in or have a materially adverse effect upon the business, operations, condition (financial or otherwise) or prospects of such Investment Entity or any Related Property.

          "MEMBER": As the context may require, any of the Managing Member and the Non-Managing Member(s).

          "MINIMUM BOOK CAPITALIZATION": With respect to Reckson Services, a Book Capitalization equal to the lesser of (a) $25,000,000 or (b) if PWRES shall have elected to make its initial Capital Contribution (excluding, for purposes hereof, the Capital Contribution described in the first sentence of
Section 4.03 (A)) on a date when Reckson Service's Book Capitalization is
----------------
less than $25,000,000 as provided in the second sentence of Section 4.03(E),
                                                            ---------------
the amount of Reckson Service's Book Capitalization on the date PWRES makes such Capital Contribution.

          "MINIMUM OVERHEAD EXPENSES": For any period, the actual Operating Expenses of the Company for such period, provided that such amount shall not exceed (a) $5,000,000 on an annualized basis, so long as no Sweep Event has occurred and is continuing, or (b) during the continuance of a Sweep Event, $4,250,000 on an annualized basis.

          "MITIGATION PROGRAM":  The meaning specified in Section 7.11(P)(b).
                                                          ------------------

          "NET ACQUISITION COST": With respect to any Investment, as of any date of determination, (i) the Acquisition Cost of such Investment, less (ii) any amounts described in clauses (a) or (b) of the definition of "Acquisition Costs" set forth herein, plus (iii) the sum of all Capital Contributions to the Company to the extent used for capital improvements to or other expenses of such Investment, less (iv) all returns of Allocated Net Adjusted Capital Contributions of any Member for such Investment pursuant to Section
                                                            -------
6.01(B)(ii) or (iv).
----------     ----

          "NET ADJUSTED CAPITAL CONTRIBUTION": With respect to each Member, as of any time, the aggregate Capital Contributions of such Member as of such time, less the sum of (a) any distributions in return of such Capital Contributions previously made to such Member pursuant to Section 6.01(A) or
                                                         ---------------
Section 6.01(B) of this Agreement, and (b) any refunds of Capital
---------------
Contributions made pursuant to Section 4.03(A) hereof.
                               ---------------

          "NET INVESTMENT REVENUES": For any period and with respect to all of the Company's Investments, the excess of Investment Revenues less the following, without duplication, and only to the extent that the following are not funded from Capital Contributions: (i) all non-capitalized accrued expenditures and costs relating to the organization, acquisition, lease, management, ownership, improvement, operation and disposition of such Investments, including any fees payable in respect of such Investments, (ii) amounts paid in respect of any loan or other indebtedness related to such Investments, (iii) extraordinary expenses (including non-ordinary repairs, maintenance, improvements and replacements) not previously deducted from Investment Revenues relating to such Investments, (iv) capital expenditures for such Investments (other than to acquire any such Investments) (v) reserves funded during such period to meet anticipated operating expenditures of the Company attributable to such Investments and
(vi) Minimum Overhead Expenses and Unconsummated Deal Costs.

          "NON-MANAGING MEMBER": Any Member of the Company, other than the Managing Member.

          "NON-MANAGING MEMBER'S INTEREST": A membership interest in the Company held by a Non-Managing Member.

          "NON-PUBLIC INFORMATION": Shall have the meaning ascribed to such term in Section 17.15 hereof.
        -------------

          "NOTICE": A writing containing the information required by this Agreement to be communicated to a Person and personally delivered to such Person or sent by facsimile or similar electronic means, overnight courier or registered or certified mail, postage prepaid, return receipt requested, to such Person at the last known address of such Person as shown on the books of the Company. A Notice shall be deemed effectively given and received (i) upon personal delivery, (ii) if sent by facsimile or similar electronic means, when confirmation of transmission is received or, if such confirmation is received on a day other than a Business Day, on the next Business Day,
(iii) if delivered by overnight courier, on the next Business Day after delivery to the overnight courier service and (iv) if sent by registered or certified mail, three (3) Business Days after delivery to the United States postal service; provided, however, that any written communication containing
                --------  -------
such information actually received by a Person shall constitute Notice for all purposes of this Agreement.

          "O&M PROGRAM": For each applicable Related Property, the operation and maintenance program for ACMs at such Related Property prepared by an Asbestos Consultant satisfactory to the Managing Member and consistent with all applicable recommendations in the Environmental Protection Agency's "Managing Asbestos in Place, A Building Owner's Guide to Operations and Maintenance Programs for Asbestos-Containing Materials" and including the following program elements: (i) notification (a program to tell workers, tenants and building occupants as appropriate, where ACM is located, and how and why to avoid disturbing the ACMs); (ii) surveillance (regular ACM surveillance to note, assess and document changes in the ACM's condition);
(iii) controls (work control/permit system to control activities which might disturb ACMs); (iv) work practices (O&M work practices to avoid or minimize fiber release during activities affecting ACM); (v) record keeping (to document O&M activities); (vi) worker protection (medical and respiratory protection programs, as applicable); (vii) training (asbestos program manager and custodial and maintenance staff training); and (viii) a plan for complying with all ACM Requirements.

          "OFFICER'S CERTIFICATE": A certificate delivered by an Investment Entity which is signed by an authorized officer of such Investment Entity.

          "OPERATING EXPENSES": All miscellaneous costs and expenses of operation of the Company, determined on a cash basis, including, without limitation, salaries, rent, taxes, insurance, administrative fees and audit costs but specifically excluding, Unconsummated Deal Costs.

          "ORGANIZATIONAL DOCUMENTS": With respect to any Person, (a) if such Person is a limited partnership, the limited partnership agreement of such Person and the certificate of limited partnership of such person, in each case, as amended, restated, supplemented or otherwise modified from time to time, (b) if such Person is a corporation, the certificate or articles of incorporation of such Person and the by-laws of such Person, in each case, as amended, restated, supplemented or otherwise modified from time to time, and
(c) if such Person is a limited liability company, the articles of organization and operating agreement of such Person, as amended, restated, supplemented or otherwise modified from time to time.

          "ORGANIZATIONAL EXPENSES": (a) All costs, expenses and fees (including, but not limited to attorneys' fees and disbursements) incurred by the initial Managing Member and the initial Class A Member on or prior to the date hereof with respect to the preparation, negotiation and review of the Company's Organizational Documents and any related documents, agreements, certificates and opinions and (b) any fee payable by the Company to PWRES in connection with the organization of the Company.

          "PERCENTAGE INTEREST": As of any given time, as to any Member, a fraction, expressed as a percentage, equal to the amount of the Capital Commitment of such Member divided by the total Capital Commitments of all Members, as may be adjusted from time to time in accordance with the provisions hereof.

          "PERSON": Any individual, corporation, general partnership, limited partnership, limited liability company, limited liability partnership, joint venture, estate, trust, unincorporated association, or other organization, whether or not a legal entity, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

          "PLATFORM": A specific business sector, defined by property type and use, within the general category of debt or equity Investments relating to the ownership of real property or the operation thereof, as determined for each Investment pursuant to Section 3.02(b). Examples of certain types of
                            ---------------
Platforms include, but are not limited to the following, student housing companies and related assets, assisted living companies and related assets, limited service hotel companies and related assets, and real estate finance and credit companies and related assets.

          "PLATFORM DISTRIBUTION ACCOUNT":  As defined in Section 6.04
                                                          ------------
hereof.

          "PLATFORM MATERIAL ADVERSE EFFECT": With respect to any Platform, any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, that does, or could reasonably be expected to result in a materially adverse change in or have a materially adverse effect upon the business, operations, condition (financial or otherwise) or prospects of all of the Investment Entities and their Related Properties pertaining to such Platform.

          "PLATFORM SWEEP EVENT": Any of the following events, (i) a material breach of the obligations set forth in Section 7.11 and Section 7.12
                                                ------------     ------------
hereof which may result in a Platform Material Adverse Effect and which breach continues for fifteen (15) days after Notice of such material breach has been provided to the Managing Member (or if the breach can be cured but is not capable of being cured within such fifteen (15) day period, such longer period of time as is necessary to cure such breach, provided that such cure is diligently pursued within and after such fifteen (15) day period), or
(ii) acts or omissions of Managing Member that constitute Cause pursuant to clause (iv) of the definition thereof.

          "PORTFOLIO SHARE":  Shall have the meaning ascribed to such term in
Section 6.01(C).
---------------

          "PRIME RATE": The rate of interest publicly announced as its "prime rate" from time to time by Citibank, N.A., New York, New York, or its successor or any other financial institution, as the Managing Member and PWRES may agree, or its successor.

          "PROJECT": Shall have the meaning ascribed to such term in Section
                                                                     -------
16.01(E)(a).
-----------

          "PROPERTY": Any real estate parcel or parcels and any improvements thereon owned by an Investment Entity in fee simple or pursuant to a leasehold interest, together with all rights pertaining to such property and improvements.

          "PROPERTY MANAGER": For each Related Property, the property manager engaged by the applicable Investment Entity for the purpose of managing such Related Property and any other such property manager engaged by such Investment Entity for such purpose from time to time.

          "PROPOSED TRANSFEREE":  As defined in Section 10.01.
                                                -------------

          "PWRES": Paine Webber Real Estate Securities Inc., a Delaware corporation and/or any of its Affiliates, including, for purposes hereof (other than with respect to Section 4.04(A)), Stratum Realty Fund, L.P. and
                            ---------------
Stratum Realty Fund II, L.P. (to be formed).

          "RECKSON":  Reckson   Associates    Realty   Corp.,    a   Maryland
corporation.

          "RECKSON COMPETITOR": Any Person, other than Reckson or Reckson Operating Partnership, engaged in the business of owning, developing or operating suburban office and industrial properties in the New York metropolitan tri-state area.

          "RECKSON INVESTMENT OPPORTUNITY": The right of Reckson Operating Partnership to make a direct investment with the Company as provided in
Section 3.05 of this Agreement.
------------

          "RECKSON OPERATING PARTNERSHIP": Reckson Operating Partnership, L.P., a Delaware limited partnership.

          "RECKSON SERVICES": Reckson Services Industries, Inc., a Delaware corporation.

          "RECKSON SERVICES COMPETITOR": Any Person, other than Reckson Services, engaged, as of the relevant date of determination, in the same business of providing services primarily directed towards occupants of office, industrial and other property types that Reckson may not be permitted to provide under Federal tax laws applicable to a real estate investment trust or that Reckson has traditionally not performed.

          "REDETERMINATION EVENT": Shall have the meaning ascribed to such term in Section 3.06(a).
        ---------------

          "RELATED  PROPERTY":  With   respect  to  an   Investment  and  the
applicable Investment Entity, the Property owned by such Investment Entity.

          "RELATED PROPERTY MANAGER": With respect to any Related Property, the Property Manager therefor.

          "REMAINING CAPITAL COMMITMENT": With respect to each Member at any given time, such Member's Capital Commitment adjusted as follows: (i) reduced by such Member's Capital Contributions; and (ii) increased by any refunds of unused Capital Contributions made in accordance with Section
                                                                -------
4.03(A) hereof.
-------

          "RENT ROLL": For each Related Property, a rent roll for such Property specifying with respect to each Lease (i) the name of the tenant,
(ii) the rentable square feet of the premises, (iii) the lease term commencement date, (iv) the lease term termination date, (v) the current monthly base rent, (vi) the current annual rent per square foot, (vii) the effective dates of rent adjustments, (viii) any free rent period, (ix) any CPI adjustments or expense stop increases, and (x) any security deposit.

          "ROP LINE": Shall mean a credit facility, in the maximum principal amount of $100,000,000.00, to be provided to Reckson Services by Reckson Operating Partnership solely for the purposes of funding the Capital Commitment of the Managing Member hereunder, the capital commitment of Reckson Operating Partnership in any Co-Investment Vehicle and funding indemnification obligations of Managing Member and Reckson Services under
Section 7.05 hereof.
------------

          "SECURITIES ACT": The Securities Act of 1933, as amended, and all rules, rulings and regulations thereunder.

          "SERVICE": The Internal Revenue Service, a branch of the United States Treasury Department.

          "SUBSIDIARY": With respect to any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the securities or other ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions of such corporation, partnership, limited liability company or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person and/or one or more Subsidiaries of such Person, and any partnership or limited liability company in which such Person or any such Subsidiary is a general partner or managing member.

          "SUBSTITUTE NON-MANAGING MEMBER": Any Person admitted to the Company as a Non-Managing Member pursuant to Section 10.02 hereof.
                                             -------------

          "SUCCESSOR  COMPANY":  A  limited  liability  company  which  shall
continue  the  business  of   the  Company  following  its  dissolution   and
reconstitution in accordance with the provisions of Article XI.
                                                    ----------

          "SWEEP EVENT": Any of the following events: (i) a material breach of the obligations set forth in Section 7.11, Section 7.12 or Section 7.13
                                ------------  ------------    ------------
hereof which may result in a Company Material Adverse Effect and which breach continues for ninety (90) days after Notice of such material breach has been provided to the Managing Member, (ii) a material breach of the obligations set forth in Section 7.09(A) hereof which breach continues for thirty (30)
             ----------------
days after Notice of such material breach has been provided to the Managing Member (or, if the breach can be cured pursuant to Section 7.09(B) but is not
                                                   ---------------
capable of being cured within such thirty (30) day period, such longer period of time, not to exceed sixty (60) days, as is necessary to cure such breach pursuant to Section 7.09(B), provided that such cure is diligently
                   ---------------
pursued during and after such thirty (30) day period), (iii) in the event the Class A Basic Return shall not be paid in full for each of 18 consecutive calendar months or for each of 21 calendar months in the aggregate at any time (provided, however, that (a) for purposes of determining whether such
     ---------  -------
21-month test has been satisfied, any month in respect of which the Class A Basic Return shall have later been paid in full in accordance with the terms hereof shall not be considered, and (b) for purposes of determining whether either such 18-month or 21-month test has been satisfied, the following shall not be considered: (x) for the initial 24 months following the date of this Agreement; and (y) for the initial 12 months following the acquisition of any Investment (the "ELECTION PERIOD" for such Investment), (1) the amount of the Class A Member's Capital Commitment allocated to such Investment and (2) any cash flow from operations of such Investment distributed to the Class A Member pursuant to the terms hereof (collectively, the "ADJUSTMENT AMOUNTS") for such Investment, provided that the Managing Member may at any time within
                     --------
such Election  Period and  upon prior  Notice to
the Class A Member, elect to include the Adjustment Amounts for such Investment for purposes of determining whether such 18-month or 21-month test has been satisfied and provided, further, that if the Managing Member so
                       --------  -------
elects to include the Adjustment Amounts for such purposes, it may not subsequently elect to exclude the Adjustment Amounts for such purposes) or until the earlier of (a) such time as all prior accrued but unpaid Class A Basic Return shall have been paid in full, not less than 75% from cash flow from operations of the Investments, or (b) such date as all prior accrued but unpaid Class A Basic Return shall have been paid in full, and the Class A Basic Return shall have been paid in full for three consecutive months thereafter from cash flows from operations of the Investments, (iv) subject to Section 3.01(B), in the event the Company makes an Investment outside the
   ---------------
scope of the Investment Parameters and any Class A Member on the Advisory Committee shall have objected to such Investment on such grounds when each Investment shall have been proposed to the Advisory Committee until such time as all Investments are within the scope of the Investment Parameters, (v) a breach of any of the obligations set forth in Section 3.03(a)(K), until the
                                              ------------------
requirements of Section 3.03(a)(K) have been satisfied, (vi) a Change of
                ------------------
Control Event, or (vii) acts or omissions of the Managing Member that constitute Cause (other than pursuant to clause (iv) of the definition thereof).

          "TAX DISTRIBUTIONS": Shall have the meaning ascribed to such term in Section 6.06.
   ------------

          "TENANT SERVICES": The offering to tenants occupying space in office and industrial properties and other property types of services relating to the occupancy of such premises.

          "TENANT CAPITAL EXPENSES": With respect to any Investment Entity, costs incurred by such Investment Entity in respect of (i) tenant improvements, and reasonable and customary tenant concessions, under and pursuant to Leases and (ii) leasing and brokerage commissions in connection with Leases.

          "TERMINATION DATE":  As defined in Section 6.05(b).
                                             ---------------

          "TMP": Shall have the meaning ascribed to such term in Section
                                                                 -------
13.02.
-----

          "TRANSFER": A sale, assignment, transfer or other disposition of, or pledge, hypothecation or other encumbrance of an Interest and (a) with respect to the Managing Member, any direct or indirect sale, assignment, transfer or other disposition of, or pledge, hypothecation or other encumbrance of, a controlling interest in the Managing Member, other than (i) any such disposition occurring in connection with a public offering of securities registered under the Securities Act of 1933, or (ii) any such disposition taking place on a nationally recognized stock exchange, or (iii) provided that prior Notice has been given to the Class A Member, any such disposition taking place in connection with the issuance by the Managing Member of equity interests in the Managing Member to any officers of the Managing Member as additional compensation to such officers for their employment by the Managing Member, and (b) with respect to the Class A Member, any direct or indirect sale, assignment, transfer or other disposition of, or pledge, hypothecation or other encumbrance of, a controlling interest in the Class A Member, other than (i) any such disposition occurring in connection with a public offering of securities registered under the Securities Act of 1933, (ii) any such disposition taking place on a nationally recognized stock exchange, or (iii) any such disposition to any of its Affiliates, including for purposes hereof Stratum Realty Fund, L.P. and Stratum Realty Fund II, L.P. (to be formed).

          "TREASURY REGULATIONS": The federal income tax and procedure and administration regulations as promulgated by the U.S. Treasury Department, as such regulations may be in effect from time to time. All references in this Agreement to provisions of the Treasury Regulations shall be deemed to refer to successor regulatory provisions to the extent appropriate in light of the context herein in which such Treasury Regulations references are used.

          "UCC" or "UNIFORM COMMERCIAL CODE": The Uniform Commercial Code as in effect in the relevant jurisdiction.

          "UNCONSUMMATED DEAL COSTS": Fees and expenses paid by or on behalf of the Company to third parties for services rendered in connection with an unconsummated transaction.


                                 ARTICLE III

                             PURPOSE AND BUSINESS
                             --------------------

          3.01.     Business.
                    --------

          (A) The primary purpose of the Company is (i) the acquisition, ownership, management and sale of debt and equity interests in real estate and in operating companies primarily engaged in, or fundamentally related to, the real estate industry, such as student housing companies, assisted living companies, limited service hotel companies, real estate finance and credit companies and companies which provide property management, leasing or other similar services to real estate companies, including, but without limitation,
(A) the purchasing of mortgage and property portfolios owned by banks, thrifts, insurance companies and government agencies, (B) the acquisition or recapitalization of operating companies with significant real estate assets,
(C) the acquisition of single or multiple real-estate or real-estate-related assets and (D) subject to Section 3.03(a)(F) hereof, investments in land and
                          ------------------
development projects, (ii) the acquisition, improvement, holding, maintenance, management, operation, leasing, restructuring, selling, disposing of and otherwise exercising rights, remedies and claims with respect to the assets underlying any such Investment described in clause (i) above, and (iii) the financing, lending, mortgaging, making of bridge loans, long and short term loans, convertible loans and any other type of loan, and the foreclosing upon and other restructuring of such loans, in connection with an Investment described in clause (i) above (the foregoing being hereinafter referred to as the "INVESTMENT PARAMETERS"). The Company may engage in open market purchases, privately-negotiated transactions or other means of pursuing an Investment, and may engage in the making or holding of Investments, directly or indirectly, through subsidiaries, partnership interests, joint ventures or otherwise.

          (B)  Notwithstanding anything to the contrary in Section 3.01(A),
                                                           ---------------
the Company may invest up to 25% of the aggregate Capital Commitments of all Members in Investments outside the scope of the Investment Parameters, provided that all such Investments outside the scope of the Investment
--------
Parameters are in real estate or real-estate-related assets or businesses.

          (C) The Company may engage in any other activities permitted by law and related or incidental to those referred to in this Section 3.01,
                                                           ------------
including making temporary investments pursuant to Section 3.02(L) hereof.
                                                   ---------------

          3.02.     Authorized Activities.  (a) In carrying out the purposes
                    ---------------------
of this Agreement, but subject to all other provisions of this Agreement, including without limitation Section 3.03, and applicable law, the Company
                             ------------
is empowered and authorized:

          (A) to acquire, invest in, lease, hold, mortgage, option, pledge, manage, operate or otherwise deal in or with the Investments and any real or personal property which may be necessary, convenient or incidental to the accomplishment of the purposes of the Company, whether directly or indirectly, through subsidiaries, partnership interests, securities, joint ventures or otherwise, and to sell, transfer or otherwise dispose of the Investments;

          (B) to construct, operate, develop, maintain, option, finance, lend, refinance, improve, own, sell, convey, assign, mortgage, lease or foreclose upon any real estate and any personal property necessary, convenient or incidental to the accomplishment of the purposes of the Company;

          (C) to borrow money and issue evidences of indebtedness with respect to an Investment, in all cases on a basis that is non-recourse
(except for customary non-recourse exceptions for matters such as fraud, misappropriation of funds and other customary carve-outs) to the Company or any of its other assets, to finance or refinance such Investment and to secure any such evidences of indebtedness by mortgages, pledges or other liens, but only on the specific assets of such Investment so that such evidences of indebtedness and documents securing the same, if any, shall effectively provide in substance and legal effect for recourse only to the specific assets of such Investment; provided, however, that the Company may
                                    --------  -------
borrow money or issue evidences of indebtedness with respect to an Investment on a basis that is recourse to the Company and its other assets, so long as the aggregate amount of outstanding recourse indebtedness with respect to all of the Company's Investments does not exceed $10,000,000, and provided further that the foregoing shall not limit the amount of recourse indebtedness a particular Investment Entity may have as long as such indebtedness is without recourse to the Company or any of its other assets as provided above;

          (D) to enter into, perform and carry out contracts of any kind necessary or incidental to the accomplishment of the purposes of the Company, including, without limitation, contracts with Affiliates of the Managing Member pursuant to Section 7.04;
                   ------------

          (E) to bring, sue, prosecute, defend, settle or comprise actions at law or in equity related to the purposes of the Company;

          (F) to purchase, cancel or otherwise retire or dispose of the Interest of any Member pursuant to the express provisions of this Agreement;

          (G) to execute and deliver all documents in connection with the sale of Non-Managing Member Interests;

          (H) to lease those Investments in the form of real properties and collect all rents and other income and to pay therefrom expenses of the Company, including, without limitation, expenses relating to such Investments;

          (I) to prepay in whole or in part, refinance, recast, assume, increase, reduce, modify, extend, foreclose or transfer any mortgages constituting or affecting any of the Investments, and in connection therewith to execute any extensions, renewals, assumptions or modifications of any mortgage or deed of trust constituting or affecting any of the Investments;

          (J) to sell, exchange, transfer or otherwise dispose of all or any portion of an Investment, including but not limited to a transfer of all or any portion of the Investments to a publicly traded company;

          (K)  (Reserved.)

          (L) to hold all or part of the assets, property or funds of the Company in cash or cash equivalents and to make interim investments in U.S. government obligations, short-term debt obligations with the highest rating issued by a nationally recognized rating agency, fully insured bank time deposits, repurchase agreements with a counterparty whose short-term debt obligations have been rated with the highest rating issued by a nationally recognized rating agency, money market funds investing solely in U.S. government obligations and/or commercial paper rated not lower than P-1, commercial paper rated not lower than P-1, certificates of deposit and bankers acceptances, in each case, issued by a bank, the short-term debt obligations of which have been rated with the highest rating issued by a nationally recognized rating agency;

          (M) to make debt or equity investments, including the acquisition of Marketable Securities, in operating companies with real estate or real estate related assets;

          (N) to engage in any kind of lawful activity, and perform and carry out contracts of any kind, necessary or advisable in connection with the accomplishment of the purposes of the Company; and

          (O) to make investments with Reckson Operating Partnership in connection with a Reckson Investment Opportunity.

               (b) (i) The Managing Member shall, in connection with the acquisition of each Investment by the Company, by Notice to the Class A Member(s) given on or prior to the date of acquisition of such Investment, specify, on a reasonable basis, the Platform to which each Investment pertains.

                    (ii) The establishment of any Platform, to the extent such Platform is substantially similar to any existing Platform in respect of the proposed types and uses of properties, shall be subject to the prior Consent of PWRES.

          3.03.     Prohibited Activities.  (a) Notwithstanding any other
                    ---------------------
provision of this Agreement, the Company and the Managing Member shall not, without the Consent of the Class A Member which Consent shall be in its sole and absolute discretion, be empowered or authorized as follows:

          (A) to invest more than twenty-five percent (25%) of the aggregate Capital Commitments of all Members (not including additional direct investments by Reckson) in (i) any one Investment or (ii) any one Platform (as determined by Managing Member and the Class A Member pursuant to Section
                                                                     -------
3.02(b));
--------

          (B) (i) with respect to any Investment (other than a Leverage Excepted Investment), to incur indebtedness or cause or permit any applicable Investment Entity to issue any preferred equity which, together with indebtedness incurred and preferred equity issued in connection with all other Investments of the Company (other than a Leverage Excepted Investment), exceeds seventy-five (75%) (calculated as of the date of incurrence of such indebtedness or issuance of such preferred equity, as the case may be) of the Deemed Value of such Investments, and (ii) with respect to any Investment (other than a Leverage Excepted Investment), to incur indebtedness or cause or permit any applicable Investment Entity to issue any preferred equity which in the aggregate with existing indebtedness and outstanding preferred equity relating to such Investment exceeds eighty-five percent (85%) (calculated as of the date of incurrence of such indebtedness or issuance of such preferred equity, as the case may be) of the Deemed Value of such Investment as of such date;

          (C) to pay any expenses or to reimburse the Managing Member for any of its expenses incurred in connection with any potential investment for the Company not purchased by the Company if such investment is thereafter purchased by the Managing Member, any party advised by the Managing Member or any of their respective Affiliates;

          (D) except as specifically provided herein, to borrow money or enter into credit facilities or to guaranty the indebtedness of any other Person;

          (E) to take any actions in violation of the Securities Act or applicable state securities laws;

          (F) to invest (i) except as Consented to in advance and in writing by the Class A Members, more than five percent (5%) of the aggregate Capital Commitments of all Members in Investments in which the principal value of the Investment is attributable to non-income producing raw land purchased, or
(ii) in Investments, the Related Properties of which, except for  a de
                                                                    --
minimis portion, are located outside of the United States or Canada;
-------

          (G) purchase from or sell assets to any Person who is an Affiliate of the Managing Member or Reckson without the approval of the Advisory Committee, or enter into any other transaction with any such Affiliate except in accordance with Section 7.04;
                   ------------

          (H)  make  any  Investments  in  suburban   office  and  industrial
properties inside the New York metropolitan tri-state area without Reckson's prior written Consent;

          (I) make any Investment in suburban office and industrial properties outside the New York metropolitan tri-state area without providing Reckson an opportunity to make such Investment on the same terms and conditions on which the Company proposed to make such Investment, and Reckson must respond within 10 Business Days from the date the Company provides Reckson with Notice of such Investment as to whether it will exercise its right to pursue such Investment (and the failure to respond within such time period will result in the loss of such right);

          (J) return capital to any Class A Member at any time prior to the later of (a) the fourth (4th) anniversary of the date of this Agreement or
(b) the third (3rd) anniversary of the date on which capital calls aggregating not less than $100,000,000 shall have been made on the Class A Members in accordance with the terms hereof (the "LOCK-OUT PERIOD"), provided, however, that the forgoing prohibition with respect to returns of capital shall not apply to such returns from (i) cash flows generated by the operations of an Investment, (ii) the sale or refinancing of an Investment, or (iii) proceeds of casualty insurance or condemnation proceeds received in connection with an Investment;

          (K) to make, finance or refinance any Investment, or make any capital improvement or capital improvements constituting a single expenditure or related group of expenditures in excess of $1.5 million with respect to any particular Platform or $5 million with respect to all Platforms in the aggregate, if, on the date of acquisition, financing or refinancing or making of such capital improvement, the weighted average Leverage Ratios of all Investments of the Company (other than the Leverage Excepted Investments) would exceed 90.625%, or if the Leverage Ratio for such Investment (other than the Leverage Excepted Investments) would exceed 95%; provided, however, that the Company may make capital improvements
            --------  -------
in excess of the foregoing limitations provided that the financing for such excess is made solely by Capital Contributions of the Managing Member;

          (L) purchase Derivatives other than typical hedging instruments such as interest rate caps and collars and other financial instruments relating to an Investment designed to protect the Company against adverse movements in currency and/or interest rates, but not intended to speculate on an uncovered basis with respect to the foregoing or to trade in the foregoing; provided, however, that the Company shall not be prohibited from acquiring warrants to obtain common equity in any Investment Entity in which the Company has made an Investment, as additional consideration for making such Investment;

          (M) to make any Investments in operating companies primarily engaged in the business of operating executive office suites;

          (N) to invest more than 25% of the aggregate Capital Commitments of all Members in Investments of a type other than those described in Section
                                                                      -------
3.01(A) hereof, or to acquire any Investments other than as permitted under
--------
Section 3.01(A) or 3.01(B) hereof, all of which are subject to the provisions
---------------    -------
of this Section 3.03; and
        ------------

          (O)  to hold any short-term investments, other than as described in
Section 3.02(a)(L) hereof.
------------------

          3.04.     EBITDA.  For any consecutive twelve-month period
                    ------
(excluding the first twenty-four (24) months after the date of this Agreement), the Managing Member shall cause there to be sufficient EBIDTA derived from all of the Company's Investments to cover the Class A Basic Return required to be distributed in respect of such period; provided,
                                                             --------
however, that with respect to the twelve-month period immediately following
-------
the Company's acquisition of an Investment, such Investment and the amount of the Class A Member's Capital Commitment allocated to such Investment shall be excluded for purposes of determining the above calculation; provided, the Managing Member may, at any time during the Election Period for
--------
such Investment and upon prior Notice to the Class A Member, elect to include the Adjustment Amounts for such Investment in making such calculation, and provided, further, that if the Managing Member so elects to include such
--------  -------
Adjustment Amounts, it may not subsequently elect to make such calculation without reference to such Adjustment Amounts.

          3.05.     Co-Investment Opportunities.  (a) Managing Member shall
                    ---------------------------
have the right to permit Reckson Operating Partnership to satisfy Managing Member's obligation to make Capital Contributions with respect to any Investments Managing Member deems appropriate and which are eligible for ownership by Reckson Operating Partnership as the operating partnership of a qualified real estate investment trust or an Affiliate thereof (a "RECKSON INVESTMENT OPPORTUNITY"). If Managing Member agrees to transfer its obligation and Reckson Operating Partnership or an Affiliate thereof agrees to make such cash investments, the Managing Member is hereby authorized to make the Investment in whole or in part through special purpose entities (which may be partnerships, limited liability companies, corporations or other types of entities) in which the Company and Reckson Operating
Partnership hold interests (a "CO-INVESTMENT VEHICLE"). Any common equity capital contribution that would otherwise have been provided by Managing Member in accordance with the terms hereof as if the Investment were to be acquired directly by the Company shall be provided to a Co-Investment Vehicle in respect of a Reckson Investment Opportunity by Reckson Operating Partnership, and any preferred equity capital contribution to be provided to a Co-Investment Vehicle in respect of a Reckson Investment Opportunity shall be provided by the Company solely from Capital Contributions made by the Class A Member. It is understood that any Reckson Investment Opportunity will be structured to preserve in all material respects the overall economic and legal relationship of the Members (for purposes of such determination, all rights and obligations of the Reckson Operating Partnership with respect to any Co-Investment Vehicle being deemed to be rights and obligations of the Managing Member hereunder), including with respect to all terms, covenants and conditions of this Agreement, except that distributions which would have been made to Managing Member had it made the Capital Contribution instead of transferring it to Reckson Operating Partnership will be made to Reckson Operating Partnership. Without limiting the generality of the foregoing, each Co-Investment Vehicle shall be structured such that the Class A Member shall (i) receive distributions in respect of such Reckson Investment Opportunity and (ii) have available to it remedies of the type set forth in this Agreement, in each case as if the Investment were made directly by the Company from Capital Contributions made by Managing Member. All fees and distributions to the Class A Members with respect to a Reckson Investment Opportunity shall be determined as if Managing Member had made the Capital Contribution instead of Reckson Operating Partnership. Managing Member's Capital Commitment will be reduced by the amounts which Reckson Operating Partnership invests in any Reckson Investment Opportunities.

          (b) In the event that an Investment by the Company would cause the Company to breach the covenant set forth in Section 3.03(a)(A)(ii) hereof,
                                             ----------------------
the Company may, without the consent of the Class A Member, afford Reckson the opportunity to make such Investment on the same terms and conditions provided to the Company with respect to such Investment.

          (c) Unless otherwise Consented to by PWRES, which Consent may be withheld by PWRES in its sole and absolute discretion, the sole means by which Reckson shall invest in any Investment held by the Company shall be pursuant to paragraphs (a) and (b) of this Section 3.05.
                                           ------------

          3.06.     Determination of Fair Value, Gross Fair Value and Deemed
                    --------------------------------------------------------
Value.
-----

          (a) Except as otherwise provided herein, the Fair Value or Gross Fair Value of any Interest, Investment, Related Property or other Company asset shall be as reasonably determined by the Managing Member for all purposes of this Agreement. For purposes of Section 6.03, Section 7.09(B)
                                             ------------  ---------------
and Section 8.03, the Fair Value of any Interest, Investment, Related
    ------------
Property or other Company asset shall be determined by an Expert selected by PWRES.

          (b) The Gross Fair Value of any Investment shall be determined (or redetermined) in accordance with the requirements of this Section 3.06 upon
                                                          ------------
the occurrence of any of the following events with respect to such Investment (each, a "REDETERMINATION EVENT" for such Investment):

     (i) any capital improvement or capital improvements constituting a single expenditure or related group of expenditures in excess of $1.5 million with respect to a capital project on any Related Property funded in whole or in part by a Capital Contribution made by the Class A Member pursuant to the terms hereof, or

     (ii) any financing or refinancing of the assets of such Investment.

Within 10 Business Days of the occurrence of any Redetermination Event for any Investment, the Managing Member shall give Notice to the Class A Members of the occurrence of such Redetermination Event, and of Managing Member's determination of the Gross Fair Value of the related Investment.

          (c)(i) If the Class A Member reasonably believes that the Managing Member's determination of the Gross Fair Value of any Investment made pursuant to Section 3.06(b) exceeds the actual gross fair market value
                 ---------------
of such Investment by at least 7%, or if the Class A Member reasonably believes that the then Deemed Value of an Investment exceeds the actual gross fair market value of an Investment by at least 7% at the time the Adjustment Amounts for such Investment are initially included for purposes of the Financial Tests, then, notwithstanding any determination or redetermination by the Managing Member of the Fair Value or Gross Fair Value of an Investment pursuant to the terms of this Agreement, the Class A Member may require that the Gross Fair Value of an Investment be determined by an Expert in accordance with the terms of this Section 3.06(c) by Notice to Managing
                                  ---------------
Member given

     (x) within thirty (30) days after the Class A Member's receipt of Notice of the Managing Member's determination of the Gross Fair Value of such Investment following the occurrence of a Redetermination Event with respect to such Investment, or

     (y) if the Managing Member gives Notice to the Advisory Committee pursuant to Section 16.02(E)(j) that the Managing Member elects to
                  -------------------
include the Adjustment Amounts as of the date of acquisition of an Investment for the purposes of determining the calculations required under the terms of this Agreement, within ten (10) days after the date of acquisition of such Investment, or

     (z) otherwise, within thirty (30) days after the Adjustment Amounts for such Investment are initially included for purposes of the Financial Tests.

In the event that the Class A Member elects to cause the Gross Fair Value of an Investment to be determined by an Expert in accordance herewith, the Class A Member shall, as promptly as practicable after giving the Notice to Managing Member described above, retain an Expert for such purpose and shall cause such Expert to give the Class A Member and the Managing Member notice of such Expert's determination of the Gross Fair Value of such Investment within thirty (30) days after the date of such Notice.

          (ii) If the Managing Member disputes the determination of the Gross Fair Value of an Investment by an Expert selected by PWRES, the Managing Member may, within ten (10) days after its receipt of Notice of such Expert's determination, give Notice of such dispute to the Class A Member. Such dispute shall be referred by the Managing Member to an Expert selected by the Managing Member and such Expert shall, within thirty days after the date Notice is given to the Class A Member pursuant to this Section 3.06(c)(iv), determine the Gross Fair Value of such Investment. The Managing Member shall give Notice of such Gross Fair Value to both the Class A Member and the Expert selected by such Class A Member. If the Experts selected by the Class A Member and the Managing Member, respectively, are unable to agree on a Gross Fair Value with respect to such Investment, such Experts shall select a third Expert, which Expert shall, within thirty days after its selection, determine the Gross Fair Value of such Investment and give Notice of such determination to the Class A Member and the Managing Member. The determination of Gross Fair Value made by such third Expert shall be final and binding on the Company and all of the Members.

          (iii) If the Gross Fair Value of any Investment, as initially determined by the Managing Member, exceeds by 7% or more the Gross Fair Value as finally determined by an Expert pursuant to this Section 3.06(c), the
                                                    ---------------
Gross Fadetermined by such Expert, and the Managing Member shall pay to the Company and the Class A Member any and all costs, fees and expenses incurred by the Company or the Class A Member in connection with the resolution of such dispute. If the Gross Fair Value of any such Investment, as initially determined by the Managing Member, does not exceed by 7% or more the Gross Fair Value as finally determined by any Expert or Experts commissioned pursuant to this Section 3.06(c) (an "INCORRECT VALUE DETERMINATION"), the
                 ---------------

Gross Fair Value of such Investment shall continue to be the Gross Fair Value initially determined by the Managing Member, and the Class A Member shall pay to the Company and the Managing Member any and all costs, fees and expenses incurred by the Company or the Managing Member in connection with the resolution of such dispute; and provided, further, that if (a) five or fewer
                                --------  -------
Investments are the subject of a Revaluation Event

or Financial Test Inclusion Event during any twelve (12) month period, and any Expert or Experts selected by the Class A Member have singly or collectively made two Incorrect Value Determinations within any such consecutive twelve (12) month period or (b) more than five Investments are the subject of a Revaluation Event or Financial Test Inclusion Event during any twelve (12) month period, and any Expert or Experts selected by the Class A Member have singly or collectively made Incorrect Value Determinations with respect to thirty-three and one-third percent (33 1/3rd %) or more of the Investments of the Company that are the subject of a Revaluation Event or Financial Test Inclusion Event within such twelve (12) month period, the Class A Member may not, for a period of nine (9) months commencing on the date such threshold has been reached, commission an Expert to determine Gross Fair Value pursuant to this Section 3.06.
                            ------------

          (iv) For purposes of this Section 3.06(b) and (c), to the extent
                                    ---------------     ---
that a Revaluation Event shall have occurred with respect to fewer than all of the Related Properties in any Investment, then the revaluation procedures set forth in Section 3.06(b) and (c) shall apply only with respect to the
              ---------------     --
affected Related Property or Related Properties, and the Deemed Value of the other Related Property or Related Properties in such Investment shall not be subject to such revaluation procedures in connection with such Revaluation Event.

          (d) In determining the Fair Value of any Interest, Investment, Related Property or any other Company asset, the Managing Member or Expert shall apply the following: (i) the value to be arrived at should represent the discounted present value of all anticipated cash flows, including proceeds from the potential sale of the asset, expected to be derived from such asset (net of actual and contingent associated liabilities and estimated costs of sale), without regard to temporary market fluctuations or aberrations and assuming a plan of orderly disposition of such asset which does not involve unreasonable delays in cash realization, there being a presumption that cash flow will be realized over a time period of no more than the earlier of (a) 5 years or (b) the end of the term of the Company, but in any event no less than 3 years (with the discount rate determined by taking into consideration the risk inherent in holding the assets being valued and the prevailing cost of funds for such assets, among other relevant factors), unless required by reasonably compelling evidence to the contrary;
(ii) securities which are publicly traded will be valued taking into account the average of their last sale price on the principal national securities exchange on which they are traded on each business day during the one-month period ending immediately prior to the date of the determination or, if no sales occurred on any such day, the mean between the closing "bid" and "asked" prices on such day, or if the principal market for such Securities is, or is deemed to be, in the over-the-counter market, their average closing "bid" price on each day during such period, as published by the National Association of Securities Dealers Automated Quotation System or, if such price is not so published, the mean between their closing "bid" and "asked" prices, if available, on each day during such period, which prices may be obtained from any reputable broker or dealer; and (iii) all valuations shall be made taking into account all factors which might reasonably affect the sales price of the asset in question, including, without limitation, if and as appropriate, the existence of a control bloted impact on current market prices of immediate sale, the lack of a market for such asset, and the impact on present value of factors such as the length of time before any such sales may become possible and the cost and complexity of any such sales. Subject to Section 3.06(c), for all purposes of this Agreement, all valuations made by the Managing Member or Expert shall be final and conclusive on the Company and all Members, their successors and assigns, absent manifest error. In determining the fair value of assets, the Managing Member or Expert may obtain and rely on information provided by any source or sources reasonably believed to be accurate and reliable.

                                  ARTICLE IV

                        COMPANY INTERESTS AND CAPITAL
                       -----------------------------

          4.01.     Managing Member.
                    ---------------

          (A) The name and address of the Managing Member is RSVP Holdings, LLC, a Delaware limited liability company, having an address at 225 Broadhollow Road, Melville, New York, 11747.

          (B) The Capital Commitment of the Managing Member shall at all times be equal to $100 million less (i) the amount of Capital Contributions made by the Managing Member and (ii) the amount of capital contributions made by Reckson Operating Partnership to a Co-Investment Vehicle pursuant to the terms of Section 3.05 of this Agreement.
         ------------

          4.02.     Non-Managing Members.
                    --------------------

          (A) The initial Capital Commitment of the initial Class A Member shall be $200 million, and the Capital Commitment of the Class A Members shall at all times be equal to $200 million less the amount of Capital Contributions made by the Class A Members pursuant to the terms of this Agreement.

          (B) A Proposed Transferee acquiring a Non-Managing Member Interest through a Transfer shall become a Substitute Non-Managing Member when the provisions of Article X of this Agreement have been complied with. The
              ---------
aggregate Capital Commitments of all Non-Managing Members, together with the Capital Commitment of the Managing Member, shall be $300 million.

          4.03.     Capital Contributions.
                    ---------------------

          (A) PWRES, as the initial Class A Member, shall make an initial Capital Contribution to the Company of $5,000,000 within ten (10) days after the date of this Agreement. The Managing Member may issue calls for Capital Contributions from the Members at any time during the Investment Period subject to and in accordance with the terms of this Section 4.03(A). Except
                                                    ---------------
as otherwise provided herein, the Managing Member may, at its determination, issue a call for a Capital Contribution, in such amounts as the Managing Member shall specify, solely from the Class A Members, or solely from the Class B Members, or from both the Class A Members and the Class B Members in such amounts as the Managing Member shall specify; provided, that Notice of any call for
                                   --------
Capital   Contributions  shall in  any  event be  given to  all  Members; and
provided, further, that
--------  -------

     (a) with respect to any Co-Investment Vehicle, the Managing Member shall have issued calls for Capital Contributions from the Class A Members in an amount such that the total Capital Contributions of the Company to the Co-Investment Vehicle provided solely from Capital Contributions made by the Class A Members shall be equal to sixty-six and two-thirds percent (66 2/3rds%) of the aggregate Capital Contributions to such Co-Investment Vehicle until the initial date on which the sum of (i) the total Capital Contributions of the Class A Member plus (ii) the total Capital Contributions of the Managing Member are at least equal to $50,000,000.00, and

     (b) if (i) the Company has acquired Investments with aggregate acquisition costs of at least $75 million on or prior to December 31, 1998 (the "INITIAL INVESTMENT DEADLINE"), and (ii) Stratum Realty Fund, L.P. has committed to purchase from PWRES a portion of its Interest representing at least $50 million of PWRES's Capital Commitment, the Managing Member shall have issued calls for Capital Contributions from the Class A Members in an aggregate amount of not less than $50 million on or prior to the Initial Investment Deadline, provided, however, that
                                                     --------  -------
in  no  event  shall  the  Class  A  Members  make  such  additional  Capital
Contributions if such Capital Contributions would require any Capital Contributions made by Reckson Operating Partnership or an Affiliate thereof to a Co-Investment Vehicle to be returned to Reckson Operating Partnership or such Affiliate, and

     (c) if (i) the Company has not acquired Investments with aggregate acquisition costs of at least $75 million on or prior to the Initial Investment Deadline and (ii) Stratum Realty Fund, L.P. has committed to purchase from PWRES a portion of its Interest representing at least $50 million of PWRES's Capital Commitment, then

          (1) the Managing Member shall have issued calls for Capital Contributions from the Class A Members in an amount such that the total Capital Contributions of the Class A Members shall be not less than sixty-six and two-thirds percent (66 2/3rds %) of the aggregate acquisition costs of all Investments of the Company on or prior to the Initial Investment Deadline, and

          (2) the Managing Member shall, by Notice to the Class A Members given no later than 30 days prior to the Initial Investment Deadline, offer the Class A Members the opportunity, but not the obligation, to contribute additional Capital Contributions to the Company up to such amount as would cause the aggregate Capital Contributions of the Class A Members as of the Initial Investment Deadline to be equal to the lesser of $50 million and the aggregate acquisition costs of all Investments of the Company on or prior to the Initial Investment Deadline; provided, however, that in no
                                           --------  -------
event shall the Class A Members make

          such additional Capital Contributions if such Capital Contributions would require any Capital Contributions made by Reckson Operating Partnership or an Affiliate thereof to a Co-Investment Vehicle to be returned to Reckson Operating Partnership or such Affiliate; it being understood and agreed that, in the event the total Capital
          Contributions of the Company are less than $50,000,000 on the Initial Investment Deadline, the Class A Members may elect to fund up to 100% of future calls for Capital Contributions until the total Capital Contributions of the Company are at least equal to $50,000,000. If the Class A Members elect to make the additional Capital Contributions to the Company as described in this clause
          (2) or as described in clause (d) below, then

               (x) to the extent (and only to the extent) that such additional Capital Contributions would otherwise result in a breach of any of the covenants set forth in Sections
                                                           --------

3.03(a)(B), 3.03(a)(K) and 3.04 hereof, such breach shall be deemed waived
----------  ----------     ----
by the Class A Members for so long as the aggregate Capital Contributions of the Class A Members shall exceed sixty-six and two-thirds percent (66 2/3rds %) of the total Capital Contributions of all Members of the Company for such reason; and

               (y) to the extent that, as a result of such additional Capital Contributions of the Class A Members, the Book Capitalization of Reckson Services is reduced below the Minimum Book
               Capitalization, then thereafter all calls for Capital Contributions shall be made solely to the Managing Member until the Book Capitalization of Reckson Services is at least equal to the Minimum Book Capitalization; and

     (d) at any time prior to the Initial Investment Deadline when (i) the total outstanding Capital Contributions to the Company are at least $50,000,000, (ii) PWRES' total outstanding Capital Contribution to the Company are less than $50,000,000, (iii) Stratum Realty Fund, L.P. has committed to purchase from PWRES a portion of its Interest representing at least $50,000,000 of PWRES's Capital Commitment, PWRES may, at its option, elect, by Notice to the Managing Member, to make an additional Capital Contribution to the Company sufficient to cause PWRES' total outstanding Capital Contribution to equal $50,000,000, and in the event PWRES elects to exercise its rights under this clause (d), the Managing Member shall have no further obligations under the foregoing clauses
     (a), (b) and (c); provided, however, that in no event shall the Class
                       --------  -------
A Members make  such additional Capital
Contributions if such Capital Contributions would require any Capital Contributions made by Reckson Operating Partnership or an Affiliate thereof to a Co-Investment Vehicle to be returned to Reckson Operating Partnership or such Affiliate;

and provided, further, that, at the end of the Investment Period the Managing
--- --------  -------
Member shall have issued calls for Capital Contributions from the Class A Members in an aggregate amount of not less than the lesser of $200,000,000 or sixty-six and two-thirds percent (66 2/3rds %) of the aggregate acquisition and other costs of all Investments of the Company. Notwithstanding anything to the contrary herein contained (but subject nonetheless to the first sentence of Section 4.03 (A) and to the foregoing
                                     ----------------
clause (2) and clause (d) of this section), in no event shall the ratio of the Capital Contributions of the Class A Members to the Capital Contributions of the Class B Members at any time exceed two to one (2.0:1.0). Within three
(3) calendar days after a call issued from time-to-time by delivery of Notice to the Non-Managing Members from the Managing Member, the Class A Members and/or the Class B Members, as shall be specified by the Managing Member in such Notice, shall, subject to compliance by the Managing Member with the requirements of Section 16.02(E), but irrespective of whether the Class A
                ----------------
Member shall have requested additional information subsequent to delivery of an Acquisition Plan pursuant to and in accordance with Section 16.02(E), make
                                                       ----------------
cash Capital Contributions to the capital of the Company in the amounts called from the Class A Members and/or the Class B Members, as the case may be, pro rata in accordance with the Remaining Capital Commitments of the Class A Members and/or the Class B Members, as the case may be, as of the date of such call; provided, however, that with respect to the first
                   --------  -------
$50,000,000 of Capital Contributions to be made by the Class A Member, such time period shall be thirteen (13) Business Days. The Managing Member shall have the right to call Capital Contributions during the Investment Period from any Member in an amount up to such Member's then Remaining Capital Commitment if the Managing Member anticipates (i) the consummation of an Investment by the Company in accordance with the terms of this Agreement,
(ii) the need for additional cash investments for any reason in any Investment, (iii) the need for additional cash for the Company expenses
(including Investment Expenses), (iv) the need to repay any outstanding financing of the Company, or (v) the need to make a loan in connection with proposed Investment. To the extent Capital Contributions for an Investment have not been used by the Company to acquire such Investment within ninety
(90) days of receipt thereof, the Managing Member shall either deliver a revised Notice to the Non-Managing Members stating that such Capital Contributions will be used to fund an Investment which is scheduled to close pursuant to a binding commitment within thirty (30) days or shall return such unused Capital Contributions to the Members who contributed the same, treating such amounts as distributions from a fully realized Investment. All Capital Contributions shall be made to the Company by wire transfer in same day funds. All Capital Contributions from Class A Members shall accrue the Class A Basic Return and the Class A Additional Return from the date contributed until returned to such Class A Member. All Capital Contributions from Class B Members shall accrue the Class B Basic Return from the date contributed until returned to such Class B Member.

          (B)  Notices provided pursuant to Section 4.03(A) above relating
                                            ---------------
to an Investment shall, where applicable, set forth the anticipated closing date of such Investment, the date by which the Company expects to fund the Investment and a brief description of the Investment to be made.

          (C) Any Investment made by the Company or a Co-Investment Vehicle pursuant to the terms of this Agreement shall be made with the proceeds of
Capital  Contributions  made  hereunder  (or,   with  respect  to  a  Reckson
Investment Opportunity, cash investments by
Reckson Operating Partnership pursuant to and in accordance with Section
                                                                 -------
3.05) and not with the proceeds of any retained earnings of the Company or
----
any Co-Investment Vehicle.

          (D) The Class A Members shall not be required to make a Capital Contribution with respect to an Investment pursuant to this Section 4.03
                                                            ------------
prior to the submission of an Acquisition Plan with respect to such Investment to the Advisory Committee pursuant to and in accordance with
Section 16.02(E).
----------------

          (E) Notwithstanding anything to the contrary herein contained (but subject nonetheless to the first sentence of Section 4.03(A)), in no event
                                             ---------------
shall any Class A Member be obligated to fund a call for its initial Capital Contribution (other than as contemplated under the first sentence of
Section 4.03(A)), other than solely for purposes of funding a capital contribution by the Company to the Co-Investment Vehicle, at any time when the Book Capitalization of Reckson Services shall be less than $25,000,000.00; provided, however, that, a Class A Member may (with the
                -----------------
consent of the Managing Member), but shall have no obligation to, fund a Capital Contribution at a time when the Book Capitalization of Reckson Services is less than $25,000,000.00. The Class A Member shall not be obligated to fund a Capital Contribution under certain other circumstances as more specifically provided in Section 7.05(F)(v).
                                 ------------------

          4.04.     Default by Members.
                    ------------------

          (A) In the event that any Non-Managing Member shall be in default in its obligation to make any Capital Contribution pursuant to Section 4.03
                                                               ------------
hereof to the Company and such default shall continue for two (2) Business Days following Notice from the Managing Member to all of the Non-Managing Members, in addition to the remedies provided at law or in equity, the Managing Member may commence legal proceedings to compel the defaulting Non-Managing Member to make the Capital Contribution. If such default is made by any Class A Member, other than PWRES, and such default shall continue for two
(2) Business Days following Notice from the Managing Member to all of the Non-Managing Members, then PWRES shall be deemed to be in default of such obligation and in addition to the remedies provided at law or in equity, the Managing Member may commence legal proceedings to compel Paine Webber Real Estate Securities Inc. and the defaulting Class A Member to make the Capital Contribution.

          (B)  (Intentionally omitted.)

          (C) Such defaulting Non-Managing Member (and, to the extent it does not, pursuant to Section 4.04(A), make the Capital Contribution in lieu
                      ---------------
of such defaulting Class A Member, PWRES) shall not be entitled to (i) make any further Capital Contributions to the Company, (ii) except as provided below, receive any further distributions by the Company until the final liquidation and termination of the Company, (iii) be counted as a Member for voting purposes with respect to the count of both that Member's vote and the total number of Members' votes, (iv) participate in any Consent of the Non-Managing Members, (v) be a member of the
Advisory Committee or (vi) any amounts due under Section 4.11 hereof.  No
                                                 ------------
defaulting Member's Interest shall be counted in connection with the giving or withholding of any Consent. Each defaulting Member shall remain fully liable to the creditors of the Company, to the extent provided by law, as if such default had not occurred.

          (D)  The remedies set forth in this Section 4.04 shall not be
                                              ------------
exclusive of any other remedy which the Company or the Members may have at law or in equity (including without limitation the right to recover structuring fees paid by the Company), it being agreed that the Members shall be personally liable for the making of their Capital Commitments. Each of the Members agrees to the remedies set forth in this Section 4.04.
                                                 ------------

          4.05.     Interest.  Interest earned on the Company funds shall
                    --------
inure to the benefit of the Company.

          4.06.     (Reserved.)

          4.07.     Withdrawal of Capital Contributions.  Except as otherwise
                    -----------------------------------
provided in this Agreement or by law, (i) no Member shall have the right to withdraw or reduce its Capital Contributions or its Capital Commitment, or to demand and receive property other than property distributed by the Company in accordance with the terms hereof in return for its Capital Contributions, and
(ii) any return of Capital Contributions to the Non-Managing Members shall be solely from Company assets, and the Managing Member shall not be personally liable for any such return.

          4.08.     Restoration of Negative Capital Accounts.  At no time
                    ----------------------------------------
during the term of the Company or upon the dissolution and liquidation of the Company shall a Member with a negative balance in its Capital Account have any obligation to the Company or to any other Member to restore such negative balance, except as may be required by law or in respect of any negative balance resulting from withdrawal of capital or a distribution in contravention of this Agreement. Neither the Managing Member nor any other Member shall be obligated to restore any deficit balance in its Capital Account or shall be personally liable for the return of the Capital Contributions of the Non-Managing Members, or any portion thereof, it being expressly understood that (x) any such return shall be made solely from Company assets and (y) a deficit in a Member's Capital Account shall not constitute a Company asset.

          4.09.     (Reserved.)

          4.10.     (Reserved.)

          4.11.     Class A Members' Remaining Capital Commitment Fee.  At
                    -------------------------------------------------
the end of (a) the period from the date of this Agreement to but excluding the numerically corresponding date in the 18th calendar month following the calendar month of the date of this Agreement, (b) the period from and including the date in the 18th calendar month following the calendar month of the date of this Agreement numerically corresponding to the date of this Agreement, to but excluding the numerically corresponding date in the 27th calendar month following the calendar month of the date of this Agreement, and (c) the period from and including the date in the 27th calendar month following the calendar month of the date of this Agreement through the end of the Investment Period, the Company shall make payments to each Class A Member in an amount equal to the product of 1%, 1.5% and 2%, respectively, multiplied by such Class A Member's Remaining Capital Commitment on the last day of such period.


                                  ARTICLE V

               CAPITAL ACCOUNTS, ALLOCATION OF INCOME AND LOSS
              -----------------------------------------------

          5.01.     Capital Accounts. A separate capital account (a "CAPITAL
                    ----------------
ACCOUNT") shall be maintained for each Member in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv), and this Section 5.01 shall be
            -------------------------           ------------
interpreted and applied in a manner consistent with said Section of the Treasury Regulations. Whenever the Company would be permitted to adjust the
Capital Accounts of                                               the Members
pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(f) to reflect
                                 ----------------------------
revaluations of Company property, the Company shall so adjust the Capital Accounts of the Members. In the event that the Capital Accounts of the Members are so adjusted, (i) the Capital Accounts of the Members shall be adjusted in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g)
                                                 ----------------------------
for allocations of depreciation, depletion, amortization and gain or loss, as computed for book purposes, with respect to such property and (ii) the
Members' distributive shares of depreciation, depletion, amortization and gain or loss, as computed for tax purposes, with respect to such property shall be determined so as to take account of the variation between the adjusted tax basis and book value of such property in the same manner as under Code Section 704(c). In the event that Code Section 704(c) applies to
           --------------                          --------------
Company property, the Capital Accounts of the Members shall be adjusted in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g) for
                                     ----------------------------
allocations of depreciation, depletion, amortization and gain and loss, as computed for book purposes, with respect to such property. The Capital Accounts shall be maintained for the sole purpose of allocating items of income, gain, loss and deduction among the Members and shall have no effect on the amount of any distributions to any Members in liquidation or otherwise. The amount of all distributions to Members shall be determined pursuant to Article VI.

          5.02.     Allocation of Profits and Losses. All items of Company
                    --------------------------------
income, gain, loss and deduction as determined for book purposes shall be allocated among the Members and credited or debited to their respective
Capital    Accounts     in    accordance     with    Treasury     Regulations
Section 1.704-1(b)(2)(iv), so as to ensure to the maximum extent possible
-------------------------
(i) that such allocations satisfy the economic effect equivalence test of Treasury Regulations Section 1.704-1(b)(2)(ii)(i) (as provided hereinafter)
                     ----------------------------
and (ii) that all allocations of items that cannot have economic effect (including credits and nonrecourse deductions) are allocated to the Members in proportion to their respective Capital Contributions unless otherwise required by Code Section 704(b) and the Treasury Regulations promulgated
                 --------------
thereunder. To the extent possible, items that can have economic effect shall be allocated in such a manner that the balance of each Member's Capital Account at the end of any taxable year (increased by the sum of (a) such Member's "share of partnership minimum gain" as defined in Treasury Regulations Section 1.704-2(g)(1) and (b) such Member's
                                ---------------------
share of "partner nonrecourse debt minimum gain" as defined in Treasury Regulations Section 1.704-2(i)(5)) would be positive to the extent of the
            ---------------------
amount of cash that such Member would receive (or would be negative to the extent of the amount of cash that such Member should be required to contribute to the Company) if the Company sold all of its property for an amount of cash equal to the book value (as determined pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)) of such property (reduced, but not
            -------------------------
below zero, by the amount of nonrecourse debt to which such property is subject) and all of the cash of the Company remaining after payment of all liabilities (other than nonrecourse liabilities) of the Company were distributed in liquidation immediately following the end of such taxable year in accordance with Section 6.01(B).
                   ---------------


                                  ARTICLE VI

                                DISTRIBUTIONS
                                -------------

          6.01.     Distributions.
                    -------------

               (A)  Subject to Section 6.06, Net Investment Revenues for all
                               ------------
Investments (other than Capital Events Proceeds) shall be distributed quarterly, or in the discretion of the Managing Member more frequently, to the extent available, in the following priority:

               (i) First, to each Class A Member until the Class A Member shall have received the accrued Class A Basic Return on its outstanding Net Adjusted Capital Contribution from time to time through the end of such quarter or other period. Any distribution to the Class A Members pursuant to this Section 6.01(A)(i) shall be applied to the earliest
                      ------------------
accrued but unpaid Class A Basic Return in proportion to the Class A Members' respective Net Adjusted Capital Contributions on a per diem basis; provided,
                                                                   --------
however, that any distribution to a Class A Member under this Section
-------
6.01(A)(i) shall not exceed the amount provided under the preceding sentence.

               (ii) Second, to each  Class B Member until the  Class B Member shall have received the accrued Class B Basic Return on its outstanding Net Adjusted Capital Contribution from time to time through the end of such quarter or other period. Any distribution to the Class B Members pursuant to this Section 6.01(A)(ii) shall be applied to the earliest
                      -------------------
accrued but unpaid Class B Basic Return in proportion to the Class B Members' respective Net Adjusted Capital Contributions on a per diem basis; provided, however, that any distribution to a Class B Member under this
--------  -------
Section 6.01(A)(ii) shall not exceed the amount provided under the preceding
-------------------
sentence.

               (iii) Third, to each Class A Member until the Class A Member shall have received the accrued Class A Additional Return on its outstanding Net Adjusted Capital Contribution from time to time through the end of such quarter or other period. Any distribution to the Class A Members pursuant to this Section 6.01(A)(iii) shall be applied to the
                                --------------------
earliest accrued but unpaid Class A Additional Return in proportion to the Class A Members' respective Net Adjusted Capital Contributions on a per diem basis; provided, however, that any distribution to a Class A Member under
       --------  -------
this Section 6.01(A)(iii) shall not exceed the amount provided under the
     --------------------
preceding sentence.

               (iv) Fourth, to all Members, in proportion to their respective Net Adjusted Capital Contributions, as a return of capital until the Net Adjusted Capital Contributions of each of the Members shall have been reduced to zero.

               (v)  Fifth, to  each Class  B Member   in proportion  to their
     respective total Capital Contributions.

               (B)  Subject to Section 6.06, Capital Events Proceeds from any
                              -------------
Investment shall be distributed to the Members by the Company promptly, and in any event within six (6) Business Days after receipt thereof by the Company, in the following order of priority:

               (i) First, to each Class A Member until the Class A Member shall have received its Allocated Accrued Class A Basic Return for such Investment through the date of distribution thereof. Any distribution to the Class A Members pursuant to this Section 6.01(B)(i) shall be
                                             ------------------
applied to the earliest accrued but unpaid Class A Basic Return in proportion to the Class A Members' respective Capital Contributions on a per diem basis; provided, however, that any distribution to a Class A Member under this
--------  -------
Section 6.01(B)(i) shall not exceed the amount provided under the preceding
------------------
sentence.

               (ii) Second, to each Class A Member as a return of capital in reduction of its Allocated Net Adjusted Capital Contribution for such Investment until such Allocated Net Adjusted Capital Contribution has been reduced to zero.

               (iii) Third, to each Class B Member until the Class B Member shall have received its Allocated Accrued Class B Basic Return for such Investment through the date of distribution. Any distribution to the Class B Members pursuant to this Section 6.01(B)(iii) shall be
                                             --------------------
applied to the earliest accrued but unpaid Class B Basic Return in proportion to the Class B Members' respective Capital Contributions on per diem basis; provided, however, that any distribution to a Class B Member under this
--------  -------
Section 6.01(B)(iii) shall not exceed the amount provided under the preceding
--------------------
sentence.

               (iv) Fourth, to each Class B Member as a return of capital in reduction of its Allocated Net Adjusted Capital Contribution for such Investment until such Allocated Net Adjusted Capital Contribution has been reduced to zero.

               (v) Fifth, to each Class A Member until the Class A Member shall have received its Allocated Accrued Class A Additional Return for such Investment through the date of distribution. Any distribution to the Class A Members pursuant to this Section 6.01(B)(v) shall be applied
                                          ------------------
to the earliest accrued but unpaid Class A Additional Return in proportion to the Class A Members' respective Capital Contributions on a per diem basis; provided, however, that any distribution to a Class A Member under this
--------  -------
Section 6.01(B)(v) shall not exceed the amount provided under the preceding
------------------
sentence.

               (vi) Sixth, to each Class A Member until the Class A Member shall have received its aggregate outstanding Allocated Additional Return Shortfalls with respect to any Investments. Any distribution to the Class A Members pursuant to this Section 6.01(B)(vi) shall be
                                          -------------------
applied to the earliest accrued but unpaid Class A Additional Return in proportion to the Class A Members' respective Capital Contributions on a per diem basis; provided, however, that any distribution to a Class A Member
            --------  -------
under this Section 6.01(B)(vi) shall not exceed the amount provided under the
           -------------------
preceding sentence.

               (vii) Seventh, to each Class A Member until the Class A Member shall have received its accrued Class A Basic Return on its outstanding Net Adjusted Capital Contributions from time to time through the date of distribution thereof. Any distribution to the Class A Members pursuant to this Section 6.01(B)(vii) shall be applied to the
                              --------------------
earliest accrued but unpaid Class A Basic Return in proportion to the Class A Members' respective Capital Contributions on a per diem basis; provided,
                                                                 --------
however, that any distribution to a Class A Member under this Section
-------
6.01(B)(vii) shall not exceed the amount provided under the preceding sentence.

               (viii) Eighth, to each Class B Member until the Class B Member shall have received the Class B Basic Return on its outstanding Net Adjusted Capital Contributions from time to time through the date of distribution. Any distribution to the Class B Members pursuant to this
     Section 6.01(B)(viii) shall be applied to the earliest accrued but
          ---------------------
unpaid Class B Basic Return in proportion to the Class B Members' respective Capital Contributions on per diem basis; provided, however, that any
                                         --------  -------
distribution to a Class B Member under this Section 6.01(B)(viii) shall not
                                            ---------------------
exceed the amount provided under the preceding sentence.

               (ix) Ninth, to each Class A Member until the Class A Member shall have received the Class A Additional Return on its outstanding Net Adjusted Capital Contributions from time to time through the date of distribution. Any distribution to the Class A Members pursuant to this
     Section 6.01(B)(viii) shall be applied to the earliest accrued but
     ---------------------
unpaid Class A Additional Return in proportion to the Class A Members' respective Capital Contributions on a per diem basis; provided, however, that
                                                      --------  -------
any distribution to a Class A Member under this Section 6.01(B)(viii) shall
                                                ---------------------
not exceed the amount provided under the preceding sentence.

               (x) Tenth, to all Members, in proportion to their respective Net Adjusted Capital Contributions, as a return of capital until the Net Adjusted Capital Contributions of each of the Members shall have been reduced to zero.

               (xi) Eleventh, to each Class B Member in proportion to their respective Capital Contributions.

               (C) For purposes of determining distributions of Capital Event Proceeds pursuant to Section 6.01(B),
                           ---------------

     (i) the "ALLOCATED NET ADJUSTED CAPITAL CONTRIBUTION" of any Member with respect to any Investment then held by the Company as of any date of determination shall be an amount equal to (a) a fraction, the numerator of which is the Net Acquisition Costs of such Investment, and the denominator of which is the Net Acquisition Costs of all Investments of the Company at such time (such fraction, the "PORTFOLIO SHARE" of such Investment on such date), multiplied by (b) the then Net Adjusted Capital Contribution of such Member;

     (ii) the "ALLOCATED ACCRUED CLASS A BASIC RETURN" of any Class A Member with respect to any Investment then held by the Company as of any date of determination shall be an amount equal to (a) the Portfolio Share of such Investment on such date multiplied by (b) the then aggregate accrued but unpaid Class A Basic Return on the outstanding Net Adjusted Capital Contributions of such Class A Member from time to time;

      (iii) the "ALLOCATED ACCRUED CLASS B BASIC RETURN" of any Class B Member with respect to any Investment then held by the Company as of any date of determination shall be an amount equal to (a) the Portfolio Share of such Investment on such date multiplied by (b) the then aggregate accrued but unpaid Class B Basic Return on the outstanding Net Adjusted Capital Contributions of such Class B Member from time to time; and

     (iv) the "ALLOCATED ACCRUED CLASS A ADDITIONAL RETURN" of any Class A Member with respect to any Investment then held by the Company as of any date of determination shall be an amount equal to (a) the Portfolio Share of such Investment on such date multiplied by (b) the then aggregate accrued but unpaid Class A Additional Return on the outstanding Net Adjusted Capital Contributions of such Class A Member from time to time.

          6.02.     Withholding. Each Member hereby authorizes the Company
                    -----------
to withhold from or pay on behalf of or with respect to such Member any amount of federal, state, local, or foreign taxes that the Managing Member reasonably determines that the Company is or may be required to withhold or pay with respect to any amount distributable or allocable to such Member pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Company pursuant to Code SectionSection 1441, 1442, 1445, or 1446. Any amount of such taxes so paid by the Company on behalf of or with respect to a Member shall constitute a loan by the Company to such Member, which loan shall be repaid through withholding of subsequent distributions to such Member, and any such distributions so withheld by the Company shall be treated as having been distributed to the defaulting Member and immediately paid by the defaulting Member to the Company in repayment of such loan. Any amounts payable by a Member hereunder shall bear interest at the lesser of (i) eighteen percent (18%) or (ii) the maximum lawful rate of interest on such obligation, such interest to accrue from the date such amount is due (which shall be fifteen (15) days after demand) until such amount is paid in full.

          6.03.     Form of Distributions. The Managing Member shall use
                    ---------------------
commercially reasonable efforts to convert the assets of the Company to cash prior to the distribution thereof. Notwithstanding the foregoing, distributions of Net Investment Revenues made prior to the dissolution and liquidation of the Company may take the form of Marketable Securities. For purposes of determining the allocations of such property, and the corresponding allocation of Profits or Losses, the Class A Member shall select an Expert, subject to the reasonable approval of the Managing Member, and such Expert shall determine the Fair Value of such property. The fees and expenses of such Expert shall be borne by the Company, and the calculations of the such Expert shall be final and conclusive on the Company and all of the Members. Distributions of assets in kind shall be allocated in accordance with Section 6.01 as if such assets were Net Investment Revenues.
                ------------

          6.04.     Distribution Accounts.  (a) Upon the acquisition of any
                    ---------------------
Investment in an Investment Entity, the Managing Member shall establish, in the name of the Company, a separate trust account with respect to each such Investment Entity (each, a "PLATFORM DISTRIBUTION ACCOUNT") for the purposes set forth herein. The Managing Member shall cause the Company to irrevocably direct that any amounts to be distributed to the Company by such Investment Entity be paid directly to the relevant Platform Distribution Account. Each Platform Distribution Account shall be in the control of the Company; provided, however, that upon the establishment of each Platform Distribution Account, the Managing Member shall cause the depository institution in which such Platform Distribution Account has been established to deliver to PWRES a letter from such depository institution in form and substance satisfactory to PWRES, which letter shall be acknowledged by the Company, stating that during the occurrence of a Sweep Event or Platform Sweep Event and Notice thereof by PWRES to such depository institution, (i) the Company's access to such Platform Distribution Account shall be terminated, and all signing authority for such Platform Distribution Account by any officer, director or employee of Managing Member shall immediately terminate, and (ii) such Platform Distribution Account and all distributions therefrom shall be in the sole and absolute dominion and control of the Class A Member until such time as the Class A Member shall notify such depository institution that the Company's access to such Platform Distribution Account is to be restored, which notification shall be made by the Class A Member upon the cure (to the extent such cure is available under the terms of this Agreement) of the event triggering such Platform Sweep Event or Sweep Event.

          (b) Upon the occurrence and during the continuance of (i) a Sweep Event or (ii) a Platform Sweep Event hereunder, PWRES shall have the right to apply or disburse funds from time to time on deposit in, with respect to clause (i) above, all of the Platform Distribution Accounts, and with respect to clause (ii) above, the applicable Platform Distribution Account, in each case as follows:

     first, to the payment of Minimum Overhead Expenses of the Company,
     -----

     second, to the Class A Members, in proportion to their respective
     ------
Capital Contributions, on account of all accrued but unpaid Class A Basic Return and Class A Additional Return and a return of all capital due to the Class A Members, and third, for disbursement in accordance with the terms of Section 6.01(A)
     -----                                                   ---------------
or Section 6.01(B) of this Agreement, as applicable.
   ---------------

          6.05.     Payment of Cure Amount.  (a) Subject to Section
                    ----------------------
3.03(a)(J) hereof, upon the exercise of any remedy available to the Class A Member pursuant to the terms of this Agreement, the Class B Member may contribute to the Company an amount sufficient to return to the Class A Members all of the Capital Contributions made by the Class A Members to the Company, together with an internal rate of return on such Capital Contributions of 16% per annum (the "CURE AMOUNT"); provided, however, that payment of the Cure Amount shall not preclude the Class A Members from receiving, pursuant to the terms of Sections 6.01(A) and 6.01(B), any
                                    ----------------     -------
distributions in excess of the Cure Amount. Upon payment by the Company to the Class A Member of the Cure Amount, any default that triggered such remedy shall be deemed cured.

               (b)  Notwithstanding paragraph (a) of this Section 6.05 or
                                                          ------------
Section 3.03(a)(J) hereof, upon the occurrence of a Change of Control Event
------------------
the Class B Member may contribute to the Company an amount sufficient to return to the Class A Member (i) the Cure Amount and (ii) an additional return equal to a 4% per annum return on all Capital Contributions made by the Class A Member, as calculated for the period from the date of such prepayment until the expiration of the Lock-Out Period. Upon payment by the Company to the Class A Member of such amount (the "TERMINATION DATE"), the Control Event shall be deemed cured and all other rights and obligations, if any, of the Class A Member under the terms of this Agreement shall terminate.

          6.06.     Tax Distributions.  Notwithstanding Sections 6.01(A) and
                    -----------------                   ----------------
6.01(B), the Company shall, prior to any distribution pursuant to such
-------
Sections, make distributions ("TAX DISTRIBUTIONS") to all Members, regardless of their tax status, in amounts intended to enable the Members to discharge their United States federal, state and local income tax liabilities arising from allocations to them of Company taxable income pursuant to Section 5.02.
                                                               ------------
Each Tax Distribution in respect of a taxable year shall be made to all members in proportion to the amount of taxable income allocated to each such member pursuant to Section 5.02, and shall be calculated on the basis of the
                   ------------
maximum combined United States federal, state and local tax rates applicable to any of the Members on ordinary income and net short-term capital gain, as applicable, and taking into account the deductibility of state and local income taxes for United States federal income tax purposes and the deductibility of local income taxes for state income tax purposes, where applicable. Amounts distributable to any Member pursuant to Sections
                                                                   --------
6.01(A) and 6.01(B) shall take into account amounts distributed to such
-------     -------
Member pursuant to this Section 6.06.
                                ----


                                 ARTICLE VII

                RIGHTS AND OBLIGATIONS OF THE MANAGING MEMBER
               ---------------------------------------------

          7.01.     Management. Subject to the provisions of this Agreement,
                    ----------
including, without limitation, those provisions contained in Article XVI with
                                                             -----------
respect to the Advisory Committee and in other sections of this Agreement, the Managing Member has the full, exclusive and complete right, power, authority, discretion, obligation and responsibility vested in or assumed by a managing member of a limited liability company under the Act and as otherwise provided by law, including those necessary to make all decisions affecting the business of the Company and to take those actions specified in
Section 3.02 hereof. Subject to the other provisions of this Agreement, the
------------
Managing Member is hereby vested with the full, exclusive and complete right, power and discretion to operate, manage and control the affairs of the Company to the best of its ability and shall use reasonable efforts to carry out the business of the Company. The Managing Member shall devote substantially all of its time to the proper performance of its duties hereunder.

          7.02.     Authority.
                    ---------

          (A) The Managing Member has authority to bind the Company, by execution of documents or otherwise, to any obligation not inconsistent with the provisions of this Agreement. Subject to, and except as otherwise provided in Sections 7.03 and 7.04, the Managing Member may contract or
            -------------     ----
otherwise deal with any Person for the transaction of the business of the Company, which Person may, under supervision of the Managing Member, perform any acts or services for the Company as the Managing Member may approve and the Managing Member shall use reasonable care in the selection and retention of such Persons.

          (B) The Managing Member may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

          (C) The Managing Member may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, and other consultants and advisers selected by it, and any act taken or omitted to be taken in reasonable reliance upon the opinion of such Persons as to matters within such Person's professional or expert competence shall be presumed to have been done or omitted in good faith and not to constitute willful misconduct.

          (D) No Person dealing with the Managing Member shall be required to determine the Managing Member's authority to enter into any contract, agreement or undertaking on behalf of the Company or to determine any facts or circumstances bearing upon the existence of such authority. Any Person dealing with the Company or the Managing Member may rely upon a certificate signed by the Managing Member as to:

               (i)  the identity of any Member;

               (ii) the existence or nonexistence of any fact or facts which constitute a condition precedent to acts by the Managing Member or are in any other manner germane to the affairs of the Company;

               (iii) the persons who are authorized to execute and deliver any instrument or document by or on behalf of the Company; or

               (iv) any act or failure to act by the Company or as to any other matter whatsoever involving the Company or any Member.

          7.03.     Limitations on the Managing Member.
                    ----------------------------------

          (A) Anything contained in any other Section of this Agreement notwithstanding, the Managing Member and its Affiliates shall not have any authority or be entitled:

               (1) to perform any act in violation of any applicable law or regulation thereunder, including applicable Federal and state securities laws;

               (2) to perform any act in violation of the Act or this Agreement;

               (3) to sell all or substantially all of the assets of the Company without the Consent of a majority in Interest of the Non-Managing Members unless such sale is in accordance with the general purposes of the Company or in accordance with Section 11.02 hereof;
                                                        -------------

               (4) the merger or other reorganization of the Company where the Company is not the surviving entity, without the Consent of a majority in Interest of the Members;

               (5) to perform any other act expressly requiring the Consent of the Members or the Advisory Committee under this Agreement without first obtaining such Consent;

               (6) to cause the Company to borrow funds from the Managing Member or its Affiliates except in accordance with Section
                                                             -------
7.04(B)(ii) or, in the event PWRES is the Managing Member, Section 17.19 and
-----------                                                -------------
any other applicable provision hereof.

               (7) to accept and retain rebates or any other benefit not available to all Members;

               (8) to commingle funds of the Company with funds of any other Person, except in connection with Investments made with other parties.

          (B) The Managing Member shall endeavor to cause the Company to maintain cash reserves for operating expenses, capital expenditures, repairs, replacements, contingencies and related items in such amount as the Managing Member in its reasonable discretion deems necessary or advisable.

          7.04.     Business with Affiliates.
                    ------------------------

          (A) The Managing Member may permit the Company to enter into any transaction with the Managing Member or its Affiliates or engage the Managing Member or its Affiliates to provide property or asset management, construction or development services or asset disposition services if all of the following criteria are complied with:

               (i) The fees and other terms and conditions under which the goods or services are to be rendered or the transaction is to be entered into are embodied in a written contract which precisely describes the transaction or the goods or services to be rendered and the compensation, price or fee therefor;

               (ii) The terms and conditions of  the contract are at least as
          favorable  to   the Company  as  the terms  generally available  in
          arm's-length transactions with independent third parties;

               (iii) The compensation, price, fees, and other benefits to the Managing Member and its Affiliates and the formula or method by which they are to be calculated, and the goods, services or other benefits to be provided therefor, are fully disclosed on an Investment by Investment basis in a writing filed with the Non-Managing Members and the Advisory Committee in advance; provided, however, that if such transaction is not on arms-length and market terms, such transaction shall also be Consented to in advance and in writing by the Advisory Committee; and

               (iv) Such transaction or contract for services is in the ordinary course of its business.

          (B)  The Managing Member shall have the right:

               (i) to cause the Company to enter into one or more agreements other than the type specified in Section 7.04(A) with an Affiliate
                                           ---------------
of the Managing Member or Reckson only after receiving the consent of the Advisory Committee;

               (ii) to (a) make short-term advances to the Company to fund the Company obligations prior to receipt of Capital Contributions (including, but not limited to, situations whereby the Company must acquire an Investment prior to the date upon which an Acquisition Plan for such Investment is delivered to the Advisory Committee pursuant to Section 16.02(E)), which advances shall accrue interest
                      -----------------
at the greater of (1) 12% or (2) the Prime Rate plus two percent (2%) and shall be repaid from Capital Contributions or other Company funds; provided, however, that the Company shall extend to each Class A Member (other than a defaulting Class A Member under Section 4.03) the right to participate in the
                                ------------
making of such short-term advances, in proportion to the respective Percentage Interests of the Members (including for purpose hereof, the Managing Member) who elect to participate, and (b) assign or cause the Company to assign contract rights to and from newly formed acquisition vehicles at cost and be refunded any previously funded amounts together with interest accrued thereon at the greater of (i) 12% or (ii) the Prime Rate plus two percent (2%) (provided that in each instance the Managing Member shall not be entitled to any compensation for amounts advanced or funded other than the interest provided for herein), in both instances without complying with the provisions of clauses (i), (ii) or (iv) of Section 7.04(A)
                                                              ---------------
or clause (iii) of Section 7.04(A) with respect to the rate of interest on
                   ---------------
such advances;

               (iii) in the event of a default by the Class A Member of its obligations under Section 4.03 and the expiration of any
                                 ------------
applicable cure period, to be reimbursed by the Company for costs and expenses incurred by the Managing Member in connection with the making of the short-term advances referenced in clause (a) above; provided, however, that
                                                    --------  -------
the total amount of reimbursements to be made in respect of each such short-term advance shall not exceed (1) $5,000 with respect to each such short-term advance and (2) $50,000 with respect to all such short-term advances in the aggregate; and

               (iv) to participate in a Reckson Investment Opportunity with Reckson Operating Partnership.

          7.05.     Liability for Acts and Omissions; Recourse to Reckson
                    -----------------------------------------------------
Services and to ROP Line.
------------------------

          (A) None of the Managing Member, PWRES, any member of the Advisory Committee or any of their respective Affiliates, members, shareholders, partners, officers, directors, employees, agents and representatives shall have any liability, responsibility or accountability in damages or otherwise to any other Member or the Company for, and the Company agrees to indemnify, pay, protect and hold harmless the Managing Member, PWRES, each member of the Advisory Committee and their respective Affiliates, shareholders, partners, officers, directors, employees, agents and representatives (each, an "INDEMNIFIED PARTY" and collectively, the "INDEMNIFIED PARTIES") from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, all reasonable costs and expenses of attorneys, defense, appeal and settlement of any and all suits, actions or proceedings instituted or threatened against the
Indemnified Parties or the Company) and all costs of investigation in connection therewith which may be imposed on, incurred by, or asserted against the Indemnified Parties or the Company in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on the part of the Company, on the part of the Indemnified Parties when acting on behalf of the Company or on the part of any brokers or agents when acting on behalf of the Company; provided, that Reckson Services and
                                      --------
Managing Member shall be jointly and severally liable, responsible and accountable for, and shall indemnify and hold the Company and the Non-Managing Members harmless against, and the Company shall not be liable to Managing Member, Reckson Services or any of their respective Affiliates for, any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses or disbursements or any costs, of investigation in connection therewith which result from, the fraud, willful misconduct or bad faith of Managing Member, Reckson Services or any of their respective Affiliates. In any action, suit or proceeding against the Company or any Indemnified Party relating to or arising, or alleged to relate to or arise, out of any such action or non-action (other than Managing Members', Reckson Services' or any of their respective Affiliates' fraud, willful misconduct or bad faith), the Indemnified Parties shall have the right to jointly employ, at the expense of the Company, of the Indemnified Parties' choice, which counsel shall be reasonably satisfactory to the Company, in such action, suit or proceeding, provided that if retention of joint counsel by the Indemnified Parties would create a conflict of interest, each group of Indemnified Parties which would not cause such a conflict shall have the right to employ, at the expense of the Company, separate counsel of the Indemnified Party's choice, which counsel shall be reasonably satisfactory to the Company, in such action, suit or proceeding. The satisfaction of the obligations of the Company under this Section 7.05(A)
                                                              ---------------
shall be from and limited to the assets of the Company (which, for purposes hereof, shall be deemed not to include Remaining Capital Commitments) and no Non-Managing Member shall have any personal liability on account thereof. For purposes of this Section 7.05(A), Reckson and its Affiliates shall be deemed
                 ---------------
to be deemed to be Affiliates of Reckson Services until such time as less than a majority of the directors of the board of directors of Reckson Services are also officers or directors of Reckson.

          (B) The provision of advances from Company funds to an Indemnified Party for legal expenses and other costs incurred as a result of any legal action or proceeding is permissible if (i) such suit, action or proceeding relates to or arises out of, or is alleged to relate to or arise out of, any action or inaction on the part of the Indemnified Party in the performance of its duties or provision of its services on behalf of the Company; and (ii) the Indemnified Party undertakes to repay any funds advanced pursuant to this
Section 7.05(B) in cases in which such Indemnified Party would not be
---------------
entitled to indemnification under Section 7.05(A) and, if required by the
                                  ---------------
Advisory committees provides security in such a undertaking satisfactory to the Advisory committee, and (iii) the Company has sufficient available funds on hand for such advances. If advances are permissible under this Section
                                                                   -------
7.05(B), the Indemnified Party shall furnish the Company with an undertaking,
-------
and, if required, security as set forth in clause (ii) of this paragraph and shall thereafter have the right to bill the Company for, or otherwise request the Company to pay, at any time and from time to time after such Indemnified Party shall become obligated to make payment therefor, any and all reasonable amounts for which such Indemnified Party believes in good faith that such Indemnified Party is entitled to indemnification under Section 7.05(A) with
                                                       ---------------
the approval of the Advisory Committee. The Company shall pay any and all such bills and honor any and all such requests for payment within 60 days after such bill or request is received by the Managing Member. In the event that a final determination is made that the Company is not so obligated in respect of any amount paid by it to a particular Indemnified Party, such Indemnified Party will refund such amount within 60 days of such final determination, and in the event that a final determination is made that the Company is so obligated in respect of any amount Indemnified Party, the Company will pay such amount to such Indemnified Party within 60 days of such final determination, in either case together with interest at the Prime Rate plus 2% from the date paid by such Indemnified Party until actually repaid to such Indemnified Party or the date such amount was obligated to be paid to such Indemnified Party until the date actually paid to such Indemnified Party.

          (C) All judgments against the Company or any Indemnified Party wherein such persons or entities are entitled to indemnification, must first be satisfied from the Company assets (other than Remaining Capital commitments).

          (D) Except as may be otherwise provided herein, in no event shall any Member, or any Affiliate of a Member, or any partner, director, officer, employee, agent, member or shareholder of a Member or any Affiliate of a Member, be liable for the obligations of the Company, whether for the consummation of Investments, professional and other services rendered to it, loans made to it by Members or others, injuries to persons or property, indemnity to the Indemnified Parties, contractual obligations, guaranties, endorsements or for other reasons similar or dissimilar to any of the foregoing, and without regard to the manner in which any liability of any nature may be incurred by the person to whom it may be owed it being understood that, all such liabilities shall be liabilities of the Company as an entity, and shall be paid or otherwise satisfied from the Company assets as are necessary to satisfy such liabilities.

          (E) The Managing Member may cause the Company, at the Company's expense, to purchase insurance to insure the Indemnified Parties against liability hereunder, including, without limitation, for a breach or an alleged breach of their responsibilities hereunder. The Managing Member shall send Notice to the Non-Managing Members thereof, describing the insurance policy and the premiums paid therefor promptly upon the purchase of such insurance. The Company shall not incur the costs of that portion of any insurance, other than public liability insurance, which insures any Indemnified Party for any liability as to which such person is prohibited from being indemnified under Section
                                                                -------
7.05(A).
-------

          (F) As a material inducement to PWRES to enter into this Agreement, Reckson Services hereby agrees (i) to use best efforts to enter into all documentation with Reckson Operating Partnership necessary to effectuate the ROP Line, and shall deliver to PWRES true and complete copies of all such documentation, as soon as practicable following the date of this Agreement; (ii) that such documentation (a) shall permit proceeds of advances under the ROP Line to be used to fund any indemnification obligations of Reckson Services or Managing Member under this Section 7.05; (b) shall not
                                               ------------
require, as a condition to any such advance, that there be no material adverse change (or similar provision) with respect to Reckson Services, Managing Member or the Company (but such advance may be subject to other types of customary conditions to funding of a loan and may also be subject to the preservation of the lender's status as a real estate investment trust); and (c) shall provide in substance that all rights of Reckson Operating Partnership in respect of advances under the ROP Line shall be subordinated, on terms and conditions satisfactory to PWRES, to any claims of the Company and the Non-Managing Members against Reckson Services and Managing Member under this Section 7.05; (iii) in connection with any claim
           ------------
by the Company or the Class A Members against Managing Member and/or Reckson Services under the indemnification set forth in this Section 7.05, Reckson
                                                     ------------
Services shall, promptly after receipt of a written request from a Class A Member, request an advance under the ROP Line to fund the total amount of any reasonably expected liabilities of the Managing Member and/or Reckson Services in connection with such claim, as reasonably determined by such Class A Member provided, however, that such funds need not be actually
               --------  -------
advanced by Reckson Operating Partnership until such claim has been determined by final judgment or otherwise, it being understood that the amount of the advance covered by such request by Reckson Services for such an advance on the ROP Line shall not be eligible for use for any other purpose until such claim has been finally determined, and then only such portion of such advance as shall not be required to satisfy such claim shall be eligible for use for other purposes; (iv) Reckson Services shall not pay any dividend to its shareholders that would cause its total paid-in equity capital to be reduced to less than the lesser of (a) the Minimum Book Capitalization, or
(b) the amount of its paid-in equity capital immediately following the first issuance of common stock of Reckson Services (up to a maximum of $15 million) occurring after the spin-off of the shares of Reckson Services to the shareholders of Reckson; and (v) Reckson Services shall give the Class A Members prompt Notice of any principal repayment under the ROP Line or dividends paid from Capital Event Proceeds, and if the Class A Member reasonably believes that the Book Capitalization of Reckson Services would be less than the Minimum Book Capitalization upon such principal repayment, then the Class A Member shall not thereafter be required to make any Capital Contribution (other than solely for the purpose of funding a capital contribution by the Company to a Co-Investment Vehicle) until the Class A Member shall have received evidence reasonably satisfactory to the Class A Member that the Book Capitalization of Reckson Services would be at least equal to the Minimum Book Capitalization upon such principal repayment.

          7.06.     (Reserved.)

          7.07.     (Reserved.)

          7.08.     Key Man Provisions.
                    ------------------

          (A) So long as RSVP Holdings, LLC is the Managing Member, the Managing Member shall cause at least fifty percent (50%) of the individuals identified on Schedule 2.22 hereto to remain actively involved in the Company
              -------------
and to devote to the Company such business time and attention as may be reasonably necessary to carry out the objectives of the Company.

          (B)  The  Non-Managing   Members  sole   remedy  with   respect  to
noncompliance with the foregoing shall be as follows:

               (i) The Class A members shall immediately be entitled to designate by vote of the majority in interest of the Class A Members, to designate an individual as a member of the Advisory Committee, and the affirmative vote of such member of the Advisory Committee shall be required for the Company to (a) issue or redeem any membership interest, (b) incur any material expenses, (c) make any new Investment or allocate additional funds to any existing Investment, (d) finance or refinance any Investment, or restructure or without financing, (e) sell or otherwise liquidate any Investment, (f) change the Company's distribution policy, or direct or Consent to the change in any Investment's distribution policy or
          (g) disburse funds on deposit in the Distribution Account.

          7.09.     Presentation of Opportunities to the Company.
                    --------------------------------------------

          (A)  Except as set forth in Section 3.05 hereof, until the earlier
                                      ------------
of (i) the expiration of the Investment Period or (ii) the date on which 90% of the Members' aggregate Capital Commitments have been invested or committed for investment, none of the Managing Member, the Managing Member Members, Reckson Services or Reckson shall act as a general partner or managing member of or otherwise as a source of transactions on behalf of another pooled investment fund with a primary purpose similar to that of the Company as set forth in Section 3.01 hereof, and all investment opportunities consistent
         ------------
with the investment objectives of the Company other than investments by Reckson and its subsidiaries in investments consistent with the investment objectives of Reckson and such subsidiaries as of the date hereof coming to the attention of the Managing Member Members, Reckson Services or Reckson shall be presented by the Managing Member to the Company, and the Company shall have the exclusive right to invest in such investment opportunity on such terms and conditions as the Company shall deem appropriate, for a period of 30 days (or 90 days in the event that PWRES, in its sole and absolute discretion, determines that additional due diligence is required to be performed with respect to such investment opportunity) before any of the Managing Member Members, Reckson Services, Reckson, or any of their respective affiliates may invest in such Investments; provided, however, that
                                                      --------  -------
(a) in the event Reckson Services or its Subsidiaries are presented with an opportunity to make an Investment in (i) an operating company engaged in the business of providing services, including but not limited to, Tenant Services or Building Services, which operating company receives less than 25% of its revenues from owning and operating real property or (ii) an operating company engaged in the business of executive office suites; or (b) any Non-Managing Member shall, with respect to a particular Investment, be in default of its obligation to make a Capital Contribution pursuant to Section 4.03 hereof and
                                                      ------------
such default shall continue for two (2) Business Days following Notice from the Managing Member to all of the Non-Managing Members, then solely with respect to such particular Investments, the terms of this Section 7.09(A)
                                                          ---------------
shall not apply.

          (B) (a) The Managing Member shall promptly provide the Members with Notice of any breach of the obligations set forth in paragraph (A) above. In the event of a material breach of the obligations set forth in paragraph (A) above which breach continues for thirty (30) days (or, if the breach can be cured but is not capable of being cured within such thirty (30) day period, such longer period of time, not to exceed sixty (60) days, as is necessary to cure such breach provided that such cure is diligently pursued during and after such thirty (30) day period) following Notice from the Managing Member, the Non-Managing Members shall have the right, by Consent of sixty percent (60%) of the Percentage Interests of the Non-Managing Members,
(i) to terminate the Investment Period, (ii) to exercise control over, and disburse funds on deposit in, all of the Platform Distribution Accounts as provided in Section 6.04(b) hereof, or (iii) to exercise the
            ---------------
remedies set forth in Section 16.03(D) hereof.  To cure a breach of the
                      ----------------
obligations set forth in paragraph (A) above, Managing Member shall, within the period specified in this Section 7.09(B)(a), (or, if the Managing Member
                             ------------------
disputes, prior to the expiration of such period, the Class A Member's assertion that a breach of Section 7.09(A) has occurred, within three (3)
                           ---------------
days following final resolution of such dispute pursuant to Section
                                                            -------
7.09(B)(b)) cause the Investment made in breach of Section 7.09(A) to be sold
----------                                         ---------------
to the Company at a price not to exceed the Acquisition Cost of such Investment; provided, however, that in the event such Investment constitutes
            --------  -------
a depleting asset, the sale price shall not exceed the Fair Value of such Investment.

               (b) Notwithstanding anything to the contrary set forth in this Agreement, in the event a dispute arises among, or between any of, the Members with respect to whether or not a breach of the obligations set forth in Section 7.09(A) has occurred, then such Members shall promptly and in good
   ---------------
faith attempt to resolve such dispute by mutual agreement. In the event the Members are unable to resolve such dispute by mutual agreement, the matter shall be resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. No Member shall institute any legal or equitable action against another Member in any court with respect to any dispute in respect of whether or not such a breach has occurred, except to confirm an arbitrator's award, which award shall be final and binding. There shall be one arbitrator, to be selected by mutual agreement of the Members engaged in the dispute or, failing such agreement, by the president of the American Arbitration Association. The arbitration shall take place in New York, New York. The party prevailing in such arbitration shall be entitled to recover from the other party the reasonable attorneys' fees and disbursements incurred by such prevailing party in connection with such arbitration. Except for such issues subject to arbitration as specifically set forth in this Section 7.09(B)(b), the Members shall have the right to
                  ------------------
enforce the rights and obligations under this Agreement in any action at law or equity.

          7.10.     Other Activities. Subject to Sections 7.01, 7.08 and 7.09
                    ----------------             -------------  ----     ----
above, the Members and their Affiliates may engage in or possess an interest in other business ventures of every nature and description for their own account, independently or with others, including, without limitation, real estate business ventures, whether or not such other enterprises shall be in competition with any activities of the Company; and neither the Company nor the other Members shall have any right by virtue of this Agreement in and to such independent ventures or to the income or profits derived therefrom.

          7.11.     Affirmative Covenants.
                    ---------------------

                    Subject to Section 7.13 hereof, Managing Member shall:
                               ------------

          (A)  EXISTENCE; COMPLIANCE WITH LEGAL REQUIREMENTS.
               ---------------------------------------------

               (a) cause to be done all things necessary to preserve, renew and keep in full force and effect the existence of, and any material rights, licenses, permits and franchises of, each Investment Entity and comply in all material respects with all Legal Requirements applicable to each such Investment Entity or its Related Property, if any, and other material assets, if any;

               (b) at all times cause such Investment Entity to maintain, preserve and protect all of its material franchises and trade names and preserve all the remainder of such Investment Entity's property used or useful in the conduct of such Investment Entity's business and keep its Related Property in good working order and repair, ordinary wear and tear excepted, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto;

               (c) cause each Investment Entity to procure insurance from financially sound and reputable insurers necessary to protect at all times the business and operations of such Investment Entity and any Related Property against all liabilities, hazards and risks (including, but not limited to, environmental liabilities, hazards and risks) which are commonly insured against in respect of properties similar to any such Related Properties and entities which have businesses and operations similar to those of such Investment Entity; and

               (d) in the event the Managing Member fails to procure any of such required insurance, promptly notify the Class A Member of such failure.

          (B)  IMPOSITIONS AND OTHER CLAIMS.
               ----------------------------

               cause to be paid and discharged all Impositions, as well as all lawful claims for labor, materials and supplies or otherwise, which could become a Lien.

          (C)  LITIGATION.
               ----------

               give prompt written notice to the Class A Member of any litigation or governmental proceedings pending or threatened against any Investment Entity which has or could reasonably be expected to have a Material Adverse Effect.

          (D)  ACCESS TO PREMISES.
               ------------------

               cause each Investment Entity to permit agents, representatives and employees of Managing Member and the Class A Member to inspect any Related Property at reasonable hours upon reasonable advance Notice to such Investment Entity, subject to the rights of tenants, subtenants and licensees under any Leases.

          (E)  NOTICE OF DEFAULT.
               -----------------

               cause each Investment Entity to promptly advise Managing Member of any material adverse change in such Investment Entity's condition, financial or otherwise, or of the occurrence of any default or event of default under any agreements, instruments and documents to which such Investment Entity is a party that would result in a Material Adverse Effect.

          (F)  COOPERATE IN LEGAL PROCEEDINGS.
               ------------------------------

               cause each Investment Entity to cooperate fully with the Company, any Member or any other Person with respect to any proceedings before any court, board or other Governmental Authority which may in any way affect the rights of the Company or any Member hereunder or the value of the related Investment or Related Property and, in connection therewith, permit the Company or such Member, at its reasonable election, to participate in any such proceedings.

          (G)  PERFORM AGREEMENTS.
               ------------------

               cause each Investment Entity to observe, perform and satisfy all the terms, provisions, covenants and conditions of, and to pay when due all costs, fees and expenses to the extent required under any agreements, instruments and documents to which such Investment Entity is a party.

          (H)  FURTHER ASSURANCES.
               ------------------

               cause each Investment Entity, to execute and deliver such documents, instruments, certificates, opinions, assignments and other writ-ings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the value of the Investment and any Related Property, as Managing Member or the Class A Member may reasonably request from time to time.

          (I)  MANAGEMENT OF PROPERTY.
               ----------------------

               cause each Investment Entity to cause any Related Property Manager (and any permitted successor property manager) to enter into a management agreement with such Investment Entity with respect to the Related Property on arms-length and market terms and to abide by all of the applicable terms of such management agreement and any related documents, instruments, certificates or other writings.

          (J)  BUSINESS AND OPERATIONS.
               -----------------------

               (a) cause each Investment Entity to continue to engage in the businesses presently conducted by it; and

               (b) cause each Investment Entity to qualify to do business and to remain in good standing under the laws of each jurisdiction necessary for the conduct of its business as presently conducted.

          (K)  PERFORMANCE BY INVESTMENT ENTITY.
               --------------------------------

               cause each Investment Entity to in a timely manner observe, perform and fulfill each and every covenant, term and provision of each agreement, document or instrument to which it is a party and to not enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any such agreement, document or instrument to the extent such amendment, waiver, supplement, termination or other modification would result in a Material Adverse Effect.

          (L)  INSOLVENCY PROCEEDINGS.
               ----------------------

               (a)  not  make   any  bankruptcy   or  insolvency   filing  or
proceeding in respect of the Company without the Consent of the unanimous affirmative vote of all of the Members;

               (b) not acquiesce, petition or otherwise invoke or cause any other Person to invoke the process of the United States of America, any state or other political subdivision thereof or any other jurisdiction, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case against the Company under Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company if such action has not been consented to by a unanimous affirmative vote of all of the Members;

               (c) cause each Investment Entity in which the Company has made an Investment (provided that such Investment is in the form of equity) not to commence a bankruptcy or insolvency filing or proceeding in respect of such Investment Entity without the Consent of the Company, and the Company shall not give any such Consent without the unanimous affirmative vote of all of the Members; and

               (d) cause such Investment Entity not to acquiesce, petition or otherwise invoke or cause any other Person to invoke the process of the United States of America, any state or other political subdivision thereof or any other jurisdiction, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case against the Company under Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Investmof all of the Members.

          (M)  NO JOINT ASSESSMENT.
               -------------------

                    cause each Investment Entity not to permit a joint assessment of any Related Property with any other real property constituting a tax lot separate from such Related Property.

          (N)       SINGLE PURPOSE COVENANT.
                    -----------------------

                    (a) cause the Company and each Investment Entity to (i) be a duly formed and existing limited partnership, limited liability company or corporation, as the case may be; (ii) be duly qualified in each jurisdiction in which such qualification is necessary for the conduct of its business; (iii) comply with the provisions of its organizational documents and the laws of its jurisdiction of formation in all respects; (iv) observe all customary formalities regarding its partnership, limited liability company or corporate existence, as the case may be; (v) maintain its records and books of account separate from those of any Investment Entity or the Company, respectively; (vi) not commingle its assets or funds with those of any Investment Entity or the Company, respectively; (vii) conduct its own business in its own name and not in the name of any Investment Entity or the Company, respectively; (viii) maintain financial statements separate from those of any Investment Entity or the Company, respectively; (ix) pay its own liabilities out of its own funds and not from the funds of any Investment Entity or the Company, respectively; (x) observe all corporate or partnership formalities, as applicable; (xi) maintain an arms-length relationship with its Affiliates; (xii) not pay the salaries of any employees of any Investment Entity or the Company, respectively; (xiii) not guarantee or become obligated for the debts of any Investment Entity or the Company, respectively, or hold out its credit as being available to satisfy the obligations of any Investment Entity or the Company, respectively; (xiv) allocate fairly and reasonably any overhead for any office space shared with any Investment Entity or the Company, respectively; (xv) use stationery, invoices and checks separate from those used by any Investment Entity or the Company, respectively; (xvi) not pledge its assets for the benefit of any Investment Entity or the Company, respectively; (xvii) hold itself out as a separate entity and not view itself as a division or department of any Investment Entity or the Company, respectively; (xviii) correct any misunderstanding actually known by it regarding its separate identity from that of any Investment Entity or the Company, respectively;
(xix) maintain adequate capital in light of its contemplated business operations and at all times remain solvent and able to pay its debts as they become due; and (xx) maintain its accounts separate from those of any Investment Entity or the Company, respectively; and

               (b) upon the acquisition of each Investment, deliver to the Class A Member an opinion, in form and substance reasonably satisfactory to the Class A Member, of counsel reasonably satisfactory to the Class A Member, stating that a bankruptcy court should not order the substantive consolidation of the assets and liabilities of the Company with those of the related Investment Entity, in the event that such Investment Entity were to become a debtor under Title 11 of the United States Code (the "BANKRUPTCY CODE").

          (O)       DEFERRED MAINTENANCE.
                    --------------------

                    cause each Investment Entity to utilize reasonable efforts to remedy all items of deferred maintenance existing with respect to any Related Property which the Managing Member may deem reasonably necessary at the time of acquisition of such Investment.

          (P)       ACMS; O&M PROGRAM.
                    -----------------

                    (a) (i) cause each Investment Entity to comply with all ACM Requirements in all material respects;

                    (ii) without limiting the generality of the foregoing, cause each Investment Entity to discharge in all material respects all obligations imposed on a building owner (including, without limitation, requirements relating to notification, recordkeeping, labeling, and sign-posting) under the ACM Requirements;

                    (iii) cause each Investment Entity with respect to any Related Property that was constructed prior to 1981 to use all diligent efforts to deliver to Managing Member within 60 days after acquisition of the related Investment, an O&M Program for Managing Member's review and approval;

                    (iv) cause each Investment Entity to comply in all material respects with all elements of its O&M Program as approved by Managing Member;

                    (v) cause each Investment Entity to permit Managing Member to inspect all areas of any Related Property where ACMs are known or suspected to be present and to audit each such Investment Entity's operations to determine whether such Investment Entity is in compliance in all material respects with the O&M Program and with all ACM Requirements; and

                    (vi) if Managing Member determines that a potential adverse health effect may be produced as a result of ACM in the building, or if any governmental agency, either by regulation, statute, ordinance, or other authority, requires a program of removal or other abatement, control, management or monitoring of the ACMs, cause each Investment Entity to, at its sole cost and expense, comply with such program.

          (b) (i) If any Investment Entity's Related Property has lead in water, lead in paint, radon or any other condition that would be required to be covered by a written monitoring and sampling, and if applicable, mitigation and management program in accordance with safe and sound environmental management standards, as indicated in any related Environmental Report (each such program, a "MITIGATION PROGRAM"), cause such Investment Entity to comply in all material respects with all applicable Environmental Laws with respect thereto and to deliver to Managing Member on or prior to the acquisition of the related Investment, an appropriate written Mitigation Program with respect thereto for Managing Member's review and approval;

                    (ii) cause such Investment Entity to comply in all material respects with each such Mitigation Program as approved by Managing Member;

                    (iii)     without   limiting   the  generality   of   the
     foregoing, cause such Investment Entity to discharge all obligations imposed on a building owner (including requirements relating to notification, recordkeeping, labeling, and sign-posting) under applicable Environmental Laws;

                    (iv) cause each Investment Entity to permit Managing Member to inspect all areas of the Related Property where lead in water, lead in paint, radon or any other such condition are known or suspected to be present and to audit such Investment Entity's operations to determine whether such Investment Entity is in compliance in all material respects with the applicable Mitigation Program delivered to Managing Member and with all applicable Environmental Laws; and

                    (v) if Managing Member determines that a potential adverse health effect may be produced as a result of lead in water, lead in paint, radon or any other such condition in the building, or if any governmental agency, either by regulation, statute, ordinance, or other authority, requires a program of removal or other abatement, control, management or monitoring of the lead in water, lead in paint, radon or any other such condition, cause such Investment Entity to, at its sole cost and expense, comply with such program.

          (Q)       ENVIRONMENTAL REMEDIATION.  (a)  cause each Investment
                    -------------------------
Entity to utilize diligent efforts to remediate the environmental conditions existing with respect to each Related Property;

                    (b) in the event that the existence of any environmental conditions existing with respect to any Related Property either at the time of acquisition of the related Investment or subsequent thereto, may result in a Material Adverse Effect, cause such Related Property to be held by a separate Single Purpose entity; and

                    (c)  cause each  Investment  Entity  to  deliver  to  the
Managing Member copies of any Environmental Report with respect to any Related Properties and any other information, documents, instruments, certificates and opinions with respect to such Environmental Report and Related Properties reasonably requested by the Class A Member.

          (R)  CASH FLOW DISTRIBUTIONS.
               -----------------------

                    to the extent possible, cause each Investment Entity to distribute to the Company all available cash flow from the related Investment (other than funds being retained by such Investment Entity for working capital or other reasonable business purposes) not less frequently than quarterly.

          7.12.     Negative Covenants.
                    ------------------

          Subject to Section 7.13 hereof (and Section 3.01(B) with respect
                     ------------             ---------------
to clause (B) of this Section 7.12), Managing Member shall:
                      ------------

          (A)       MANAGEMENT OF PROPERTY.

                    cause each Investment Entity not to, (i) without the prior Consent of the Class A Member, which Consent shall not be unreasonably withheld, terminate any Related Property management agreement or otherwise replace a Related Property Manager or (ii) without the prior Consent of the Class A Members, enter into any other management agreement with respect to the Related Property that is not on arms-length and market terms.

          (B)       CHANGE IN BUSINESS.
                    ------------------

                    cause each Investment Entity not to make any material change in the scope or nature of its business objectives, purposes or operations that would substantially deviate from the Investment Parameters.

          (C)       RELATED DOCUMENTS.  (a)  cause each Investment Entity not
                    -----------------
to enter into, acquiesce in, suffer or permit any amendment, restatement or other modification of any of its Organizational Documents without the prior written consent of the Class A Member if (i) such amendment, restatement or modification could reasonably be expected to have a material adverse effect upon the value of any Related Property or its intended use, or (ii) such amendment, restatement or modification violates (or would cause the violation of) any term hereof;

                    (b) whether or not the Class A Member's Consent is required in respect of the modification of any Organizational Documents as aforesaid, cause each Investment Entity to give Managing Member and the Class A Member prompt Notice (and copies) of any amendment, restatement or other modification of any Organizational Documents relating to such Investment Entity;

                    (c) cause each Investment Entity not to enter into, acquiesce in, suffer or permit the creation of, or the amendment, restatement or modification of, any Property Agreement without the prior written consent of the Class A Member if (A) such creation, amendment, restatement or modification could reasonably be expected to have a Material Adverse Effect upon the value of the Related Property or (B) such amendment, restatement or modification violates (or would cause the violation of) any term hereof; and

                    (d) whether or not Managing Member's consent is required in respect of the creation or modification of any Property Agreement as aforesaid, cause each Investment Entity to give prompt Notice (and copies) thereof to Managing Member and the Class A Member.

          (D)       DISSEMINATION OF INFORMATION.
                    ----------------------------

                    not and shall cause the Company and each Investment Entity not to disseminate a press release upon the execution of this Agreement or upon the closing of the acquisition of any Investment if (i) such press release mentions PWRES or, (ii) to the knowledge of the Person disseminating such press release, the contents of such press release are or may be adverse to the interests of PWRES or any of its Investments, unless the Managing Member, the Company or such Investment Entity has obtained the prior Consent of PWRES.

          (E)       NO SOLICITATION OF PWRES EMPLOYEES.
                    ----------------------------------

                    not, and shall cause the Company and each Investment Entity not to, for a period of twenty-four (24) months following the date of this Agreement, engage any officer, director or employee of the PWRES or any Affiliate of the PWRES who directly or indirectly reports to John A. Taylor or Terrence E. Fancher as an officer, director, member or employee of the Managing Member or the Company or any Affiliate thereof, and shall not, and shall cause the Company and each Investment Entity not to, induce or solicit the resignation of any such officer, director or employee of the PWRES or any Affiliate of the PWRES.

          7.13.     Compliance with Affirmative and Negative Covenants.
                    --------------------------------------------------

                    (a) Notwithstanding paragraph (b) below, with respect to any Investment Entity that is not an Affiliate of Reckson, Reckson Services or any of their respective Affiliates and whose common stock is traded on a national or foreign securities exchange or is listed for quotation on a recognized national or foreign over-the-counter market, Managing Member shall not be obligated to comply with the covenants set forth in Section 7.11 and
Section 7.12.
------------

                    (b) With respect to an Investment Entity over which the Company does not exercise Control, the Company shall use commercially reasonable efforts to comply with the covenants set forth in Section 7.11 and
                                                             ------------
Section 7.12.
------------


                                 ARTICLE VIII

         ASSIGNMENTS, WITHDRAWAL AND REMOVAL OF THE MANAGING MEMBERS
         -----------------------------------------------------------

          8.01.     Assignment or Withdrawal by the Managing Member. The
                    -----------------------------------------------
Managing Member may not Transfer its Interest as Managing Member, in whole or in part, or withdraw from the Company, except as permitted by this Article.

          8.02.     Voluntary Assignment or Withdrawal of the Managing
                    --------------------------------------------------
Member. The Managing Member may not Transfer its Interest as Managing Member,
------
except to an Affiliate (provided (a) it gives prompt Notice of such Transfer to all the Non-Managing Members, (b) such Affiliate has a Book Capitalization not less than the Minimum Book Capitalization, (c) management control of such Affiliate is exercised by no fewer than fifty percent (50%) of the individuals named on Schedule 2.22 hereto, (d) such Affiliate shall have
                     -------------
access to the proceeds of the ROP Line or to an equally reliable source of capital for funding its Capital Commitment as Managing Member hereunder, and
(e) such Transfer does not cause an acceleration of any the Company indebtedness or default under any loan or other agreement to which the Company is a party), nor voluntarily withdraw from the Company at any time. In the event that the Managing Member intends to Transfer its Interest to an Affiliate in accordance with the terms of this Agreement, such Affiliate shall be admitted as a successor Managing Member immediately prior to the effective time of the Transfer and such successor Managing Member shall continue the business of the Company without dissolution.

          8.03.     Bankruptcy of the Managing Member. Upon the Bankruptcy
                    ---------------------------------
or dissolution of the Managing Member, (a) the Managing Member or its legal representative shall give Notice to the Non-Managing Members of such event and shall automatically, with or without delivery of such Notice, become a special Non-Managing Member with no power, authority or responsibility to bind the Company or to make decisions concerning, or manage or control, the affairs of the Company, and the recorded certificate of the Company shall be amended to reflect such fact, and (b) such Person as may be selected by a majority of the Percentage Interests of the Non-Managing Members within ninety (90) days of the date of the event that caused the
Managing Member to become a special Non-Managing Member shall be admitted to the Company as a successor Managing Member (effective as of the date of the bankruptcy or dissolution of the prior Managing Member) and such successor shall continue the business of the Company without dissolution, in which case the Investment Period shall terminate. If a successor Managing Member selected by a majority of the Percentage Interests of the Non-Managing Members is not admitted to the Company within such ninety (90) day period, the Company shall dissolve in accordance with Article XI. In the case of a
                                              ----------
conversion of the Managing Member to a special Non-Managing Member and continuance of the Company without dissolution, each of the special Non-Managing Member and the Advisory Committee shall select one Expert, and such Experts shall jointly select a third Expert, which jointly selected Expert shall determine the Fair Value of the special Non-Managing Member's Interest as of the effective date it became a special Non-Managing Member, taking into account all profits, losses, gains, deductions, distributions and other credits and charges (other than fees) to which the special Non-Managing Member was and would be entitled under this Agreement if all Investments of the Company were sold on the effective date of creation of the special Non-Managing Member for their Fair Value and the proceeds were distributed on such date pursuant to this Agreement. Thereafter, the special Non-Managing Member shall be entitled to a percentage of all future profits, losses, gains, deductions, distributions and other credits and charges of the Company equal to the quotient of (x) the Fair Value of the special Non-Managing Member's Interest as of the date it was created divided by (y) the amounts which would be available to all Members as of such date as determined by the Expert using the same assumptions as were used by the Expert in determining the Fair Value of the special Non-Managing Member's Interest, but the special Non-Managing Member shall not be obligated to make any further deposits in the Reserve Account. The Fair Value as determined by the jointly selected Expert shall be final and conclusive on the parties. The fees and expenses of all Experts retained pursuant to this Section 8.03 shall be borne by the
                                      ------------
Company.

          8.04.     (Reserved.)

          8.05.     Obligations of a Prior Managing Member. In the event that
                    --------------------------------------
the Managing Member Transfers its Interest in accordance with Section 8.02
                                                              ------------
or 8.04 or has its Interest converted to that of a special Non-Managing
   -----
Member pursuant to Section 8.03 or 8.04, it shall have no further obligation
                   ------------    ----
or liability as a Managing Member to the Company pursuant to this Agreement in connection with any obligations or liabilities arising from and after such Transfer, and all such future obligations and liabilities shall automatically cease and terminate and be of no further force or effect; provided, however,
                                                          --------  -------
that nothing contained herein shall be deemed to relieve the Managing Member of any obligations or liabilities (i) arising prior to such transfer or (ii) resulting from a dissolution of the Company caused by the act of the Managing Member where liability is imposed upon the Managing Member by law or by the provisions of this Agreement.

          8.06.     Successor Managing Member. A Person shall be admitted as
                    -------------------------
a Managing Member only if the following terms and conditions are satisfied:

          (A) if such Person is not an Affiliate of Managing Member, the admission of such Person shall have been Consented to by a majority of the Percentage Interests of the Non-Managing Members;

          (B) the Person shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart hereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a Managing Member;

          (C) a certificate evidencing the admission of such Person as a Managing Member shall have been filed for recordation;

          (D) if the successor Managing Member is a corporation, it shall have provided counsel for the Company with a certified copy of a resolution of its Board of Directors and, if required, the Consent of the shareholders, authorizing it to become a Managing Member;

          (E) if the successor Managing Member is a partnership or limited liability company it shall provide counsel for the Company with a certified copy of its agreement of partnership or limited partnership or operating agreement together with certified copies of any partnership or limited liability company actions authorizing it to become a Managing Member; and

          (F) counsel for the Company shall have rendered an opinion that none of the actions taken in connection with such Transfer or admission will have an adverse tax effect upon the Company, which adverse tax effect can be waived by the Consent of a majority of the Percentage Interests of the Non-Managing Members.

          The former Managing Member shall reasonably cooperate to facilitate the substitution of the successor Managing Member, even where the Managing Member was removed for Cause, and shall be reimbursed for its reasonable costs and expenses relating thereto.


                                  ARTICLE IX

                RIGHTS AND OBLIGATIONS OF NON-MANAGING MEMBERS
               ----------------------------------------------

          9.01.     Management of the Company.  Without limiting a Non
                    -------------------------
Managing Member's participation on the Advisory Committee or the Management Committee as set forth in this Agreement, and except as may be otherwise expressly provided herein, no Non-Managing Member shall take part in the management or control of the business of the Company or transact any business in the name of the Company. Except as may be otherwise expressly provided herein, no Non-Managing Member shall have the power or authority to bind the Company or to sign any agreement or document in the name of the Company. Except as may be otherwise provided herein, no Non-Managing Member shall have any power or authority with respect to the Company, except as provided in the Act and insofar as the Consent of the Non-Managing Members shall be expressly required by this Agreement. The exercise of any of the rights and powers of the Non-Managing Members pursuant to the Act or the terms of this Agreement shall not be deemed taking part in the day-to-day affairs of the Company or the exercise of control over Company affairs.

          9.02.     Limitation on Liability.
                    -----------------------

          (A) No Non-Managing Member shall have any liability to contribute money to the Company, nor shall any Non-Managing Member be personally liable for any obligations of the Company, except to the extent of its Remaining Capital Commitment as of the date any Capital Contribution is required and as otherwise provided in Sections 4.03, 4.09, 6.03 and 9.02(B) hereof. No
                      -------------  ----  ----     -------
Non-Managing Member shall be obligated to make loans to the Company or to repay to the Company, any Member or any creditor of the Company all or any fraction of any amounts distributed to such Member, except as specifically required pursuant to Section 9.02(B) hereof.
                     ---------------

          (B) In accordance with state law, members of a limited liability company may, under certain circumstances, be required to return to the company for the benefit of company creditors amounts previously distributed to it as a return of capital. It is the intent of the Members that a distribution to any Member be deemed a compromise within the meaning of
Section 17-502(b) of the Act and not a return or withdrawal of capital, even
-----------------
if such distribution represents, for federal income tax purposes or otherwise (in full or in part), a distribution of capital, and no Non-Managing Member shall be obligated to pay any such amount to or for the account of the Company or any creditor of the Company, except as provided in this Section
                                                                   -------
9.02. However, if any court of competent jurisdiction holds that,
----
notwithstanding the provisions of this Agreement, any Non-Managing Member is obligated to make any such payment, such obligation shall be the obligation of such Non-Managing Member and not of the Managing Member.

                                  ARTICLE X

                       TRANSFER OF NON-MANAGING MEMBER

                                  INTERESTS
                  -----------------------------------------

          10.01.    Transfers by Non-Managing Members.
                    ---------------------------------

          (A) A Non-Managing Member may not Transfer its Interest in the Company or any part thereof to any Person (a "PROPOSED TRANSFEREE") except
(i) as provided in Section 4.03(A)(b)(ii), or (ii) as permitted in this
                   ----------------------
Article X, and any such Transfer in violation of this Article X shall be null
---------                                             ---------
and void ab initio as against the Company, except as otherwise provided by law. In connection with any transfer of an Interest in accordance with the terms of this Agreement, the transferee of such Interest and the other Members shall enter into a supplemental agreement memorializing such transfer, which supplemental agreement shall specify, among other things, the amount of such transferee's Capital Commitment and Net Adjusted Capital Contributions as of the date of such transfer, and the method of allocations of distributions to Class A Members under Section 6.01.
      ------------

          (B)  (a)  Subject to Section 10.01(B)(b), a Non-Managing Member may
                               -------------------
Transfer its Interest in the Company, in whole or in part, by an executed and acknowledged written instrument only if all of the following conditions are satisfied:

               (1) the transferor and Proposed Transferee file a Notice of Transfer with the Managing Member which contains the information reasonably required by the Managing Member, including (a) the address and social security or taxpayer identification number of the Proposed Transferee, (b) the circumstances under which the proposed Transfer is to be made, including whether the proposed Transfer would constitute a disregarded transfer for purposes of Treasury Regulation Section 1.7704-1(e), and that the proposed
                              -------------------
Transfer is  not being  made
on an established securities market or a secondary market (or the substantial equivalent thereof) for purposes of Section 7704 of the Code, and (c) the
                                    ------------
Interests to be Transferred, and which Notice shall be signed and certified by the Non-Managing Member;

               (2)  any  reasonable  out-of-pocket   costs  incurred  by  the
          Company in connection with the Transfer are paid by the transferor Non-Managing Member to the Company;

               (3) the Interest being transferred represents an initial Capital Commitment of at least Five Million Dollars ($5,000,000);

               (4) PWRES and/or its Affiliates, including for purposes hereof Stratum Realty Fund, L.P. and Stratum Realty Fund II, L.P. (to be formed), shall retain not less than (i) 25% beneficial ownership of all Class A Member Interests and (ii) decision-making and voting control (including the right to appoint members of the Advisory Committee pursuant to Section 16.01) and capital
                                         -------------
          obligations with respect to all Class A Member Interests;

               (5) in addition to PWRES and/or its Affiliates, including for purposes hereof Stratum Realty Fund, L.P. and Stratum Realty Fund II, L.P. (to be formed), there shall be no more than ten (10) other Class A Members at any time, and there shall be no more than twelve
          (12) Class A Members at any time in the aggregate;

               (6) the Proposed Transferee shall be neither a direct Reckson Competitor nor a direct Reckson Services Competitor; provided,
                                                               --------
however, that a Non-Managing Member may Transfer its Interest in the Company
-------
to a Proposed

          Transferee that is a pooled investment fund or financial institution, notwithstanding the fact that such pooled investment fund or financial institution is or has invested in a Reckson Competitor or a Reckson Services Competitor, so long as, to the best knowledge of such Non-Managing Member, such pooled investment fund or financial institution is not acquiring such Interest in the Company for purposes which are or may reasonably be expected to be detrimental or adverse to the Company.

The Managing  Member shall have the right, with  respect to not more than two
(2) proposed transfers, to object, by Notice to the transferring Non-Managing Member within 10 Business Days after the Managing Member's receipt of the Notice of Transfer with respect to such proposed transfer pursuant to clause
(1) above, to a proposed transfer of a Non-Managing Member Interest in the Company on the grounds that, in the reasonable determination of the Managing Member, the Proposed Transferee is a Reckson Competitor, a Reckson Services Competitor or a Company Competitor, or that such Proposed Transferee is acquiring such Interest in the Company for purposes which are or may reasonably be expected to be detrimental or adverse to Reckson, Reckson Services or the Company. In the event that the Managing Member gives such Notice of objection to a proposed transfer as provided in the preceding sentence, then the transferring Non-Managing Member may nonetheless transfer its Interest as described in the applicable Notice of Transfer to such Proposed Transferee; however, (x) the Managing Member shall not be obligated
(A) to permit such Proposed Transferee to have a representative on the Advisory Committee, nor (B) to provide such Proposed Transferee with any confidential information (including without limitation all non-public financial information) regarding the Company or any of its Investments, and
(y) no other Member shall provide to such Proposed Transferee any such confidential information (including without limitation all non-public financial information) regarding the Company or any of its Investments.

               (b) (i) Prior to any Transfer by a Class A Member of its Interest to any Proposed Transferee (other than a Transfer by PWRES of its Interest, in whole or in part, to any of its Affiliates, including for purposes hereof Stratum Realty Fund, L.P. and Stratum Realty Fund II, L.P. (to be formed)), such Class A Member shall offer the Company all of its Interest proposed to be Transferred. Each such offer shall (1) be in writing; (2) be at a price and upon terms identical or more favorable to the Company than the price at and terms upon which such Class A Member desires to Transfer its Interest to such Proposed Transferee; and (3) specify the price and terms of the proposed Transfer to such Proposed Transferee.

                    (ii) The Company shall have thirty (30) Business Days from its receipt of the offer made pursuant to clause (i) above within which it may, pursuant to Notice to such Class A Member, accept such offer. Transfer of the Class A Member's Interest to the Company shall occur within sixty (60) days of the Company's acceptance of such offer. If the Company does not accept such Class A Member's offer in accordance with the terms of this Section 10.01(B)(b)(ii), the Class A Member may thereafter Transfer such
     -----------------------
Interest to the Proposed Transferee, at a price producing a yield to the purchaser (assuming a 16% per annum return on the Class A Member's Interest under the terms of this Agreement) not greater than fifty basis points (i.e., 0.50 % per annum) greater than the yield that would have been so produced on the price specified in the offer described in
Section 10.01(B)(b)(i); provided, however, that such Transfer shall occur
----------------------  --------  -------
during the period of one-hundred and eighty (180) days following the last day upon which the Company could have accepted such offer.

          (C)  Upon satisfaction of the conditions set forth in Section
                                                                -------
10.01(B), any such Transfer shall be recognized by the Company as being
--------
effective on the first day of the calendar month following either receipt by the Company of such Notice of the proposed Transfer or the satisfaction of said conditions, whichever occurs later.

          (D) If a Proposed Transferee of a Non-Managing Member does not become a Substitute Non-Managing Member pursuant to Section 10.02, such
                                                    -------------
Proposed Transferee shall become a mere assignee and shall not have any non-economic rights of a Non-Managing Member of the Company, including, without limitation, the right to require any information on account of the Company's business, inspect the Company's books or vote on the Company matters.

          (E) The Managing Member and the Company shall cooperate reasonably and in good faith in connection with any proposed Transfer by a Class A Member of its Interest. Such cooperation shall include, without limitation, affording such Class A Member and/or any Proposed Transferee of all or part of its Interest access to Investment sites, on reasonable prior notice and with reasonable frequency, and to all agreements, documents, studies, reports or other materials in the possession of the Company or the Managing Member relating to the Company and/or its Investments. Any reasonable, third-party costs and expenses incurred by the Managing Member or the Company in connection with such cooperation shall be paid by such Class A Member.

          10.02.    Substitute Non-Managing Member. A Proposed Transferee of
                    ------------------------------
the whole or any portion of an Interest in the Company pursuant to Section
                                                                   -------
10.01 shall have the right to become a Substitute Non-Managing Member in
-----
place of its transferor only if all of the following conditions are satisfied:

          (A) the fully executed and acknowledged written instrument of Transfer has been filed with the Company;

          (B) the Proposed Transferee executes, adopts and acknowledges this Agreement;

          (C) any reasonable costs of Transfer incurred by the Company are paid to the Company; and

          (D)  to the extent required pursuant to Section 10.01(A)(4), the
                                                  -------------------
Managing Member shall have Consented to the Transfer.

          10.03.    Involuntary Withdrawal by Non-Managing Members.
                    ----------------------------------------------

          (A) If an individual Non-Managing Member does not, by written instrument, designate a Person to become a transferee of his Interest upon his death, then his personal representative shall have all of the rights of a Non-Managing Member for the purpose of settling or managing his estate, and such power as the decedent possessed to Transfer his Interest in the Company to a transferee and to join with such transferee in making application to substitute such transferee as a Substitute Non-Managing Member.

          (B) Upon the Bankruptcy, dissolution or other cessation of existence of a Non-Managing Member which is a trust, corporation, partnership or other entity, the authorized representative of such entity shall have all the rights of a Non-Managing Member for the purpose of effecting the orderly winding up and disposition of the business of such entity and such power as such entity possessed to designate a successor as a transferee of its Interest and to join with such transferee in making application to substitute such transferee as a Substitute Non-Managing Member.

          (C)  The  death,  Bankruptcy,  dissolution,  disability  or   legal
incapacity of a Non-Managing Member shall not dissolve or terminate the Company.

          10.04.    Transfers by Class B Members.  A Class B Member may
                    ----------------------------
Transfer its Interest in the Company, in whole or in part, only with the Consent of a majority of the Percentage Interests of the Class A Members. Notwithstanding the foregoing, a Class B Member may Transfer its Interest to an Affiliate of Reckson and without the Consent of the Managing Member or the Class A Members.


                                  ARTICLE XI

                 DISSOLUTION AND LIQUIDATION; RECONSTITUTION
                -------------------------------------------

          11.01.    Dissolution.  The Company shall be dissolved upon the
                    -----------
first to occur of any one of the following:

          (A) an election to dissolve the Company is made by the Managing Member with the Consent of a majority of the Percentage Interests of the Class A Members;

          (B) after the end of the Investment Period, the reduction to cash or Marketable Securities of all or substantially all of the Investments (which Investments shall include purchase money security interests) of the Company;

          (C)  subject to the provisions of Article VIII and Section 11.03,
                                            ------------     -------------
the Bankruptcy, dissolution, removal or other withdrawal of the Managing Member or the sale, transfer or assignment by the Managing Member of its Interest in the Company;

          (D) upon the seventh anniversary of the date of this Agreement, unless extended by the Managing Member in its reasonable discretion for up to two additional one-year periods with the Consent of the majority in Interest of the Non-Managing Members;

          (E)  as provided in Section 7.08(B) or 7.09(B) hereof;
                              ---------------    -------

          (F) the failure of the Company to pay the Class A Basic Return in full for each of 24 consecutive calendar months or for each of 27 calendar months in the aggregate at any time (provided, however, that (a) for
                                      ---------  -------
purposes of determining whether such 27-month test has been satisfied, any month in respect of which the Class A Basic Return shall have later been paid in full in accordance with the terms hereof shall not be considered; and (b) for purposes of determining whether either such 24-month or such 27-month test has been satisfied, (i)the initial 24 months following the date of this Agreement shall not be considered; and (ii) with respect to the Election Period for any Investment, the Adjustment Amounts for such Investment, shall not be considered provided that the Managing Member, may at any time within
                  --------
such Election Period and  upon prior Notice to the  Class A Member, elect  to
include  the  Adjustment  Amounts   for  such  Investment  for  purposes   of
determining whether such 24-month or 27-month test has been satisfied and provided, further, that if the Managing Member so elects to include the
--------  -------
Adjustment Amounts for such purposes, it may not subsequently elect to exclude the Adjustment Amounts for such purposes); or

          (G) any other event causing dissolution of the Company under the Act.

          11.02.    Liquidation.
                    -----------

          (A) Upon dissolution of the Company, the Liquidator shall wind up the affairs of the Company as expeditiously as business circumstances allow and proceed within a reasonable period of time to sell or otherwise liquidate the assets of the Company and, after paying or making due provision by the setting up of reserves for all liabilities to creditors of the Company, distribute the assets among the Members in accordance with the provisions for the making of Distributions set forth in this Article XI. Notwithstanding the
                                              ----------
foregoing, in the event that the Liquidator shall, in its absolute discretion, determine that a sale or other disposition of part or all of the Investments would cause undue loss to the Members or otherwise be impractical, the Liquidator may either defer liquidation of any such Investments and withhold distributions relating thereto for a reasonable time, or distribute part or all of such Investments to the Members in kind (utilizing the principles of Section 6.04 and the valuation procedures
                             ------------
described herein).

          (B) No Member shall be liable for the return of the Capital Contributions of other Members, provided that this provision shall not relieve any Member of any other duty or liability it may have under this Agreement.

          (C) Upon liquidation of the Company, all of the assets of the Company, or the proceeds therefrom, shall be distributed or used as follows and in the following order of priority:

               (i) for the payment of the debts and liabilities of the Company and the expenses of liquidation;

               (ii) to the setting up of any reserves which the Liquidator may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company; and

               (iii) to the Members in accordance with Section 6.01(B)
                                                       ---------------
hereof.

          (D) When the Liquidator has complied with the foregoing liquidation plan, the Members shall execute, acknowledge and cause to be filed an instrument evidencing the cancellation of the certificate of formation of the Company, at which time the Company shall be terminated.

          11.03.    Continuation of the Company. Notwithstanding the
                    ---------------------------
provisions of Section 11.01(C), the occurrence of an event of withdrawal of
              ----------------
a Managing Member shall not cause a dissolution of the Company if the Company, in such circumstance, is continued pursuant to the provisions of
Article VIII hereof or if, within ninety (90) days after the withdrawal, a
------------
majority of the Percentage Interests of the Non-Managing Members admit a successor Managing Member to the Company (effective as of the date of the withdrawal of the prior Managing Member), in which case the business of the Company shall be continued without dissolution.

          11.04.    Release.  On the earlier of (i) the Termination Date or
                    -------
(ii) the dissolution of the Company pursuant to this Article XI, the Company shall execute and deliver to the Class A Member a release (in form and substance reasonably acceptable to the Class A Member) pursuant to which the Company shall forever release, discharge and forgive the Class A Member and any of its predecessors, parents, subsidiaries, affiliates, and each of its present and former directors, officers, employees, general partners, successors, agents, accountants, advisors, consultants, assigns and all others on its behalf liable (the "CLASS A MEMBER'S RELEASED PERSONS"), for and from any and all liabilities, actions, suits, claims, demands, damages, injuries and causes of action of whatever kind and nature (including any claims for attorneys' fees), whether known or unknown, whether contingent, liquidated or otherwise, whether accrued or to accrue, whether asserted by way of claim, counterclaim, cross-claim, third party action, action for indemnity, contribution or breach of contract or otherwise that the Company has or may have against any or all of the Class A Member's Released Persons that arose prior to the Termination Date or the dissolution of the Company, as the case may be, or that may arise subsequent thereto.


                                 ARTICLE XII

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------
                                OF THE MEMBERS
                                --------------

          12.01.    Representations and Warranties of the Non-Managing
                    --------------------------------------------------
Members.  Each Non-Managing Member is fully aware that the Company and the
-------
Managing Member are relying upon  the exemption from registration provided by
Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES
------------
ACT"), and the exemption provided by Section 3(c)(1) of the Investment
                                     ---------------
Company Act of 1940, as amended, and upon the truth and accuracy of the following representations by each of the Non-Managing Members. Each of the Non-Managing Members hereby represents and warrants that (i) it has been given the opportunity to ask the Managing Member questions relating to the Company and has had access to such financial and other information concerning the Company as it has considered necessary to make a decision to invest in the Company and has availed itself of that opportunity to the full extent desired; (ii) it is able (x) to bear the economic risk of its investment in the Company, and (y) to afford a full loss of its Capital Commitment; and
(iii) if any portion of its Capital Contributions consist, or will consist, of assets of an employee benefit plan as defined in Section 3(3) of ERISA,
                                                    ------------
whether or not such plan  is subject to Title I of ERISA or a plan subject to
Section 4975 of the Code, determined after giving effect to applicable
------------
regulations, rulings, and exemptions thereunder, it has so notified the Managing Member in writing.

          12.02.    Representations and Warranties of the Managing Member.
                    -----------------------------------------------------
The Managing Member represents, warrants and covenants to each other Member that:

          (A) The Company is a duly formed and validly existing limited liability company under the laws of the State of Delaware with full power and authority to conduct its business as contemplated in this Agreement.

          (B) The Managing Member is a duly formed and validly existing limited liability company under the laws of the State of Delaware, with full power and authority to perform its obligations herein.

          (C) All action required to be taken by the Managing Member and The Company as a condition to the issuance and sale of the Non-Managing Member Interests being purchased by the Non-Managing Members has been taken; the Interest of each Non-Managing Member represents a duly and validly issued membership interest in the Company; and each Non-Managing Member is entitled to all the benefits of a Non-Managing Member under this Agreement and the Act.

          (D) This Agreement has been duly authorized, executed and delivered by the Managing Member and, upon due authorization, execution and delivery by each Non-Managing
Member, will constitute the valid and legally binding agreement of the Managing Member enforceable in accordance with its terms against the Managing Member.

          (E) The Managing Member has not engaged any Person in such a manner as to give rise to a valid claim against the Company or any Non-Managing Member for any placement fee or similar compensation in connection with the organization of the Company.

          (F) The Company is not required to register as an investment company under the Investment Company Act of 1940, as amended as of the date hereof.

          (G) So long as RSVP Holdings, LLC is the Managing Member, the existing Managing Member Members shall not Transfer their interests in the Managing Member without the Consent of a majority of the Percentage Interests of the Class A Members (except to another existing Managing Member Member or an Affiliate of an existing Managing Member Member).


                                 ARTICLE XIII

                           ACCOUNTING AND REPORTS
                          -----------------------

          13.01.    Books and Records. The Managing Member shall maintain at
                    -----------------
such office it deems appropriate full and accurate books of the Company (which at all times shall remain the property of the Company), in the name of the Company and separate and apart from the books of the Managing Member and its Affiliates, showing all receipts and expenditures, assets and liabilities, profits and losses, and all other books, records and information required by the Act or necessary for recording the Company's business and affairs. The Company's books and records shall be maintained in accordance with generally accepted accounting principles (or such other accounting basis reasonably acceptable to the Class A Member). The Company shall initially retain Ernst & Young LLP as its independent certified public accountant.

          Each Non-Managing Member shall be afforded full and complete access, as provided by the Act, to all records and books of account during reasonable business hours or such other times as required by legislative authority and, at such hours, shall have the right of inspection and copying of such records and books of account, at its expense. Each Non-Managing Member shall have the right to audit such records and books of account by an accountant of its choice at its expense. The Managing Member shall reasonably cooperate with any Non-Managing Member or its agents in connection with any review or audit of the Company or its records and books. The Managing Member shall retain all records and books relating to the Company for a period of at least six years after the termination of the Company and shall thereafter destroy such records and books only after giving at least 30 days' advance written Notice to the Non-Managing Members.

          13.02.    Tax Matters Member. The Managing Member is hereby
                    ------------------
designated the tax matters partner (in this Section called the "TMP") as defined in Section 6231(a)(7) of
           ------------------

the Code with respect to operations conducted by the Members pursuant to this Agreement. The TMP shall comply with the requirements of Sections 6221
                                                         -------------
through 6232 of the Code and regulations promulgated thereunder, and the
        ----
Members further agree as follows:

          (A) The TMP shall have a continuing obligation to provide the Internal Revenue Service with sufficient information so that proper notice can be mailed to all Members as provided in Section 6223 of the Code, and the
                                            ------------
Members shall have a continuing obligation to furnish the TMP with such information (including information specified in Section 6230(e) of the Code)
                                                ---------------
as the TMP may reasonably request for such purposes.

          (B) The TMP shall keep each Member informed of all administrative and/or judicial proceedings for the adjustment of partnership items (as defined in Section 6231(a)(3) of the Code and regulations promulgated
           ------------------
thereunder) at the Company level. Without limiting the generality of the foregoing sentence, within 15 days of receiving any written or oral notice of the time and place of a meeting or other proceeding from the Internal Revenue Service regarding a Company proceeding (and in any event, within a reasonable time prior to such meeting or proceeding), the TMP shall furnish a copy of such written communication or notice, or inform the Members in writing of the substance of any such oral communication.

          (C)  If any administrative proceeding contemplated under Section
                                                                   -------
6223 of the Code has begun, the Members shall, upon request by the TMP,
----
notify the TMP of their treatment of any Company item on their federal income tax return which is or may be inconsistent with the treatment of that item on the Company's return.

          (D) Any Member who enters into a settlement agreement with the Internal Revenue Service with respect to Company items shall notify the other Members of such settlement agreement and its terms within 30 days after the date of such settlement.

          (E) If the TMP elects not to file suit concerning an administrative adjustment or request for administrative adjustment and another Member elects to file such a suit, such other Member shall notify all Members of such intention and the forum or forums in which such suit shall be filed.

          (F) The TMP shall be authorized to extend the statute of limitations, file a request for administrative adjustment, file suit concerning any tax refund or deficiency relating to any Company administrative adjustment or enter into any settlement agreement relating to any Company item of income, gain, loss, deduction or credit for any Fiscal Year of the Company, provided that the TMP shall promptly send Notice to the Non-Managing Members upon taking any of the foregoing actions.

          (G) The obligations imposed on the TMP and the participation rights afforded the Non-Managing Members under this Section 13.02 and
                                                    -------------
Sections 6221 through 6232 of the Code may not be restricted or limited in
-------------         ----
any fashion by the TMP or any Member or Members without the Consent of all the Members.

          (H) The Company shall indemnify and reimburse the TMP for all expenses, including legal and accounting fees, claims, liabilities, losses and damages incurred in connection with any administrative or judicial proceeding with respect to the tax liability of the Members or in connection with any audit of the Company's income tax returns, except to the extent such expenses, claims, liabilities, losses and damages are attributable to the bad faith or wilful misconduct of the TMP. The payment of all such expenses to which the indemnification applies shall be made before any distributions pursuant to Section 6.02. Neither the Managing Member, nor any of its
            ------------
Affiliates, nor any other Person shall have any obligation to provide funds for such purpose. The taking of any action and the incurring of any expense by the TMP in connection with any such proceeding, except to the extent required by law, is a matter in the reasonable discretion of the TMP and the provisions on limitations of liability of the Managing Member and indemnification set forth in Section 7.05 of this Agreement shall be fully
                             ------------
applicable to the TMP in its capacity as such.

          13.03.    Reports to Members.
                    ------------------

          (A) The Managing Member shall use reasonable efforts to cause to be prepared and furnished to each Non-Managing Member within ninety (90) days, and the Managing Member shall in any event cause to be prepared and furnished to each Non-Managing Member within one-hundred and twenty (120) days, after the close of each Fiscal Year of the Company and at the Company's expense the following information with respect to such Fiscal Year (provided,
                                                                    --------
however, that with respect to the information required to be delivered
-------
pursuant to clause (a) below, the Managing Member shall use reasonable efforts to cause the preparation and furnishing of such information within one-hundred and twenty (120) days, but in no event longer than the statutory filing requirements, including extensions):

               (a) the information necessary for the preparation by such Non-Managing Member of its Federal, state and other income tax returns;

               (b)  an  audited  consolidated   balance  sheet,  consolidated
          statement of cash flows, consolidated income statement (with reconciliation to cash) and statement of Members' Capital Accounts and an unaudited consolidating balance sheet, consolidating statement of cash flows and consolidating income statement (with reconciliation to cash) with respect to all of the Company's Investments and related Investment Entities, all of which shall be prepared in accordance with generally accepted accounting principles (or such other accounting basis as shall be reasonably acceptable to the Class A Members);

               (c)  a copy of management's letter to the auditors;

               (d) to the extent available, any accounting audits and accounting firm reports with respect to any Investment; and

               (e) such other information as the Managing Member deems reasonably necessary for the Non-Managing Members to be advised of the current status of the Company and its business.

          (B) No later than sixty (60) days after the last day of each fiscal quarter other than the Company's last fiscal quarter, the Managing Member shall cause to be prepared and furnished to each Non-Managing Member an unaudited report prepared in accordance with generally accepted accounting principles (or such other accounting basis as shall be reasonably acceptable to the Class A Member), accompanied by a certificate of the senior officer of the Company responsible for the preparation of the Company's financial statements certifying that such financial statements fairly present in all material respects (subject to exceptions to specific line items in such reports as shall be specified in reasonably sufficient detail by such senior officer), which report shall include for such fiscal quarter and year-to-date the following information:

               (a)  a consolidated  balance sheet, consolidated  statement of cash flows and consolidated income statement (with reconciliation to cash) and a consolidating balance sheet, consolidating statement of cash flows and consolidating income statement (with reconciliation to cash);

               (b)  a statement of operations;

               (c)  a  statement   as  to  the  then  Deemed  Value  of  each
          Investment and all secured debt and other liabilities accrued with respect to each Investment or otherwise payable by the Company;

               (d) a statement showing the computation of fees and distributions to the Managing Member and its Affiliates which statement shall separately reflect each transaction with or service provided by the Managing Member and its Affiliates, the amount paid with respect thereto, and the method or formula used for calculating such payment;

               (e)  a statement of each Member's Capital Account; and

               (f) a Member's Capital Account transactions report which shows the details of all Company transactions which flow through a Member's Capital Account and have occurred since the end of the preceding quarter and preceding Fiscal Year, including, but not limited to, the date, nature, and amount of all capital calls, cash flows and/or capital distributions, and their effects at the time on each Member's Cumulative Priority Return and overall yield on Investments.

               (g) to the extent available, any accounting audits and accounting firm reports with respect to an Investment.

          (C) No later than one-hundred and twenty (120) days after the end of each Fiscal Year, the Managing Member shall provide each Non-Managing Member with:

               (a) a statement reflecting any transactions with the Managing Member or any of its Affiliates with respect to the Company; and

               (b) a summary of any material regulatory or material legal proceedings, if any, against the Managing Member or any of its officers or directors.

          (D) The Managing Member shall cause to be prepared and furnished to each Non-Managing Member a statement describing any monetary or material non-monetary uncured event of default under any loans to which the Company or any Investment Entity is subject, within three (3) days after the Managing Member has knowledge thereof.

          (E) The Managing Member shall provide such other reports or information as any Non-Managing Member may reasonably request relating to the Managing Member's reasonable projections as to the Company's unrelated business taxable income.

          (F) Managing Member shall cause to be prepared and furnished to PWRES Notice of any uncured default under any of the terms, covenants or conditions of this Agreement (including any of the terms, covenants or conditions that, by their terms, impose obligations with respect to any Investment Entity or its Related Properties, whether or not such obligations are within the control of Managing Member), within two (2) days after Managing Member has knowledge thereof.

          (G) Managing Member shall provide to PWRES copies of such reports, statements, materials, documents, instruments, opinions, certificates or information required to be provided to Managing Member by or on behalf of any Investment Entity pursuant to the terms hereof. Managing Member shall further provide to PWRES such other reports, statements, materials, documents, instruments, opinions, certificates or information relating to any Investment Entity or its Related Properties as PWRES may reasonably request.

          13.04.    Company Funds. The Managing Member shall have fiduciary
                    -------------
responsibility for the safekeeping and use of all funds and assets of the Company and the Managing Member shall not employ such funds in any manner except for the benefit of the Company. All funds of the Company not otherwise invested shall be deposited in one or more accounts maintained in such banking institutions, as the Managing Member shall determine in the name of the Company and not in the name of the Managing Member. All withdrawals from the Company's accounts shall be made upon checks or instructions signed by the Managing Member. Company funds shall not be commingled with the funds of any other Person nor shall such funds be employed by the Managing Member as compensating balances other than in respect of Company borrowing.



                                 ARTICLE XIV

                                 (Reserved.)


                                  ARTICLE XV

                           AMENDMENTS AND MEETINGS
                          -----------------------

          15.01.    Amendment Procedure. The amendment procedure is as
                    -------------------
follows:

          (A) Amendments to this Agreement may be proposed by the Managing Member or by 25% of the Percentage Interests of the Non-Managing Members.

          (B) A proposed amendment will be adopted and effective only if it receives the Consent of the Managing Member and the Consent of a majority of the Percentage Interests of the Non-Managing Members.

          (C) In addition to any amendments otherwise authorized herein, and notwithstanding anything to the contrary in Sections 15.01 and the
                                            --------------
appropriate portion of Section 15.02(B), the Managing Member, without the
                       ----------------
consent of any of the Non-Managing Members, may amend the provisions of this Agreement relating to the allocations of Profits or Losses or items thereof (including, without limitation, non-taxable receipts or non-deductible expenditures) or credits among the Members if the Company is advised at any time by the Company's independent certified public accountants or legal counsel that in their opinion it is likely that such allocations would not be respected for Federal income tax purposes or if necessary so as to cause the Capital Accounts of the Members at the time of liquidation of the Company to be in proportion to the amounts which would be distributed if liquidating proceeds available to be distributed to Members were distributed in accordance with Section 6.01 rather than Section 11.02(C); provided, however,
                ------------             ----------------  --------  -------
that   no  such  amendments  shall  affect  the  Capital  Contribution,  cash distribution or fee provisions of this Agreement and provided further that the Managing Member is empowered to amend such provisions only to the extent it is necessary to give such provisions a basis on which such allocations would in the opinion of such accountants or legal counsel likely be respected in accordance with the advice of such accountants or legal counsel, so that any such amendment will have the least possible effect on such provisions set forth in this Agreement. Any such amendment made by the Managing Member in reliance upon the advice of the accountants or legal counsel described above shall be deemed to be made in compliance with the fiduciary obligation of the Managing Member to the Company and the Non-Managing Members, and no such amendment shall give rise to any claim or cause of action by any Non-Managing Member.

          (D) Except to the extent already delivered pursuant to clause (B) of this Section 15.01, the Managing Member shall furnish each Non-Managing
        -------------
Member with a copy of each amendment to this Agreement promptly after its adoption.

          15.02.    Exceptions.  Notwithstanding the provisions of Section
                    ----------
15.01, no Amendment without the Consent of all Members shall:

          (A)  alter the purposes of the Company or amend Sections 3.03(a)(A)
                                                          -------------------
or 15.01 hereof;
   -----

          (B) increase the liability or change the Capital Contributions required by a Member, or change, except to the extent permitted pursuant to
Section 15.01(C) hereof, the rights and interests of a Member in the Profits,
----------------
Losses, fees or Net Investment Revenues of the Company, the voting rights of a Member or the rights of a Member respecting reconstitution or liquidation of The Company;

          (C) directly or indirectly affect or jeopardize the status of the Company as a partnership for Federal income tax purposes; or

          (D)  amend this Section 15.02 or Section 7.05 hereof.
                          -------------    ------------

          15.03.    Meetings and Voting.
                    -------------------

          (A) Meetings of Members may be called by the Managing Member for any purpose permitted by this Agreement. The Managing Member shall give all Members Notice of the purpose of such proposed meeting not less than 15 nor more than 60 days before the meeting. Meetings shall be held in New York County, New York at a time reasonably selected by the Managing Member.

          (B) The Managing Member may solicit required Consents of the Non-Managing Members under this Agreement at a meeting held pursuant to Section
                                                                    -------
15.03(A) or by written ballot. If Consents are solicited by written ballot,
--------
the Non-Managing Members shall return said ballots to the Managing Member within 30 days after receipt.

          (C) For any matter on which the Non-Managing Members vote, in determining whether the requisite Percentage Interests of the Non-Managing Members has been obtained, the Percentage Interests of any Non-Managing Members who are Affiliates of the Managing Member shall not be included.


                                 ARTICLE XVI

                             ADVISORY COMMITTEE
                             ------------------

          16.01.    Selection of the Advisory Committee.
                    -----------------------------------

          (A) The Managing Member shall select an "ADVISORY COMMITTEE" which shall be a committee consisting of (i) two representatives designated by the Managing Member, (ii) any non-voting members appointed by the Managing Member and (iii) representatives of Class A Members selected pursuant to the next two sentences. PWRES may, to the extent it holds an Interest, designate to the Advisory Committee a representative selected by PWRES. Subject to the Consent of the Managing Member, which Consent shall not be unreasonably withheld, each Class A Member, other than PWRES, who has made a Capital Commitment of at least $50 million may designate to the Advisory Committee a representative selected by such Class A Member; provided, however, that the
                                                --------  -------
Class A Members,  in the aggregate, shall  be entitled to no more  than three
(3) seats on the Advisory Committee, provided that if in the event such three
(3) seats are occupied and in connection with the sale by any Class A Member of an Interest in the Company of at least $50 million, the Proposed Transferee so requests, such Proposed Transferee, subject to the reasonable Consent of the Managing Member, shall be given a seat on the Advisory
Committee. In addition, the Managing Member, in its sole discretion, may select representatives of Class A Members to sit on the Advisory Committee. There shall be at least one representative of the Class A Member on the Advisory Committee at all times.

          (B) Any member of the Advisory Committee may resign by giving the Managing Member thirty (30) days' prior written notice. Additionally, the Managing Member may, except as provided below, remove and replace members of the Advisory Committee from time to time. Notwithstanding the foregoing, a representative designated by a Class A Member shall not be removed without the consent of the Class A Member. Any vacancy in the Advisory Committee shall be promptly filled by the Managing Member in accordance with Section
                                                                   -------
16.01(A).
--------

          (C) The members of the Advisory Committee shall not receive any compensation in connection with their membership on the Advisory Committee; provided, however, that the members of the Advisory Committee shall be
--------  -------
reimbursed for the reasonable out-of-pocket expenses they incur in connection with the activities of the Advisory Committee.

          16.02.    Meetings of and Action by the Advisory Committee.
                    ------------------------------------------------

          (A) The Advisory Committee shall meet from time to time with the Managing Member to consult on various matters, including investment strategy, financing strategy, disposition strategy, third-party relationships, related party transactions, asset valuation and reporting format and frequency of reports.

          (B) The presence of a majority of the members of the Advisory Committee shall constitute a quorum. Members may participate by conference call provided that all parties can hear and speak with each other. Except as provided herein, in all instances where an approval is required by the Advisory Committee, the Advisory Committee shall act by affirmative vote of a majority of its members, which affirmative vote shall include the affirmative vote of a majority of the members of the Advisory Committee appointed by Class A Members. Except where approval of the Advisory Committee is required, the recommendations of the Advisory Committee shall be advisory only and shall not obligate the Managing Member to act in accordance therewith. The Managing Member or its designated representative shall be entitled to be present at all meetings of the Advisory Committee although the Managing Member shall not be entitled to vote on matters requiring the vote of the Advisory Committee.

          (C) The Advisory Committee shall have the following powers and duties:

                    (i) The Advisory Committee shall, with respect to any transactions that are not on market and arms-length terms, promptly review and approve or disapprove in advance any transactions between the Company and the Managing Member or its respective Affiliates as provided in Sections 3.03(a)(G)
                                                        -------------------
and 7.04(B)(i); provided, however, that the Advisory Committee shall not have
    ----------  --------  -------
the right to approve a Reckson Investment Opportunity;

                    (ii)  Pursuant to Section 8.02, the approval of the
                                      ------------
Advisory Committee shall be required prior to certain Transfers by the Managing Member of its Interest, which approval shall not be unreasonably withheld; and

                    (iii) The Advisory Committee shall have the right to select an Expert in connection with the matters contemplated by Section 8.03.
                  ------------

          (D) To the extent such information has not previously been delivered to the Advisory Committee, then no later than thirty (30) days after each occurrence thereof, the Managing Member shall provide the Advisory Committee with:

               (a) a statement reflecting any transactions with the Managing Member or any of its Affiliates with respect to the Company; and

               (b) a summary of any regulatory or legal proceedings against the Managing Member or any of its officers or directors.

          (E) To the extent that the Company desires to pursue the acquisition of an Investment, the Managing Member shall prepare and deliver to the Advisory Committee an acquisition plan (an "ACQUISITION PLAN"). Managing Member shall exercise its good faith efforts to prepare and deliver to the Advisory Committee such Acquisition Plan within ten (10) days prior to such acquisition, provided, however, that in no event shall such
                  --------  -------
Acquisition Plan be prepared and delivered to the Advisory Committee later than five (5) days prior to such acquisition. Any proposed Acquisition Plan shall, to the extent applicable, include the following information:

               (a) a description in reasonable detail of the Investment, the related Investment Entity and its Related Properties, if any, and any proposed improvements to any of such Related Properties (the "PROJECT");

               (b)   whether  the  Investment   Entity  will  be   a  limited
          partnership,  limited  liability  company,   corporation  or  other
          entity;

               (c) the identity of any third party partners, if any, in the Investment Entity and the proposed form of Investment Entity limited partnership agreement or limited liability company agreement to be entered into with such third party partner(s);

               (d) the estimated cost and timing of acquisition and estimated cost of construction of any then proposed improvements, including a description of the nature and amount of any fees which would be payable in connection with the acquisition of the Investment to a Member or an Affiliate of a Member;

               (e) a rent roll, if applicable, the major tenant(s) for the Project, and the proposed leasing strategy, if developed;

               (f) the terms and conditions of the financing contemplated for the Project.

               (g) the capital and guaranty requirements of the Company, all Members and their Affiliates;

               (h) the estimated initial cash on cash returns for such Investment;

               (i) the Platform to which such Investment pertains;

               (j) the Acquisition Cost of the Investment;

               (k) Notice as to whether the Managing Member elects to include the Adjustment Amounts for such Investment as of the acquisition date of such Investment for purposes of the Financial Tests (it being understood that if Managing Member elects not to so include such Adjustment Amounts as of such date, Managing Member may thereafter so elect as provided in clause (y) of the definition of "Sweep Event"); and

               (l) such other information with respect to such Investment as has been provided to Reckson Strategic's investment committee.

          16.03.    Advisory Committee Management Authority in Certain
                    --------------------------------------------------
Events.  As used herein, "MANAGEMENT AUTHORITY" of the Advisory Committee
------
shall mean that the Company shall make no new Investment, nor shall the Company sell, transfer, finance, refinance, contribute additional capital to, or otherwise dispose of or recapitalize any existing
Investment, or Consent to any of the foregoing, nor shall the Company make any changes to its distribution policies or the distribution policies of the Investments or consent to any changes in the distribution policies of the Investments without the affirmative vote of a majority of the Advisory Committee, which affirmative vote must include the affirmative vote of the Class A Members on the Advisory Committee. Management Authority shall occur upon any of the following events:

          (A) If the Class A Basic Return shall not be paid in full for each of 12 consecutive calendar months or for each of 15 calendar months in the aggregate at any time, then, subject to Section 6.05 hereof, the Advisory
                                            ------------
Committee shall have Management Authority until the earlier of (i) such time as all prior accrued but unpaid Class A Basic return shall have been paid in full, not less than 75% from cash flows from operations of the Investments, or (ii) such date as all prior accrued but unpaid Class A Basic Return shall have been paid in full, and the Class A Basic return shall have been paid in full for three consecutive months thereafter from cash flows from operations of the Investments; provided, however, that (a) for purposes of determining
                    --------  -------
whether such 15-month test has been satisfied, any month in respect of which the Class A Basic Return shall have later been paid in full in accordance with the terms hereof shall not be considered and (b) for purposes of determining whether either such 12-month or 15-month test has been satisfied,
(i) the initial 24 months following the date of this Agreement shall not be considered; and (iii) with respect to the Election Period for any Investment, the Adjustment Amounts for such Investment shall not be considered, provided that the Managing Member may, at any time within such Election Period and upon prior Notice to the Class A Member, elect to include the Adjustment Amounts for such Investment for purposes of determining whether such 12-month or 15-month test has been satisfied. If the Managing Member so elects to include the Adjustment Amounts for such purposes, it may not subsequently elect to exclude the Adjustment Amounts for such purposes.

          (B) Upon the occurrence of a Change of Control Event, the Advisory Committee shall immediately have Management Authority until the Company shall have been fully liquidated and dissolved.

          (C)  Subject to Section 3.01(B), in the event the Company makes an
                          ---------------
Investment outside the scope of the Investment Parameters and any Class A Member on the Advisory Committee shall have objected to such Investment on such grounds when such Investment shall have been proposed to the Advisory Committee, the Advisory Committee shall immediately have Management Authority until the Company shall have been fully liquidated and dissolved.

          (D)  In the  event  of a  breach of  the obligations  set forth  in
Section 7.09(A) hereof which breach is not cured pursuant to the terms of
---------------
Section 7.09(B), the Advisory Committee shall immediately have Management
---------------
Authority until the Company shall have been fully liquidated and dissolved.

          (E) In the event of a material breach of the obligations set forth in Section 7.11 and Section 7.12 hereof which continues for fifteen (15) days
   ------------     ------------
and which may result in a
Company Material Adverse Effect (or, if the default can be cured but is not capable of being cured within such fifteen (15) day period, such longer period of time as is necessary to cure such default provided that such cure is diligently pursued within and after such fifteen (15) day period) following Notice from PWRES, the Advisory Committee shall immediately have Management Authority with respect to all of the Investments of the Company until such default shall be fully cured.

          (F) In the event of a material breach of the obligations set forth in Section 7.11 and Section 7.12 hereof which continues for fifteen (15) days
   ------------     ------------
and which may result in a Platform Material Adverse Effect (or, if the default can be cured but is not capable of being cured within such fifteen
(15) day period, such longer period of time as is necessary to cure such default provided that such cure is diligently pursued during and after such fifteen (15) day period) following Notice from PWRES, the Advisory Committee shall immediately have Management Authority with respect to all of the Investments pertaining to the applicable Platform until such default shall be fully cured.


                                 ARTICLE XVII

                                MISCELLANEOUS
                                -------------

          17.01.    Title to Company Property. All property owned by the
                    -------------------------
Company, whether real or personal, tangible or intangible, shall be deemed to be owned by the Company as an entity, and no Member, individually, shall have any ownership of such property. The Company may hold any of its assets in its own name or in the name of a nominee, which nominee may be one or more individuals, corporations, partnerships, trusts, limited liability companies or other entities; provided, however, such nominee shall be at the direction
                   --------  -------
of the Company.

          17.02.    Validity. Each provision of this Agreement shall be
                    --------
considered separate and, if for any reason, any provision(s) which is not essential to the effectuation of the basic purposes of this Agreement is determined to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not impair the operation of or affect those provisions of this Agreement which are otherwise valid. To the extent legally permissible, the parties shall substitute for the invalid, illegal or unenforceable provision a provision with a substantially similar economic effect and intent.

          17.03.    Applicable Law. This Agreement, and the application or
                    --------------
interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of Delaware, excluding the conflict of laws provisions thereof.

          17.04.    Binding Agreement. This Agreement and all terms,
                    -----------------
provisions and conditions hereof shall be binding upon the parties hereto, and shall inure to the benefit of the parties hereto and, except as otherwise provided herein, to their respective heirs, executors, personal representatives, successors and lawful assigns.

          17.05.    Waiver of Action for Partition. Each of the parties
                    ------------------------------
hereto irrevocably waives during the term of the Company any right that it may have to maintain any action for partition with respect to any property of the Company.

          17.06.    Record of Non-Managing Members. The Managing Member shall
                    ------------------------------
maintain at the office of the Company a record showing the names and addresses of all the Non-Managing Members. All Members and their duly authorized representatives shall have the right to inspect such record.

          17.07.    Headings. All section headings in this Agreement are for
                    --------
convenience of reference only and are not intended to qualify the meaning of any section.

          17.08.    Terminology. All personal pronouns used in this
                    -----------
Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, the singular shall include the plural, and vice versa, as the context may require.

          17.09.    Counterparts. This Agreement may be executed in several
                    ------------
counterparts, and all so executed shall constitute one Agreement, binding on all of the parties hereto, notwithstanding that all the parties are not signatories to the original or the same counterpart.

          17.10.    Entire Agreement. This Agreement contains the entire
                    ----------------
understanding among the parties hereto and supersedes all prior written or oral agreements among them respecting the within subject matter, unless otherwise provided herein.

          17.11.    Disclaimer. The provisions of this Agreement are not
                    ----------
intended for the benefit of any creditor or other Person (other than a Member in such Member's capacity as such) to whom any debts, liabilities or obligations are owed by or who otherwise has any claim against the Company or any of the Members.

          17.12.    No Third Party Rights. This Agreement is intended solely
                    ---------------------
for the benefit of the parties hereto and, except as expressly provided to the contrary in this Agreement, is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto; provided, however, that Reckson shall be deemed to be a third-party
--------  -------
beneficiary of this Agreement for the purposes of Section 3.03(a)(H) and
                                                  ------------------
Section 3.03(a)(I) only.
------------------

          17.13.    Attorneys' Fees.  In the event of any litigation,
                    ---------------
arbitration or other dispute resolution proceedings between the parties hereto arising out of or relating to this Agreement or the transactions contemplated hereby, the party prevailing in such litigation, arbitration or proceeding shall be entitled to recover from the other party the reasonable attorneys' fees and disbursements incurred by such prevailing party in connection with such litigation, arbitration or proceeding.

          17.14.    Services to the Company. The parties hereto hereby
                    -----------------------
acknowledge and recognize that the Company has retained, and may in the future retain, the services of various persons, entities and professionals, including legal counsel, accountants, architects and engineers, for the purposes of representing and providing services to the Company in connection with the investigation, consummation and operation of the Investments or otherwise. The parties hereby acknowledge that such persons, entities and professionals may have in the past represented and performed and currently and in the future may represent or perform services for the Managing Member or its Affiliates or the initial Class A Member or its Affiliates. Accordingly, each party hereto Consents to the representation or provision of services by such persons, entities and professionals to The Company and waives any right to claim a conflict of interest based thereon. Nothing contained herein shall relieve the Managing Member of any duty or liability, including without limitation the duty to monitor and direct such persons, entities and professionals for the best interests of the Company. Further, this Section shall not apply where there is an actual or potential conflict between the Managing Member or any of its Affiliates and the Company or the initial Class A Members or any of its Affiliates and the Company.

          17.15.    Confidentiality. Each Non-Managing Member shall maintain
                    ---------------
the confidentiality of (i) "Non-Public Information," (ii) any information subject to a confidentiality agreement binding upon the Managing Member or the Company of which such Non-Managing Member has Written Notice and (iii) the identity of other Non-Managing Members and their Affiliates so long as such information has not become otherwise publicly available unless, after reasonable notice to the Company by the Non-Managing Member, otherwise compelled by court order or other legal process or in response to other governmentally imposed reporting or disclosure obligations including, without limitation, any act regarding the freedom of information to which it may be subject; provided that each Non-Managing Member may disclose Non-Public
         --------
Information to its Affiliates, officers, employees, agents, professional consultants and proposed Substitute Non-Managing Member upon notification to such Affiliate, officer, employee, agent, consultant or proposed Substitute Non-Managing Member that such disclosure is made in confidence and shall be kept in confidence. As used in this Section 17.14, "NON-PUBLIC INFORMATION"
                                    -------------
means information regarding the Company (including information regarding any Person in which the Company holds, or contemplates acquiring, any Investment) or the Managing Member received by such Non-Managing Member pursuant to this Agreement, but does not include information that (i) was publicly known at the time such Non-Managing Member receives such information pursuant to this Agreement, (ii) subsequently becomes publicly known through no act or omission by such Non-Managing Member or (iii) is communicated to such Non-Managing Member by a third party free of any obligation of confidence known to such Non-Managing Member. The Managing Member may not disclose the identities of the Non-Managing Members, except on a confidential basis to prospective and other Non-Managing Members in the Company. The Managing Member may, subject to Section 7.12(D), upon the execution of this Agreement
                       ---------------
and the closing of the acquisition of any Investment, disseminate a press release with respect thereto.

          17.16.    Member's Discretion.  Whenever pursuant to this
                    -------------------
Agreement, a Member exercises any right given to it to approve, disapprove, make a determination, exercise discretion or Consent, or any arrangement or term is to be satisfactory to such Member, the decision of such Member to approve, disapprove, make a determination, exercise discretion or Consent, or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as otherwise specifically herein) be in the sole and absolute discretion of such Member and shall be final and conclusive.

          17.17.    Modification, Waiver in Writing.  No modification,
                    -------------------------------
amendment, extension, discharge, termination or waiver of any provision of this Agreement, nor Consent to any departure by any Member therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or Consent shall be effective only in the specific instance, and for the purpose, for which given.

          17.18.    (Intentionally Omitted).

          17.19.    PWRES Right of First Offer.
                    --------------------------

          (a) PWRES shall have the exclusive right of first offer to act as lender, lead manager or lead underwriter for any debt transaction directly or indirectly involving the Company's assets, on the terms and conditions set forth in this Section 17.19(a). Prior to making any offers to or soliciting
              ----------------
any offers from any other Person to act as lender, lead manager or lead underwriter for any debt transaction directly or indirectly involving the Company's assets, the Managing Member shall give PWRES a Notice specifying all of the material business terms for such transaction, including the principal amount, term, interest rate, amortization, and fees and identifying all collateral for such debt. If PWRES notifies the Managing Member within six (6) Business Days that PWRES elects to act as lender, lead manager or lead underwriter for such transaction, on such terms, then thereafter PWRES and the Managing Member shall negotiate diligently and in good faith to consummate such transaction on such terms. If PWRES declines such offer to act as lender, lead manager or lead underwriter, the Company may engage another Person to act as lender, lead manager or lead underwriter for such debt transaction, so long as

     (i) the   commitment  and/or  structuring   fees  in  respect   of  such
     transaction are less than or equal to the commitment and/or structuring fees offered to PWRES;

     (ii) the interest rate spread in respect of such transaction does not exceed the interest rate spread offered to PWRES by more than

          (x) fifteen (15) basis points, in the case of floating rate financing or fixed rate financing with a term of less than ten years, or

          (y) in the case of fixed rate financing with a term of ten years or more, such difference as would result in a difference in net present value to the lender of more than (1/2)of one percent of the principal amount of the financing, such net present value to be calculated on the basis of the incremental difference in cash flows generated over the term of the financing due to the difference in interest rate from the rate offered to PWRES, such incremental cash flows to be discounted to present value at a discount rate equal to the rate which, when compounded monthly, is the equivalent to the yield calculated by the linear interpolation of the yield of the two U.S. Treasury constant maturities with a maturity date (one longer and one shorter) nearest to the maturity date of the financing, compounded semi-annually;

     (iii) the principal amount of the loan is less than or equal to the principal amount proposed to PWRES;

      (iv) all  other   terms  and   conditions  of   such  transaction   are
     substantially similar to the terms offered to PWRES;

     (v) the Company and such other Person shall have executed a letter of intent with respect to such transaction within forty-five (45) days of the date PWRES declines the Company's offer to act as lender, lead manager or lead underwriter for such transaction;

     (vi) the Company and the Managing Member thereafter diligently prosecute all actions necessary to consummate such transaction subsequent to the execution of such letter of intent; and

     (vii) the transaction as ultimately entered into by the parties is without change in economics or material business terms from the term sheet.

Notwithstanding the forgoing, with respect to transactions involving up to 30% in the aggregate of the assets of the Company (as determined at the end of the Investment Period) for which mortgage financing or refinancing will be obtained during the term of this Agreement (as such amount may be determined at the end of the Investment Period), the Company shall not be obligated to provide PWRES with such exclusive right of first offer; provided, however,
that with respect to assets of the type similar to those   --------  -------
described on Schedule 3.03(B) hereof that are financed or refinanced by tax
             ----------------
exempt debt financing or similarly advantaged financing during the term of this Agreement, only 50% of the par amount of such debt shall be taken into account for purposes of determining whether such 30% threshold has been reached and provided further, that the Company may exceed such 30% threshold
            -------- -------
if, on or prior to the closing date of such financing, the Company pays to PWRES a fee equal to 2% of the amount by which any mortgage financing or refinancing exceeds such threshold. Such payment shall be made by wire transfer of immediately available funds to an account designated by PWRES for such purpose. PWRES' rights under this Section 17.19(a) shall be on the
                                        ----------------
express condition that at least two of John A. Taylor, Diedre Wiener and Steven Baum shall be with PWRES or such other entity as shall then be the Class A Member in accordance with the terms hereof at the time of such transaction.

          (b) PWRES shall have the exclusive right of first offer to act as lead manager or underwriter for any equity transaction directly or indirectly involving the Company's assets on the terms and conditions set forth in this
Section 17.19(b).  Prior to making any offer or soliciting any offer from any
----------------
other  person  to act  as  lead manager  or  lead underwriter  in  any equity transaction directly or indirectly involving the Company's assets the Managing Member shall give PWRES a Notice specifying all of the material business terms for such transaction including, but not limited to the underwriters' spread.  If  PWRES notifies the Managing Member within  ten six
(6) Business Days that PWRES elects to act as lead manager or lead underwriter for such transaction, on such terms then thereafter PWRES and the Managing Member shall negotiate diligently and in good faith to consummate such transaction on such terms; provided, however, that if the Company
                                --------  -------
reasonably  determines  that  the  engagement  of  another  lead  manager  or underwriter for any such equity trans act as co-manager of such equity transaction on terms, including underwriters' spread and allocation, not less favorable than those of (i) any other co-manager of such transaction, if there are other co-managers, or (ii) the lead manager of such transaction, if there are no other co-managers; provided, that with respect to transactions involving up to 30% in the aggregate of the assets of the Company with respect to which financing will be obtained by means of equity transactions during the term of this Agreement (to be determined at the end of the Investment Period), the Company shall not be obligated to permit PWRES to so act as co-manager to the extent there are no co-managers of the transaction. PWRES' rights under this Section 17.19(b) shall be on the
                         ----------------
express condition that at least two of John A. Taylor, Diedre Wiener and Steven Baum shall be with PWRES or such other entity as shall then be the holder of the Preferred in accordance with the terms hereof at the time of such transaction.

          (c) Notwithstanding anything to the contrary herein contained, PWRES' Right of First Offer with respect to debt and equity transactions shall terminate and be of no further force or effect after PWRES shall have acted as lender, lead manager or lead underwriter for any such debt or equity transactions totaling at least $450 million in the aggregate; provided,
                                                              --------
however, that any such debt or equity transactions in respect of Investments
-------
introduced to the Company by PWRES shall not be taken into account for purposes of determining whether or not such $450 million threshold has been reached.

          (The remainder of this page has been intentionally left blank.)

     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.


                              MANAGING MEMBER:
                              ---------------

                              RSVP HOLDINGS, LLC

                              By:  RSI Fund Management, LLC,
                                   its managing member

                              By:  Reckson Services Industries, Inc.,
                                   its managing member

                              By:_________________________________
                                   Name:
                                   Title:

                              CLASS A MEMBER:
                              --------------

                              PAINE WEBBER REAL ESTATE SECURITIES INC.


                              By:_________________________________
                                   Name:
                                   Title:



                              For Purposes of Section 7.05(A) and (F) Only:
                              --------------------------------------------

                              RECKSON SERVICES INDUSTRIES, INC.


                              By:_________________________________
                                   Name:
                                   Title:


                                  SCHEDULE A

                         MEMBERS' CAPITAL COMMITMENTS

Class A Member         Amount            Class B Member            Amount
    PWRES           $200,000,000       RSVP Holdings, LLC       $100,000,000


                                SCHEDULE 2.22

                         COMPANY MANAGEMENT PERSONNEL


                              Donald J. Rechler
                               Roger M. Rechler
                               Scott H. Rechler
                               Gregg M. Rechler
                             Mitchell D. Rechler
                                Michael Maturo



                              TABLE OF CONTENTS
                              -----------------


                                                                         Page
                                                                         ----


ARTICLE INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
------- -----------
     1.01.     Formation  . . . . . . . . . . . . . . . . . . . . . . . . . 1
               ---------
     1.02.     Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
               ----
     1.03.     Place of Business  . . . . . . . . . . . . . . . . . . . . . 2
               -----------------
     1.04.     Registered Office; Principal Office  . . . . . . . . . . . . 2
               -----------------------------------
     1.05.     Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
               ----

ARTICLE II DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
------- -- -----------

ARTICLE III PURPOSE AND BUSINESS . . . . . . . . . . . . . . . . . . . . .  23
------- --- -------------------
     3.01.     Business . . . . . . . . . . . . . . . . . . . . . . . . .  23
               --------
     3.02.     Authorized Activities  . . . . . . . . . . . . . . . . . .  24
               ---------------------
     3.03.     Prohibited Activities  . . . . . . . . . . . . . . . . . .  26
               ---------------------
     3.04.     EBITDA . . . . . . . . . . . . . . . . . . . . . . . . . .  28
               ------
     3.05.     Co-Investment Opportunities  . . . . . . . . . . . . . . .  28
               ---------------------------
     3.06.     Determination of Fair Value, Gross Fair Value and Deemed
               --------------------------------------------------------
Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
-----

ARTICLE IV COMPANY INTERESTS AND CAPITAL . . . . . . . . . . . . . . . . .  33
------- -- -----------------------------

     4.01.     Managing Member  . . . . . . . . . . . . . . . . . . . . .  33
               ---------------
     4.02.     Non-Managing Members . . . . . . . . . . . . . . . . . . .  33
               --------------------
     4.03.     Capital Contributions  . . . . . . . . . . . . . . . . . .  33
               ---------------------
     4.04.     Default by Members . . . . . . . . . . . . . . . . . . . .  37
               ------------------
     4.05.     Interest . . . . . . . . . . . . . . . . . . . . . . . . .  38
               --------
     4.06.     (Reserved.)  . . . . . . . . . . . . . . . . . . . . . . .  38

     4.07.     Withdrawal of Capital Contributions  . . . . . . . . . . .  38
               -----------------------------------
     4.08.     Restoration of Negative Capital Accounts . . . . . . . . .  38
               ----------------------------------------
     4.09.     (Reserved.)  . . . . . . . . . . . . . . . . . . . . . . .  38

     4.10.     (Reserved.)  . . . . . . . . . . . . . . . . . . . . . . .  38

     4.11.     Class A Members' Remaining Capital Commitment Fee  . . . .  38
               -------------------------------------------------

ARTICLE V CAPITAL ACCOUNTS, ALLOCATION OF INCOME AND LOSS  . . . . . . . .  39
------- - -----------------------------------------------

     5.01.     Capital Accounts.  . . . . . . . . . . . . . . . . . . . .  39
               ----------------
     5.02.     Allocation of Profits and Losses.  . . . . . . . . . . . .  39
               --------------------------------

ARTICLE VI DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . .  40
------- -- -------------

     6.01.     Distributions. . . . . . . . . . . . . . . . . . . . . . .  40
               -------------
     6.02.     Withholding  . . . . . . . . . . . . . . . . . . . . . . .  44
               -----------
     6.03.     Form of Distributions. . . . . . . . . . . . . . . . . . .  44
               ---------------------
     6.04.     Distribution Accounts  . . . . . . . . . . . . . . . . . .  44
               ---------------------
     6.05.     Payment of Cure Amount . . . . . . . . . . . . . . . . . .  45
               ----------------------
     6.06.     Tax Distributions  . . . . . . . . . . . . . . . . . . . .  46
               -----------------

ARTICLE VII RIGHTS AND OBLIGATIONS OF THE MANAGING MEMBER  . . . . . . . .  46
------- --- ---------------------------------------------

     7.01.     Management.  . . . . . . . . . . . . . . . . . . . . . . .  46
               ----------
     7.02.     Authority. . . . . . . . . . . . . . . . . . . . . . . . .  46
               ---------
     7.03.     Limitations on the Managing Member . . . . . . . . . . . .  47
               ----------------------------------
     7.04.     Business with Affiliates.  . . . . . . . . . . . . . . . .  48
               ------------------------
     7.05.     Liability for Acts and Omissions; Recourse to Reckson Services
               --------------------------------------------------------------
and to ROP Line.                                                           50
---------------
     7.06.     (Reserved.)  . . . . . . . . . . . . . . . . . . . . . . .  53
     7.07.     (Reserved.)  . . . . . . . . . . . . . . . . . . . . . . .  53
     7.08.     Key Man Provisions.  . . . . . . . . . . . . . . . . . . .  53
               ------------------
     7.09.     Presentation of Opportunities to the Company . . . . . . .  54
               --------------------------------------------
     7.10.     Other Activities . . . . . . . . . . . . . . . . . . . . .  55
               ----------------
     7.11.     Affirmative Covenants  . . . . . . . . . . . . . . . . . .  55
               ---------------------
     7.12.     Negative Covenants . . . . . . . . . . . . . . . . . . . .  62
               ------------------
     7.13.     Compliance with Affirmative and Negative Covenants . . . .  63
               --------------------------------------------------

ARTICLE VIII ASSIGNMENTS, WITHDRAWAL AND REMOVAL OF THE MANAGING MEMBERS .  64
------- ---- -----------------------------------------------------------
     8.01.     Assignment or Withdrawal by the Managing Member  . . . . .  64
               -----------------------------------------------
     8.02.     Voluntary Assignment or Withdrawal of the Managing Member.  64
               ---------------------------------------------------------
     8.03.     Bankruptcy of the Managing Member.   . . . . . . . . . . .  64
               ---------------------------------
     8.04.     (Reserved.)  . . . . . . . . . . . . . . . . . . . . . . .  65

     8.05.     Obligations of a Prior Managing Member.  . . . . . . . . .  65
               --------------------------------------
     8.06.     Successor Managing Member.   . . . . . . . . . . . . . . .  65
               -------------------------

ARTICLE IX RIGHTS AND OBLIGATIONS OF NON-MANAGING MEMBERS  . . . . . . . .  66
------- -- ----------------------------------------------
     9.01.     Management of the Company.   . . . . . . . . . . . . . . .  66
               -------------------------
     9.02.     Limitation on Liability. . . . . . . . . . . . . . . . . .  66
               -----------------------

ARTICLE X TRANSFER OF NON-MANAGING MEMBER INTERESTS  . . . . . . . . . . .  67
--------- -----------------------------------------
     10.01.    Transfers by Non-Managing Members.   . . . . . . . . . . .  67
               ---------------------------------
     10.02.    Substitute Non-Managing Member.  . . . . . . . . . . . . .  70
               ------------------------------
     10.03.    Involuntary Withdrawal by Non-Managing Members.  . . . . .  70
               ----------------------------------------------
     10.04.    Transfers by Class B Members.  . . . . . . . . . . . . . .  71
               ----------------------------

ARTICLE XI DISSOLUTION AND LIQUIDATION; RECONSTITUTION . . . . . . . . . .  71
------- -- -------------------------------------------
     11.01.    Dissolution.   . . . . . . . . . . . . . . . . . . . . . .  71
               -----------
     11.02.    Liquidation. . . . . . . . . . . . . . . . . . . . . . . .  72
               -----------
     11.03.    Continuation of the Company.   . . . . . . . . . . . . . .  73
               ---------------------------
     11.04.    Release. . . . . . . . . . . . . . . . . . . . . . . . . .  73
               -------

ARTICLE XII REPRESENTATIONS AND WARRANTIESOF THE MEMBERS . . . . . . . . .  73
------- --- --------------------------------------------
     12.01.    Representations and Warranties of the Non-Managing Members. 73
     12.02.    Representations and Warranties of the Managing Member.   .  74
               -----------------------------------------------------

ARTICLE XIII ACCOUNTING AND REPORTS  . . . . . . . . . . . . . . . . . . .  75
------------ -----------------------
     13.01.    Books and Records.   . . . . . . . . . . . . . . . . . . .  75
               -----------------
     13.02.    Tax Matters Member . . . . . . . . . . . . . . . . . . . .  75
               ------------------
     13.03.    Reports to Members.  . . . . . . . . . . . . . . . . . . .  77
               ------------------
     13.04.    Company Funds. . . . . . . . . . . . . . . . . . . . . . .  79
               -------------

ARTICLE XIV (Reserved.)  . . . . . . . . . . . . . . . . . . . . . . . . .  80
-----------
ARTICLE XV AMENDMENTS AND MEETINGS . . . . . . . . . . . . . . . . . . . .  80
---------- -----------------------
     15.01.    Amendment Procedure. . . . . . . . . . . . . . . . . . . .  80
               -------------------
     15.02.    Exceptions.    . . . . . . . . . . . . . . . . . . . . . .  81
               ----------
     15.03.    Meetings and Voting. . . . . . . . . . . . . . . . . . . .  81
               -------------------

ARTICLE XVI ADVISORY COMMITTEE . . . . . . . . . . . . . . . . . . . . . .  82
----------- ------------------
     16.01.    Selection of the Advisory Committee. . . . . . . . . . . .  82
               -----------------------------------
     16.02.    Meetings of and Action by the Advisory Committee.  . . . .  82
               ------------------------------------------------
     16.03.    Advisory Committee Management Authority in Certain Events.  85
               ---------------------------------------------------------

ARTICLE XVII MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . .  86
------------ -------------

     17.01.    Title to Company Property. . . . . . . . . . . . . . . . .  86
               -------------------------
     17.02.    Validity.  . . . . . . . . . . . . . . . . . . . . . . . .  86
               --------
     17.03.    Applicable Law.  . . . . . . . . . . . . . . . . . . . . .  87
               --------------
     17.04.    Binding Agreement. . . . . . . . . . . . . . . . . . . . .  87
               -----------------
     17.05.    Waiver of Action for Partition.  . . . . . . . . . . . . .  87
               ------------------------------
     17.06.    Record of Non-Managing Members.  . . . . . . . . . . . . .  87
               ------------------------------
     17.07.    Headings.  . . . . . . . . . . . . . . . . . . . . . . . .  87
               --------
     17.08.    Terminology. . . . . . . . . . . . . . . . . . . . . . . .  87
               -----------
     17.09.    Counterparts.  . . . . . . . . . . . . . . . . . . . . . .  87
               ------------
     17.10.    Entire Agreement.  . . . . . . . . . . . . . . . . . . . .  87
               ----------------
     17.11.    Disclaimer.  . . . . . . . . . . . . . . . . . . . . . . .  87
               ----------
     17.12.    No Third Party Rights. . . . . . . . . . . . . . . . . . .  87
               ---------------------
     17.13.    Attorneys' Fees  . . . . . . . . . . . . . . . . . . . . .  88
               ---------------
     17.14.    Services to the Company. . . . . . . . . . . . . . . . . .  88
               -----------------------
     17.15.    Confidentiality. . . . . . . . . . . . . . . . . . . . . .  88
               ---------------
     17.16.    Member's Discretion  . . . . . . . . . . . . . . . . . . .  89
               -------------------
     17.17.    Modification, Waiver in Writing  . . . . . . . . . . . . .  89
               -------------------------------
     17.18.    (Intentionally Omitted)  . . . . . . . . . . . . . . . . .  89
     17.19.    PWRES Right of First Offer.  . . . . . . . . . . . . . . .  89
               --------------------------


SCHEDULES
---------

Schedule A               Members' Capital Commitments
Schedule 2.22       Company Management Personnel


                   RECKSON STRATEGIC VENTURE PARTNERS, LLC


                             OPERATING AGREEMENT